EXHIBIT 4.1


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                                    INDENTURE

                              dated as of [ ], [ ]

                                     between

                      CITIBANK CREDIT CARD ISSUANCE TRUST,
                                   as Issuer,

                                       and

                             BANKERS TRUST COMPANY,

                                   as Trustee


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                                TABLE OF CONTENTS

                                                                           Page

                                    ARTICLE I

                        Definitions and Other Provisions
                             of General Application



SECTION 101. Definitions......................................................3
SECTION 102. Compliance Certificates and Opinions............................26
SECTION 103. Form of Documents Delivered to Trustee..........................26
SECTION 104. Acts of Noteholders.............................................27
SECTION 105. Notices, etc., to Trustee and Issuer....... ....................28
SECTION 106. Notices to Noteholders; Waiver..................................29
SECTION 107. Conflict with Trust Indenture Act...............................29
SECTION 108. Effect of Headings and Table of Contents........................30
SECTION 109. Successors and Assigns..........................................30
SECTION 110. Separability Clause.............................................30
SECTION 111. Benefits of Indenture...........................................30
SECTION 112. Governing Law...................................................30
SECTION 113. Counterparts....................................................30


                                   ARTICLE II

                                   Note Forms

SECTION 201.  Forms Generally................................................31
SECTION 202.  Forms of Notes.................................................31
SECTION 203.  Form of Trustee's Certificate of Authentication................31
SECTION 204.  Notes Issuable in the Form of a Global Note....................32


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                                                                            Page

                                   ARTICLE III

                                    The Notes

SECTION 301.   General Title; General Limitations; Issuable in
               Series; Terms of Particular Series, Class or
               Tranches......................................................34
SECTION 302.   Denominations.................................................38
SECTION 303.   Execution, Authentication and Delivery and Dating.............39
SECTION 304.   Temporary Notes...............................................40
SECTION 305.   Registration, Transfer and Exchange...........................40
SECTION 306.   Mutilated, Destroyed, Lost and Stolen Notes...................42
SECTION 307.   Payment of Interest; Interest Rights Preserved................42
SECTION 308.   Persons Deemed Owners.........................................43
SECTION 309.   Cancelation...................................................43
SECTION 310.   Computation of Interest.......................................43
SECTION 311.   New Issuances of Notes........................................43
SECTION 312.   Specification of Required Subordinated Amount
               and other Terms  with Respect to each Tranche.................48
SECTION 313.   Required Subordinated Amount Conditions to
               Issuance of a Tranche of a Senior Class of a
               Multiple Issuance Series......................................48

                                   ARTICLE IV

                            Accounts and Investments

SECTION 401.   Collections...................................................51
SECTION 402.   Accounts......................................................51


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SECTION 403.   Investment of Funds in the Accounts...........................52
SECTION 404.   Excess Funds in the Interest Funding
               sub-Accounts or Principal Funding sub-Accounts................54


                                    ARTICLE V

                       Allocations, Deposits and Payments

SECTION 501.   Allocations of Finance Charge Collections.....................55
SECTION 502.   Allocations of Principal Collections..........................55
SECTION 503.   Targeted Deposits of Furnace Charge Collections
               and Principal Collections to the Interest Funding
               Account.......................................................56
SECTION 504.   Payments Received from Derivative
               Counterparties for Interest; Other Deposits to the
               Interest Funding Account......................................58
SECTION 505.   Allocation of Deposits to Interest Funding sub-
               Accounts......................................................59
SECTION 506.   Deposit of Principal Funding sub-Account
               Earnings in Interest Funding sub-Accounts;
               Principal Funding sub-Account Earnings
               Shortfall; Payments Received from Derivative
               Counterparties for Interest...................................59
SECTION 507.   Withdrawals from Interest Funding Account.....................61
SECTION 508.   Targeted Deposits of Principal Collections to the
               Principal Funding Accou.......................................62
SECTION 509.   Payments Received from Derivative
               Counterparties for Principal; Other Deposits to
               Principal Funding Accounts....................................65
SECTION 510.   Allocation to Principal Funding sub-Accounts..................65
SECTION 511.   Withdrawals from Principal Funding Account....................66
SECTION 512.   Limit on Reallocations of Principal Collections


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                                                                            Page
               Taken to Benefit Senior Classes of Single
               Issuance Series...............................................68
SECTION 513.   Limit on Reallocations of Principal Collections
               Taken to Benefit Senior Classes in Multiple
               Issuance Series...............................................69
SECTION 514.   Limit on Reallocations of Principal Collections
               Given to Benefit Senior Classes in Multiple
               Issuance Series...............................................72
SECTION 515.   Limit on Repayments of Subordinated Classes of
               Single Issuance Series........................................73
SECTION 516.   Limit on Repayments of Subordinated Classes of
               Multiple Issuance Series......................................74
SECTION 517.   Targeted Deposits to the Class C Reserve Account..............76
SECTION 518.   Withdrawals from the Class C Reserve Account..................77
SECTION 519.   Reinvestment in the Collateral Certificate....................77
SECTION 520.   Final Payment.................................................78
SECTION 521.   Timing of Deposits............................................78
SECTION 522.   Sale of Credit Card Receivables on Legal Maturity
               Date..........................................................78
SECTION 523.   Netting of Deposits and Payments..............................79
SECTION 524.   Pro Rata Payments within a Tranche............................79


                                   ARTICLE VI

                           Satisfaction and Discharge

SECTION 601.   Satisfaction and Discharge of Indenture.......................79
SECTION 602.   Application of Trust Money....................................80
SECTION 603.   Cancelation of Notes Held by the Issuer or the
               Banks.........................................................80


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                                                                            Page

                                   ARTICLE VII

                                    Remedies


SECTION 701.   Events of Default.............................................81
SECTION 702.   Acceleration of Maturity; Rescission and
               Annulment.....................................................82
SECTION 703.   Collection of Indebtedness and Suits for
               Enforcement by Trustee........................................84
SECTION 704.   Trustee May File Proofs of Claim..............................85
SECTION 705.   Trustee May Enforce Claims Without Possession
               of Notes......................................................86
SECTION 706.   Application of Money Collected................................86
SECTION 707.   Trustee May Elect to Hold the Collateral
               Certificate...................................................87
SECTION 708.   Sale of Credit Card Receivables for Accelerated
               Class C Notes.................................................87
SECTION 709.   Noteholders Have the Right to Direct the Time,
               Method and Place of Conducting Any Proceeding
               for Any Remedy Available to the Trustee.......................88
SECTION 710.   Limitation on Suits...........................................89
SECTION 711.   Unconditional Right of Noteholders to Receive
               Principal and Interest; Limited Recourse......................89
SECTION 712.   Restoration of Rights and Remedies............................90
SECTION 713.   Rights and Remedies Cumulative................................90
SECTION 714.   Delay or Omission Not Waiver..................................90
SECTION 715.   Control by Noteholders........................................90
SECTION 716.   Waiver of Past Defaults.......................................91
SECTION 717.   Undertaking for Costs.........................................91
SECTION 718.   Waiver of Stay or Extension Laws..............................92


                                  ARTICLE VIII

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                                                                           Page


                                   The Trustee

SECTION 801.   Certain Duties and Responsibilities...........................92
SECTION 802.   Notice of Defaults............................................94
SECTION 803.   Certain Rights of Trustee.....................................94
SECTION 804.   Not Responsible for Recitals or Issuance of Notes.............95
SECTION 805.   May Hold Notes................................................96
SECTION 806.   Money Held in Trust...........................................96
SECTION 807.   Compensation and Reimbursement, Limit on
               Compensation, Reimbursement and Indemnity.....................96
SECTION 808.   Disqualification; Conflicting Interests.......................97
SECTION 809.   Corporate Trustee Required; Eligibility.......................97
SECTION 810.   Resignation and Removal; Appointment of
               Successor.....................................................98
SECTION 811.   Acceptance of Appointment by Successor........................99
SECTION 812.   Merger, Conversion, Consolidation or Succession
               to Business..................................................100
SECTION 813.   Preferential Collection of Claims Against Issuer.............101
SECTION 814.   Appointment of Authenticating Agent..........................101


                                   ARTICLE IX

                Noteholders' Meetings, Lists, Reports by Trustee,
                         Issuer and Managing Beneficiary

SECTION 901.   Issuer To Furnish Trustee Names and Addresses
               of Noteholders...............................................103
SECTION 902.   Preservation of Information; Communications to
               Noteholders..................................................103
SECTION 903.   Reports by Trustee...........................................105
SECTION 904.   Meetings of Noteholders; Amendments and

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                                                                           Page

               Waivers......................................................106
SECTION 905.   Reports by Issuer............................................107
SECTION 906.   Accounting and Directions by the Trustee.....................108
SECTION 907.   Reports by Trustee...........................................108
SECTION 908.   Issuer's Report..............................................108
SECTION 909.   Payment Request to Master Trust..............................108
SECTION 910.   Monthly Computation Statement................................109


                                    ARTICLE X

             Supplemental Indentures; Amendments to the Pooling and
            Servicing Agreement and Amendments to the Trust Agreement

SECTION 1001.  Supplemental Indentures Without Consent of
               Noteholders..................................................109
SECTION 1002.  Supplemental Indentures with Consent of
               Noteholders..................................................111
SECTION 1003.  Execution of Supplemental Indentures.........................112
SECTION 1004.  Effect of Supplemental Indentures............................113
SECTION 1005.  Conformity with Trust Indenture Act..........................113
SECTION 1006.  Reference in Notes to Supplemental Indentures................113
SECTION 1007.  Amendments to the Pooling and Servicing
               Agreement Without Consent....................................113
SECTION 1008.  Amendments to the Pooling and Servicing
               Agreement With Consent.......................................113
SECTION 1009.  Amendments to the Trust Agreement Without
               Consent......................................................114
SECTION 1010.  Amendments to the Trust Agreement With Consent...............115
SECTION 1011.  Tax .........................................................115
SECTION 1012.  Notice.......................................................115

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                                                                           Page


                                   ARTICLE XI

               Representations, Warranties and Covenants of Issuer


SECTION 1101.  Payment of Principal and Interest............................116
SECTION 1102.  Maintenance of Office or Agency..............................116
SECTION 1103.  Money for Note Payments to be Held in Trust..................116
SECTION 1104.  Statement as to Compliance...................................118
SECTION 1105.  Legal Existence..............................................119
SECTION 1106.  Further Instruments and Acts.................................119
SECTION 1107.  Compliance with Laws.........................................119
SECTION 1108.  Notice of Events of Default..................................119
SECTION 1109.  Certain Negative Covenants...................................119
SECTION 1110.  No Other Business............................................120
SECTION 1111.  No Borrowing.................................................120


                                   ARTICLE XII

                            Early Redemption of Notes

SECTION 1201.  Applicability of Article.....................................120
SECTION 1202.  Notice.......................................................122
SECTION 1203.  Payment of Redemption Price..................................122


                                  ARTICLE XIII

                                   Collateral

SECTION 1301.  Recording, Etc...............................................122
SECTION 1302.  Trust Indenture Act Requirements.............................123
SECTION 1303.  Suits To Protect the Collateral..............................124


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                                                                           Page

SECTION 1304.  Purchaser Protected..........................................124
SECTION 1305.  Powers Exercisable by Receiver or Trustee....................124
SECTION 1306.  Determinations Relating to Collateral........................125
SECTION 1307.  Release of Collateral........................................125
SECTION 1308.  Certain Actions by Trustee...................................126
SECTION 1309.  Opinions as to Collateral....................................126
SECTION 1310.  Delegation of Duties.........................................127


                                   ARTICLE XIV

                                 Miscellaneous

SECTION 1401.  No Petition..................................................127
SECTION 1402.  Trust Obligations............................................127
SECTION 1403.  Limitations on Liability.....................................128
SECTION 1404.  Notes Treated as Debt........................................128
SECTION 1405.  Actions Taken by the Issuer..................................128


Exhibit A      Form of Payment Request
Exhibit B      Form of Monthly Computation Statement
Exhibit C      Form of Issuer's Report


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                         THIS INDENTURE between CITIBANK CREDIT CARD ISSUANCE
                    TRUST, a statutory business trust organized under the laws of the State of Delaware (the "Issuer"), having its principal office at [address], [State] [ZIP], and BANKERS TRUST COMPANY, a New York banking corporation ( the "Trustee"), is made and entered into as of [ ], [ ].


                             RECITALS OF THE ISSUER

     The Issuer has duly authorized the execution and delivery of this Indenture to provide for the issuance of its notes to be issued in one or more fully registered or bearer series, classes or tranches.

     All things necessary to make this Indenture a valid agreement of the Issuer, in accordance with its terms, have been done.

                                 GRANTING CLAUSE

     To secure the Issuer's obligations under the Notes, the Issuer hereby grants to (a) the Trustee, for the benefit and security of the Noteholders, (b) each counterparty to a Derivative Agreement entered into in connection with issuance of a tranche of Notes that expressly states it is entitled to the benefit of the Collateral, subject to Section 1303 and (c) the Trustee, a security interest in all of its right, title and interest, whether now owned or hereafter acquired, in and to:

     (i) the Collateral Certificate;

     (ii) the Collection Account;

     (iii) the Principal Funding Account;

     (iv) the Interest Funding Account;


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     (v) the Class C Reserve Account;

     (vi) any Supplemental Account;

     (vii) all sub-accounts in the Principal Funding Account, the Interest Funding Account, the Class C Reserve Account and any Supplemental Account;

     (viii) all securities, securities entitlements, investments, money and other property held in or through the Collection Account, the Principal Funding Account, the Interest Funding Account, the Class C Reserve Account, any Supplemental Account or any sub-account thereof;

     (ix) all rights, benefits and powers under any Derivative Agreement relating to any tranche of Notes;

     (x) all interest, principal, dividends, payments or distributions of any nature or type on any of the above;

     (xi) all rights of enforcement against any of the representations and warranties made by the Beneficiaries pursuant to Section 3.02 of the Trust Agreement; and

     (xii) all present and future claims, demands, causes of and choses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing.

     The collateral described above is referred to as the "Collateral". The security interest in the Collateral is granted to secure the Notes (and, to the extent specified in the applicable terms document, the obligations under any applicable Derivative Agreements) equally and ratably without prejudice, priority or distinction, except as otherwise expressly provided in this Indenture, or in the Issuer's Certificate or supplemental indenture which establishes any tranche of Notes, between any Note and any other Note by reason of difference in time of issuance or otherwise, and to secure (i) the payment of all amounts due on such Notes (and, to the extent so specified, the obligations under any Derivative Agreements) in accordance with their terms, (ii) the payment of all other sums payable under this Indenture and (iii) compliance with the provisions of this Indenture, all as provided in this Indenture.

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     The Trustee acknowledges the grant of such security interest, and accepts the Collateral in trust hereunder in accordance with the provisions hereof and agrees to perform the duties herein to the end that the interests of the Noteholders may be adequately and effectively protected.

     Particular Notes and Derivative Agreements will benefit from the Security Interest to the extent (and only to the extent) proceeds and distributions on the Collateral are allocated for their benefit pursuant to this Indenture and the applicable terms document.

                            AGREEMENTS OF THE PARTIES

     To set forth or to provide for the establishment of the terms and conditions upon which the Notes are and are to be authenticated, issued and delivered, and in consideration of the premises and the purchase of Notes by the Holders thereof, it is mutually covenanted and agreed as follows, for the equal and proportionate benefit of all Holders of the Notes or of a series, class or tranche thereof, as the case may be:

                                LIMITED RECOURSE

     The obligation of the Issuer to make payments of principal, interest and other amounts on the Notes and to make payments on Derivative Agreements is limited by recourse only to the Collateral.



                                    ARTICLE I

                        Definitions and Other Provisions
                             of General Application

     SECTION 101. Definitions. For all purposes of this Indenture and of any supplemental indenture, except as otherwise expressly provided or unless the context otherwise requires:

          (1) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;


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          (2) all other terms used herein which are defined in the Trust
     Indenture Act or by Commission rule under the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

          (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder means such accounting principles as are generally accepted in the United States of America at the date of such computation;

          (4) all references in this Indenture to designated "Articles", "Sections" and other subdivisions are to the designated Articles, Sections and other subdivisions of this Indenture as originally executed. The words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision; and

          (5) "including" and words of similar import will be deemed to be followed by "without limitation".

     "Accounts" means, collectively, the Collection Account, the Interest Funding Account, the Principal Funding Account, the Class C Reserve Account, and any Supplemental Account.

     "Act", when used with respect to any Noteholder, is defined in Section 104(a).

     "action", when used with respect to the Issuer or any Noteholder, is defined in Section 104(a).

     "Adjusted Outstanding Dollar Principal Amount" means at any time with respect to any tranche of Notes, the Outstanding Dollar Principal Amount of all Outstanding Notes of such tranche at such time, less any funds on deposit in the Principal Funding sub-Account for such tranche at such time.


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     "Adverse Effect" means, whenever used in this Indenture with respect to (a)
any tranche of Notes with respect to any action, that such action will at the time of its occurrence or at any future date result in the occurrence of an Early Redemption Event or Event of Default, (b) adversely affect the amount of funds available to be distributed to the Noteholders of any series pursuant to this Indenture or the timing of such distributions, or (c) adversely affect the security interest of the Trustee in the Collateral.

     "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "applicable investment category" means with respect to any investment for an Account relating to a tranche of Class A Notes, Class B Notes or Class C Notes, the following ratings:

                  Standard &
                    Poor's          Moody's          Fitch        Duff & Phelps

Class A Notes     A-1+ or AAA     P-1 or Aaa       F-1+ or AAA     D-1+ or AAA
Class B Notes     A or higher     A2 or higher     A or higher     A or higher
Class C Notes     BBB or higher   Baa2 or higher   BBB or higher   BBB or higher

Notwithstanding the foregoing, if funds on deposit in an Account are for the benefit of more than one class of Notes, the rating required for any investment of those funds will be the rating applicable to the most senior class.

     "Authenticating Agent" means any Person authorized by the Trustee to authenticate Notes under Section 814.

     "Banks" means Citibank (South Dakota) and Citibank (Nevada).

     "Beneficiaries" is defined in the Trust Agreement.

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     "Business Day" unless otherwise specified in the terms document for any tranche of Notes, means any day other than (a) a Saturday or Sunday or (b) any other day on which national banking associations or state banking institutions in New York, New York, South Dakota, or Las Vegas, Nevada, or any other state in which the principal executive offices of any Additional Seller (as defined in the Pooling and Servicing Agreement) are located, are authorized or obligated by law, executive order or governmental decree to be closed.

     "Citibank" means Citibank, N.A.

     "Citibank (Nevada)" means Citibank (Nevada), National Association.

     "Citibank (South Dakota)" means Citibank (South Dakota), N.A.

     "class" means, with respect to any Note, the class specified in the applicable terms document. Notes of a single class of a series will rank equally with respect to payment of principal, but may differ with respect to interest rates, maturity or other terms.

     "Class A Notes" means a Note specified in the applicable terms document as belonging to Class A.

     "Class A Required Subordinated Amount" means, with respect to any tranche of Class A Notes, the Required Subordinated Amount of Class B Notes or Class C Notes, as the case may be.

     "Class B Notes" means a Note specified in the applicable terms document as belonging to Class B.

     "Class B Required Subordinated Amount" means, with respect to any tranche of Class B Notes, the Required Subordinated Amount of Class C Notes.

     "Class C Notes" means a Note specified in the applicable terms document as belonging to Class C.

     "Class C Reserve Account" means the trust account designated as such and established pursuant to Section 402(a).


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     "Collateral" is defined in the Granting Clause.

     "Collateral Certificate" means the Series [ ]-00 Certificate, issued pursuant to the Pooling and Servicing Agreement and the Series [ ]-00 Supplement.

     "Collection Account" is defined in Section 402(a).

     "Collections" is defined in Section 401.

     "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act, or, if at any time after the execution of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties on such date.

     "Controlled Amortization Amount" means, with respect to any tranche of Notes, the amount specified in the applicable terms document for computing the deposits targeted by Section 508(b).

     "Corporate Trust Office" means the principal office of the Trustee in New York, New York at which at any particular time its corporate trust business will be principally administered, which office at the date hereof is located at 4 Albany Street, New York, New York 10006, Attention: Corporate Trust and Agency Services, except that with respect to the presentation of Notes to the Trustee for payment or for registration of transfer and exchange, such term means the office or the agency of the Trustee in said city at which at any particular time its corporate agency business will be conducted, which office at the date hereof is located at 4 Albany Street, New York, New York 10006.

     "Depositary" means, unless otherwise specified by the Issuer pursuant to either Section 204 or 301, with respect to Notes of any tranche issuable or issued as a Global Note, The Depository Trust Company, New York, New York, or any successor thereto registered as a clearing agency under the Securities Exchange Act, or other applicable statute or regulation.

     "Derivative Agreement" means any currency, interest rate or other swap, cap, collar, guaranteed investment contract or other derivative agreement.


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     "Derivative Counterparty" means any party to any Derivative Agreement other than the Issuer or the Trustee.

     "Discount Note" means a Note that provides for an amount less than the stated principal amount thereof to be due and payable upon the occurrence of an Early Redemption Event or other optional or mandatory redemption or the occurrence of an Event of Default and the acceleration of such Note, in each case before the Expected Principal Payment Date of the applicable Notes.

     "Dollar" means (a) United States dollars, or (b) denominated in United States dollars.

     "Due Period" is defined in the Pooling and Servicing Agreement.

     "Duff & Phelps" means Duff & Phelps Credit Rating Co., or any successor thereto.

     "Early Redemption Event" is defined in Section 1201.

     "Effective Date" means the date on which this Indenture is executed and delivered by the parties hereto.

     "Eligible Deposit Account" means either (a) a segregated account with an Eligible Institution or (b) a segregated trust account with the corporate trust department of a depository institution organized under the laws of the United States of America or any one of the states thereof, including the District of Columbia (or any domestic branch of a foreign bank), and acting as a trustee for funds deposited in such account, so long as any of the securities of such depository institution will have a credit rating from each Rating Agency in one of its generic credit rating categories which signifies investment grade.

     "Eligible Institution" means a depository institution organized under the laws of the United States of America or any one of the states thereof, including the District of Columbia (or any domestic branch of a foreign bank), which at all times has (a)(i) a long-term unsecured debt rating of A2 or better by Moody's and (ii) a certificate of deposit rating of P-1 by Moody's and (b)(i) in the case of the Collection Account, if such depository institution is an Affiliate of Citibank, a certificate of deposit rating of A-1 or better by Standard & Poor's or (ii) for any other depository institution (or for any Affiliate of Citigroup Inc., in the case of any Account other


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than the Collection Account), either (x) a long-term unsecured debt rating of
AAA by Standard & Poor's or (y) a certificate of deposit rating of A-1+ by Standard & Poor's. If so qualified, the Trustee or the Managing Beneficiary may be considered an Eligible Institution for the purposes of this definition.

     "Eligible Investments" means book-entry securities, negotiable instruments or securities represented by instruments in bearer or registered form which evidence:

               (a) direct obligations of, and obligations fully guaranteed as to timely payment by, the United States of America;

               (b) demand deposits, time deposits or certificates of deposit (having original maturities of no more than 365 days) of depository institutions or trust companies incorporated under the laws of the United States of America or any state thereof (or domestic branches of foreign banks) and subject to supervision and examination by federal or state banking or depository institution authorities; provided that at the time of the Issuer's investment or contractual commitment to invest therein, the short-term debt rating of such depository institution or trust company will be in the applicable investment category of each Rating Agency;

               (c) commercial paper (having remaining maturities of no more than 30 days) having, at the time of the Issuer's investment or contractual commitment to invest therein, a rating from each Rating Agency in its applicable investment category;

               (d) investments in money market funds rated in the applicable investment category by each Rating Agency or otherwise approved in writing by each Rating Agency;

               (e) demand deposits, time deposits and certificates of deposit which are fully insured by the FDIC;

               (f) notes or bankers' acceptances (having original maturities of no more than 365 days) issued by any depository institution or trust company referred to in (b) above;

               (g) time deposits (having maturities of no more than 30 days), other than as


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          referred to in clause (e) above, with a Person the commercial paper of which has a credit rating from each Rating Agency in its applicable investment category or notes which are payable on demand issued by Citibank; provided that such notes will constitute Eligible Investments only for so long as the commercial paper of Citigroup Inc., has a credit rating from each Rating Agency in its applicable investment category; or

               (h) any other investments approved in writing by each Rating Agency.

     The Issuer may, but is not required to, purchase Eligible Investments from a registered broker-dealer which is an Affiliate of the Trustee, Citibank (South Dakota), Citibank (Nevada) and/or Citigroup Inc.

     "Entity" means any Person other than an individual or government (including any agency or political subdivision thereof).

     "ERISA" means the Employee Retirement Income Security Act of 1974, as the same may be amended from time to time.

     "Event of Default" is defined in Section 701.

     "Excluded Master Trust Series" means any series of Investor Certificates under the Pooling and Servicing Agreement which is by its terms an "excluded series".

     "Expected Principal Payment Date" means, with respect to any tranche of Notes, the date specified as such in the applicable terms document.

     "FDIC" means the Federal Deposit Insurance Corporation or any successor thereto.

     "Federal Bankruptcy Code" means Title 11 of the United States Code, as amended from time to time.

     "Finance Charge Collections" means the amount of Investor Finance Charge Collections (as defined in the Series [ ]-00 Supplement) which are payable to the Issuer pursuant to Section 4.02 (a)(iii) of the Series [ ]-00 Supplement, together with all amounts referred to in Section 404.

     "Fitch" means Fitch IBCA, Inc., or any successor thereto.

     "Foreign currency" means (a) a currency other than Dollars, or (b) denominated in a currency other than Dollars.

     "Global Note" means with respect to any tranche of Notes, a Note which is executed by the Issuer and authenticated and delivered by the Trustee to the Depositary or pursuant to the Depositary's instruction, all in accordance with this Indenture and a supplemental indenture, if any, or Issuer's Certificate and pursuant to an Issuer Request, which will be registered in the name of the Depositary or its nominee and which will represent, and will be denominated in an amount equal to the aggregate stated principal amount of, all of the Outstanding Notes of such tranche or any portion thereof (or in the case of Discount Notes, the aggregate stated principal amount at the Expected Principal Payment Date of such Notes), in either case having the same terms, including the same original issue date, date or dates on which principal is due, and interest rate or method of determining interest.

     "group" means any one or more series of Notes which are specified as belonging to a common group in the applicable terms document.

     "Holder", when used with respect to any Note, means a Noteholder.

     "Indenture" or "this Indenture" means this Indenture as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and will include the terms of particular series, classes or tranches of Notes created as contemplated by Section 301.

     "Independent", when used with respect to any specified Person, means such a Person who (a) does not have any direct financial interest or any material indirect financial interest in the Issuer or in any other obligor upon the Notes or in any Affiliate of the Issuer or of such other obligor, and (b) is not connected with the Issuer or such other obligor or any Affiliate of the Issuer or of such other obligor, as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions. Whenever it is herein provided that any Independent Person's opinion or certificate will be furnished to the Trustee, such Person will be appointed by an Issuer Order and approved by the Trustee in the exercise of reasonable care, and such opinion or certificate will state that the signer has read this definition and that the signer is

Independent within the meaning hereof.

     "Initial Dollar Principal Amount" means (a) unless otherwise specified in the applicable terms document, with respect to tranches of Dollar
Interest-bearing Notes, the aggregate initial principal amount of the Outstanding Notes of such tranche, and (b) with respect to tranches of Discount Notes and foreign currency Notes, the amount specified in the applicable terms document as the Initial Dollar Principal Amount thereof.

     "Interest-bearing Note" means a Note that bears interest at a stated or computed rate on the stated principal amount thereof. To the extent a Note constitutes both an Interest-bearing Note and a Discount Note, the provisions of this Indenture relating to both Interest-bearing Notes and a Discount Note will apply.

     "Interest Deposit Date" means the respective dates specified for deposits into the Interest Funding sub-Accounts in Section 503.

     "Interest Funding Account" means the trust account designated as such and established pursuant to Section 402(a).

     "Interest Payment Date" means, with respect to any tranche of Notes, the Scheduled Interest Payment Date or if such day is not a Business Day, the next following Business Day.

     "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended from time to time.

     "Invested Amount" means (a) with respect to the Collateral Certificate, the Series [ ]-00 Invested Amount as defined in the Series [ ]-00 Supplement, and
(b) with respect to any other Investor Certificate, as defined in the supplement to the Pooling and Servicing Agreement creating such Investor Certificate.

     "Investor Certificate" is defined in the Pooling and Servicing Agreement.

     "Investment Company Act" means the Investment Company Act of 1940, as amended.

     "Issuer" is defined in the first paragraph of this Indenture.

     "Issuer Request", "Issuer Order" and "Issuer Consent" mean, respectively, a written request, order or consent signed in the name of the Issuer by its Managing Beneficiary or Issuer Trustee and delivered to the Trustee.

     "Issuer's Certificate" means a certificate signed by the Managing Beneficiary or the Issuer Trustee and delivered to the Trustee. Wherever this Indenture requires that an Issuer's Certificate be signed also by an accountant or other expert, such accountant or other expert (except as otherwise expressly provided in this Indenture) may be in the employ of the Managing Beneficiary.

     "Issuer's Report" means a request substantially in the form of Exhibit C.

     "Issuer Tax Opinion" means, with respect to any action, an Opinion of Counsel to the effect that for Federal and Delaware income and franchise tax purposes (a) the Issuer will not be an association (or publicly traded partnership) taxable as a corporation following such action, (b) where such action is the issuance of a series, class or tranche of Notes, following such action such series, class or tranche of Notes will be properly characterized as debt, (c) such action will not adversely affect the characterization of any Outstanding series, class or tranche of Notes as debt and (d) such action will not cause a taxable event to Holders of any such Notes.

     "Issuer Trustee" means [ ], in its capacity as trustee of the Issuer, and each of its successors and assigns.

     "Legal Maturity Date", with respect to any Note, means the date specified in such Note as the fixed date on which the principal of such Note is due and payable.

     "Managing Beneficiary" is defined in the Trust Agreement.

     "Master Trust" means Citibank Credit Card Master Trust I, established pursuant to the Pooling and Servicing Agreement.

     "Master Trust Tax Opinion" means, with respect to any action, an Opinion of Counsel to the effect that, for Federal and South Dakota (and any other state where substantial servicing activities in respect of credit card accounts are conducted by any Additional Seller, as defined in the Pooling and Servicing Agreement, or the Banks, if there is a substantial change from present servicing activities) income and franchise tax purposes, (a) such action will not adversely affect the characterization as debt of the Investor Certificates, as defined in the Pooling and Servicing Agreement, of any outstanding series or class under the Master Trust, other than the Collateral Certificate, (b) such action will not cause a taxable event to any Investor Certificateholder and (c) following such action the Master Trust will not be treated as an association (or publicly traded partnership) taxable as a corporation.

     "Moody's" means Moody's Investors Service, Inc., or any successor thereto.

     "Monthly Computation Statement" means a request substantially in the form of Exhibit B.

     "Monthly Interest Date" means, with respect to any tranche of Notes:

               (a) for any month in which a Scheduled Interest Payment Date occurs, the corresponding Interest Payment Date, and

               (b) for any month in which no Scheduled Interest Payment Date occurs, the date in such month corresponding numerically to the next Scheduled Interest Payment Date for such tranches of Notes; provided, however, that

                    (i) if there is no numerically corresponding day in such
               month, then the Monthly Interest Date will be the last Business Day of such month, and

                    (ii) if such numerically corresponding day is not a Business
               Day, the Monthly Interest Date will be the next following Business Day (unless such Business Day would fall in the following month in which case the Monthly Interest Date will be the last Business Day of such earlier month).

     "monthly period" is defined in Section 506.

         "Monthly Principal Date" means with respect to any tranche of Notes:

               (a) for any month in which the Expected Principal Payment Date occurs, the Expected Principal Payment Date (or if such day is not a Business Day, the next following Business Day), and

               (b) for any month in which no Expected Principal Payment Date occurs, the date in such month corresponding numerically to the Expected Principal Payment Date for such tranche of Notes; provided, however, that

                    (i) if there is no numerically corresponding day in such
               month, then the Monthly Principal Date will be the last Business Day of such month, and

                    (ii) if such numerically corresponding day is not a Business
               Day, the Monthly Principal Date will be the next following Business Day (unless such Business Day would fall in the following month in which case the Monthly Principal Date will be the last Business Day of such earlier month).

     "Multiple Issuance Series" means any series of Notes other than a Single Issuance Series.

     "Nominal Liquidation Amount" means, with respect to any tranche of Notes, an amount determined as follows:

          (a) As of the date of issuance of such tranche of Notes, the Nominal Liquidation Amount will be the Initial Dollar Principal Amount of such tranche of Notes.

          (b) As of each subsequent date of determination, the Nominal Liquidation Amount will be the sum of:

               (i) the Nominal Liquidation Amount of such tranche immediately after the prior date of determination, or in the case of the first date of determination, immediately after issuance;

     plus

               (ii) with respect to any tranche of Discount Notes, the amount of any accretions of interest paid by the Issuer for investment in the Invested Amount of the Collateral Certificate pursuant to Section 519(a);

         plus

               (iii) the amount of any prefunding amount released from the Principal Funding sub-Account of such tranche pursuant to Section 519(b) and paid to the Master Trust investment in the Invested Amount of the Collateral Certificate;

         plus

               (iv) the amount of all reimbursements of reductions to the Invested Amount of the Collateral Certificate made pursuant to Section 5.01(a)(v) of the Series [ ] Supplement or Sections 501(d) and 519(c) hereof since the prior date of determination, such reduction to be allocated (A) first, pro rata to each tranche of Class A Notes of each series based on the Outstanding Dollar Principal Amount thereof (and reallocated on the same basis, if necessary, until all the Nominal Liquidation Amount all tranches of Class A Notes have been increased to the Outstanding Dollar Principal Amount thereof), and (B) second, pro rata to each tranche of Class B Notes of each series based on the Outstanding Dollar Principal Amount thereof (and reallocated on the same basis, if necessary, until the Nominal Liquidation Amount of all tranches of Class B Notes have been increased to the Outstanding Dollar Principal Amount thereof), and (C) third, pro rata to each tranche of Class C Notes of each series based on the Outstanding Dollar Principal Amount thereof (and reallocated on the same basis, if necessary, until the Nominal Liquidation Amount of all tranches of Class C Notes have been increased to the Outstanding Dollar Principal Amount thereof);

         minus

               (v) the amount of all Principal Collections that are allocated to the series to which such tranche is a part which are reallocated pursuant to Section 502(a), such reduction to be allocated (A) first, pro rata to each tranche of Class C Notes of such series based on the Outstanding Dollar Principal Amount thereof (and reallocated on the same basis, if necessary), and (B) second, pro rata to each tranche of Class B Notes of such series based on the Outstanding Dollar Principal Amount thereof (and reallocated on the same basis, if necessary);

         minus

               (vi) the amount of all reductions in the Invested Amount of the Collateral Certificate resulting from an allocation of Investor Charge-Offs to Series [ ]-00 pursuant to Section 4.03 of the Series [ ]-00 Supplement, such reduction to be allocated (A) first, pro rata to each tranche of Class C Notes of each series based on the Outstanding Dollar Principal Amount thereof (and reallocated on the same basis, if necessary), and (B) second, pro rata to each tranche of Class B Notes of each series based on the Outstanding Dollar Principal Amount thereof (and reallocated on the same basis, if necessary), and (C) third, pro rata to each tranche of Class A Notes of each series based on the Outstanding Dollar Principal Amount thereof (and reallocated on the same basis, if necessary, until the Nominal Liquidation Amount of all tranches of Class A Notes have been reduced to zero);

         minus

               (vii) the amount on deposit in the applicable Principal Funding sub- Account for such tranche; and


         minus

               (viii) the aggregate amount withdrawn from the applicable Principal Funding sub-Account for such tranche pursuant to Section 511(a), (b) or (c);

provided; however, that (1) the maximum cumulative amount by which the Nominal Liquidation Amount of any tranche of Notes of a subordinated class may be reduced pursuant to clause (v) and clause (vi) is equal to the sum of the highest Outstanding Dollar Principal Amount of such tranche plus the amount of all reimbursements to the Nominal Liquidation

Amount of such tranche which are counted toward the Required Subordinated Amount with respect to a senior class of Notes issued on or after the date of such reimbursement, (2) the Nominal Liquidation Amount of a tranche of Notes may never be less than zero, and (3) the Nominal Liquidation Amount of any tranche of Notes may never be greater than the Adjusted Outstanding Dollar Principal Amount of such tranche.

     It is the intention of the Issuer that the sum of the Nominal Liquidation Amounts of all tranches of Notes will at all times be equal to the Invested Amount of the Collateral Certificate.

     The Nominal Liquidation Amount for a series of Notes will be the sum of the Nominal Liquidation Amounts of all of the tranches of Notes of that series.

     "non-Performing", with respect to a Derivative Agreement, means not Performing.

     "Note" or "Notes" means any note or notes, of any series, class or tranche authenticated and delivered from time to time under this Indenture.

     "Note Register" is defined in Section 305.

     "Note Registrar" means the Person who keeps the Note Register specified in
Section 305.

     "Noteholder" means a Person in whose name a Note is registered in the Note Register.

     "Opinion of Counsel" means a written opinion of counsel, who may (except as otherwise expressly provided in this Indenture) be an employee of or of counsel to the Issuer, the Managing Beneficiary or any of their Affiliates.

     "Outstanding", when used with respect to a Note or with respect to Notes of any group, series, class or tranche means, as of the date of determination, all such Notes theretofore authenticated and delivered under this Indenture, except:

          (a) any Notes theretofore canceled by the Trustee or delivered to the Trustee for cancelation, or canceled by the Issuer, the Banks or any Affiliate thereof pursuant to Section 309;

          (b) any Notes for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent in trust for the Holders of such Notes; provided that, if such Notes are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

          (c) any Notes whose Nominal Liquidation Amount is zero on its Legal Maturity Date (or later, after giving effect to all sales of credit card receivables, payments, allocations and distributions to be made on that day);

          (d) any Note with an Outstanding Dollar Principal Amount or Stated Principal Amount of zero; and

          (e) any such Notes in exchange for or in lieu of which other Notes have been authenticated and delivered pursuant to this Indenture, or which will have been paid pursuant to the terms of SECTION 306 (except with respect to any such Note as to which proof satisfactory to the Trustee is presented that such Note is held by a person in whose hands such Note is a legal, valid and binding obligation of the Issuer).

In determining whether the Holders of the requisite principal amount of such Notes Outstanding have given any request, demand, authorization, direction, notice, consent or waiver hereunder, and for purposes of Section 904, Notes beneficially owned by the Issuer, the Banks or any other obligor upon the Notes or any Affiliate of the Issuer, the Banks or such other obligor will be disregarded and deemed not to be Outstanding. In determining whether the Trustee will be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes which the Trustee knows to be owned by the Issuer or any other obligor upon the Notes or any Affiliate of the Issuer or such other obligor will be so disregarded. Notes so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee creates to the satisfaction of the Trustee the pledgee's right to act as owner with respect to such Notes and that the pledgee is not the Issuer or any other obligor upon the Notes or any Affiliate of the Issuer or such other obligor.

     "Outstanding Dollar Principal Amount" means at any time,

          (a) with respect to any tranche of Dollar Interest-bearing Notes, the aggregate Initial Dollar Principal Amount of the Outstanding Notes of such tranche at such time, less the Dollar amount of any amounts withdrawn from the Principal Funding sub- Account of such tranche of Notes for payment to the holders of such tranche pursuant to Section 511, and

          (b) with respect to any tranche of Discount Notes and any tranche of foreign currency Notes, an amount calculated by reference to the applicable formula set forth in the applicable terms document, taking into account the amount and timing of payments of principal made.

     "Paying Agent" means any Person authorized by the Issuer to pay the principal of or interest on any Notes on behalf of the Issuer.

     "Payment Date" means, with respect to any tranche of Notes, the applicable Principal Payment Date or Interest Payment Date.

     "Payment Request" means a request substantially in the form of Exhibit A.

     "Performing" means, with respect to any Derivative Agreement, no payment default or repudiation of performance by a Derivative Counterparty has occurred, and such Derivative Agreement has not been terminated.

     "Person" means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     "Place of Payment" means with respect to any tranche of Notes issued hereunder the city or political subdivision so designated with respect to such tranche of Notes in accordance with the provisions of Section 301.

     "Pooling and Servicing Agreement" means the Pooling and Servicing Agreement, dated as of May 29, 1991, among Citibank (South Dakota) as Seller and Servicer, Citibank (Nevada) as Seller, and Bankers Trust Company as Trustee, as amended, restated and supplemented from time to time.

     "Predecessor Notes" of any particular Note means every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purposes of this definition, any Note authenticated and delivered under Section 306 in lieu of a lost, destroyed or stolen Note will be deemed to evidence the same debt as the lost, destroyed or stolen Note.

     "Principal Collections" means the amount of Available Investor Principal Collections (as defined in the Series [ ]-00 Supplement) which are payable to the Issuer pursuant to Section 4.02 (b)(i) or Section 4.02(c)(i) of the Series [ ]-00 Supplement.

     "Principal Deposit Date" means the respective dates specified for deposits into the Principal Funding sub-Accounts in Section 508.

     "Principal Funding Account" means the trust account designated as such and established pursuant to Section 402(a).

     "Principal Funding sub-Account Earnings" means, with respect to any Principal Funding sub-Account for any period, the net amount of income and other earnings on the amounts on deposit in the Principal Funding Account earned by the funds on deposit in such Principal Funding sub-Account for such period.

     "Principal Funding sub-Account Earnings Shortfall" means, for any period,

          (a) the Principal Funding sub-Account Earnings Target for such period minus

          (b) the Principal Funding sub-Account Earnings for such period.

     "Principal Funding sub-Account Earnings Target" means, for any period, with respect to any amount on deposit in a Principal Funding sub-Account, the Dollar amount of interest that would have accrued on such deposit if it had borne interest at the rate of accrual (and/or accretion) of the related tranche of Notes. This calculation will be made giving effect to any net payments or receipts expected to be received or paid pursuant to Performing Derivative Agreements.

     "Principal Payment Date" means, with respect to any tranche of Notes, the Expected Principal Payment Date (or if such day is not a Business Day, the next following Business Day), or upon the acceleration of a tranche of Notes following an Event of Default or upon the occurrence of an Early Redemption Event, or other optional or mandatory redemption of a tranche of Notes, each Monthly Principal Date.

     "Rating Agency" means, with respect to any Outstanding series, class or tranche of Notes, each statistical rating agency selected by the Issuer to rate such Notes.

     "Ratings Effect" means a reduction, qualification or withdrawal of any then current rating of the Notes.

     "Record Date" for the interest or principal payable on any Note on any applicable Payment Date means the date specified in such Note as the Record Date. Unless otherwise specified in the applicable terms document, the Record Date for any Note will be the last day of the month before the related Payment Date.

     "Required Subordinated Amount" means, with respect to any tranche of a senior class of Notes, a Dollar amount of a subordinated class of the same series, as specified in the applicable terms document for such tranche of the senior class, or as changed from time to time pursuant to Section 312(b).

     "Required Surplus Finance Charge Amount" means, with respect to any Due Period, an amount equal to one twelfth of the product of (a) the Series [ ]-00 Invested Amount (as defined in the Series [ ]-00 Supplement) of the Collateral Certificate as of the last day of the immediately preceding Due Period, and (b) a decimal number to be set by the Issuer, which will initially equal zero (and which will never be less than zero); provided, however, that for purposes of the definition of "Adverse Effect", such decimal number will at all times be deemed to be the decimal number as set by the Issuer plus one-hundredth (0.01). The Issuer may, from time to time, change the decimal number to be set for purposes of clause (b) upon notice to the Trustee and each Rating Agency, and, if such decimal number is to be changed, upon delivery by the Issuer to the Trustee of an Issuer's Certificate of a Vice President or more senior officer to the effect that the Issuer reasonably believes that such increase will not have an Adverse Effect and is not reasonably expected to have an Adverse Effect at any time in the future.

     "Responsible Officer", when used with respect to the Trustee, means the chairman or vice-chairman of the board of directors, the chairman or vice-chairman of the executive committee of the board of directors, the president, any vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any senior trust officer or trust officer, the controller and any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

     "Scheduled Interest Payment Date" means, with respect to any tranche of Notes, the scheduled due date of any payment of interest on such Notes, as specified in such Notes, without regard to whether or not such day is a Business Day.

     "Securities Exchange Act" means the Securities Exchange Act of 1934, as amended.

     "Security Interest" means the security interest granted pursuant to the Granting Clause.

     "Segregated Sellers' Interest" means, on any date, a portion of the Sellers' Interest equal to the aggregate amount on deposit in the Principal Funding Account.

     "Sellers" means Citibank (Nevada) and Citibank (South Dakota) in their capacities as Sellers under the Pooling and Servicing Agreement and any Additional Sellers as defined in the Pooling and Servicing Agreement.

     "senior class" means (a) with respect to Class B Notes of a series, Class A Notes of that series and (b) with respect to Class C Notes of a series, Class A Notes or Class B Notes of that series.

     "series" means, with respect to any Note, the series specified in the applicable terms document.

     "Series [ ]-00 Supplement" means the Series [ ]-00 Supplement to the Pooling and Servicing Agreement, dated as of [ ], [ ], that establishes the Collateral Certificate.

     "Single Issuance Series" means any series of Notes that by the terms of the applicable terms document does not permit the issuance of more than one tranche of Notes in each class of Notes in such series.

     "Spot Exchange Rate" means, on any day, (a) with respect to any currency other than Dollars, the spot rate at which Dollars are offered on such day by Citibank in London (or if it is not a Business Day in London, by Citibank in New
York) for such currency at approximately 11:00 a.m. (London (or New York) time), and (b) with respect to Dollars in relation to any specified currency other than Dollars, the spot rate at which such specified currency is offered on such day by Citibank in London (or if it is not a Business Day in London, by a major commercial bank in a money center for such currency) for Dollars at approximately 11:00 a.m. (London (or local) time).

     "Standard & Poor's" means Standard & Poor's Ratings Services or any successor thereto.

     "sub-Accounts" means each of the sub-Accounts referred to in Section
402(a).

     "subordinated class" means (a) with respect to Class A Notes of a series, Class B Notes or Class C Notes of that series, and (b) with respect to Class B Notes of a series, Class C Notes of that series.

     "Supplemental Account" means the trust account or accounts designated as such and established pursuant to Section 402(a).

     "Supplemental indenture" means an indenture supplemental to this Indenture executed and delivered pursuant to Article X.

     "Surplus Finance Charge Collections" means with respect to any Due Period, the amount of

          (a) (i) Finance Charge Collections received pursuant to Section 4.02(a)(iii) of the

Series [ ]-00 Supplement, and (ii) net earnings and other gain on amounts on deposit in the Accounts (other than the Principal Funding Account) received pursuant to Section 403(e),


minus

          (b) the sum of the amounts, without duplication, determined pursuant to Section 501(a) or (b) for such Due Period.

          "terms document" means, with respect to any series, class or tranche of Notes, the Issuer's Certificate or supplemental indenture that establishes such series, class or tranche.

          "tranche" means, with respect to any class of Notes, Notes of such class which have identical terms, conditions and tranche designation.

          "Trust Agreement" means the Trust Agreement, dated as of [ ], [ ], among Citibank (Nevada) and Citibank (South Dakota), as Beneficiaries, and [NAME OF ISSUER TRUSTEE], as Trustee, as such agreement may be amended, restated or supplemented from time to time.

          "Trust Indenture Act" or "TIA" means the Trust Indenture Act of 1939, as amended by the Trust Indenture Reform Act of 1990, as in force at the date as of which this Indenture was executed except as provided in Section 1005.

          "Trustee" means the Person named as the Trustee in the first paragraph of this Indenture until a successor Trustee will have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" means and includes each Person who is then a Trustee hereunder. If at any time there is more than one such Person, "Trustee" as used with respect to the Notes of any series, class or tranche means the Trustee with respect to Notes of that series, class or tranche.

          "Vice President" when used with respect to the Issuer or the Trustee means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president", including an assistant vice president.

          "Weighted Average Interest Rates" means, with respect to the Notes, the weighted average interest rates applicable to such Notes (after converting the effective interest rates of Discount Notes to their accrual interest rate equivalents). This calculation will be made giving effect to any net payments or receipts expected to be received pursuant to Performing Derivative Agreements.

     SECTION 102. Compliance Certificates and Opinions. Upon any application or request by the Issuer to the Trustee to take any action under any provision of this Indenture, the Issuer will furnish to the Trustee an Issuer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such Counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

     Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (except for the written statement required by Section 1104) will include:

          (a) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

          (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (c) a statement that such individual has made such examination or investigation as is necessary to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (d) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

     SECTION 103. Form of Documents Delivered to Trustee. In any case where several matters are required to be certified by, or covered by an opinion of, one or more specified Persons, one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to the other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

     Any certificate or opinion of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless the Issuer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by the Issuer stating that the information with respect to such factual matters is in the possession of the Issuer, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations are erroneous.

     Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

     SECTION 104. Acts of Noteholders. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action (collectively, "action") provided by this Indenture to be given or taken by Noteholders of any series, class or tranche may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action will become effective when such instrument or instruments are delivered to the Trustee, and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent will be sufficient for any purpose of this Indenture and (subject to Section 801) conclusive in favor of the Trustee and the Issuer, if made in the manner provided in this Section.

     (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness to such execution or by the certificate of any notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by an officer of a corporation or a member of a partnership, on behalf of such corporation or partnership, such certificate or affidavit will also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

     (c) The ownership of Notes will be proved by the Note Register.

     (d) If the Issuer will solicit from the Holders any action, the Issuer may, at its option, by an Issuer's Certificate, fix in advance a record date for the determination of Holders entitled to give such action, but the Issuer will have no obligation to do so. If the Issuer does not so fix a record date, such record date will be the later of 30 days before the first solicitation of such action or the date of the most recent list of Noteholders furnished to the Trustee pursuant to Section 901 before such solicitation. Such action may be given before or after the record date, but only the Holders of record at the close of business on the record date will be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of Notes Outstanding have authorized or agreed or consented to such action, and for that purpose the Notes Outstanding will be computed as of the record date; provided that no such authorization, agreement or consent by the Holders on the record date will be deemed effective unless it will become effective pursuant to the provisions of this Indenture not later than six months after the record date.

     (e) Any action by the Holder of any Note will bind the Holder of every Note issued upon the transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done or suffered to be done by the Trustee or the Issuer in reliance thereon whether or not notation of such action is made upon such Note.

     SECTION 105. Notices, etc., to Trustee and Issuer. Any action of Noteholders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

          (a) the Trustee by any Noteholder or by the Issuer will be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, or

          (b) the Issuer by the Trustee or by any Noteholder will be sufficient for every purpose hereunder (except as provided in Section 701(c) or, in the case of a request for repayment, as specified in the Note carrying the right to repayment) if in writing and mailed, first-class postage prepaid, to the Issuer addressed to it at the address of its principal office specified in the first paragraph of this Indenture or at any other address previously furnished in writing to the Trustee by the Issuer.

     SECTION 106. Notices to Noteholders; Waiver. Where this Indenture or any Note provides for notice to Noteholders of any event, such notice will be sufficiently given (unless otherwise herein or in such Note expressly provided) if in writing and mailed, first-class postage prepaid, to each Noteholder affected by such event, at his address as it appears in the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Noteholders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Noteholder will affect the sufficiency of such notice with respect to other Noteholders. Where this Indenture or any Note provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver will be the equivalent of such notice. Waivers of notice by Noteholders will be filed with the Trustee, but such filing will not be a condition precedent to the validity of any action taken in reliance upon such waiver.

     In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or otherwise, it will be impractical to mail notice of any event to any Noteholder when such notice is required to be given pursuant to any provision of this Indenture, then any method of notification as will be satisfactory to the Trustee and the Issuer will be deemed to be a sufficient giving of such notice.

     SECTION 107. Conflict with Trust Indenture Act. If and to the extent that any provision of this Indenture limits, qualifies or conflicts with the duties imposed by, or with another provision (an "incorporated provision") included in this Indenture by operation of, Sections 310 to 318, inclusive, of the Trust Indenture Act, such imposed duties or incorporated provision will control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision will be deemed to apply to this Indenture as so modified or excluded, as the case may be.

     SECTION 108. Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and will not affect the construction hereof.

     SECTION 109. Successors and Assigns. All covenants and agreements in this Indenture by the Issuer will bind its successors and assigns, whether so expressed or not.

     SECTION 110. Separability Clause. In case any provision in this Indenture or in the Notes will be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions will not in any way be affected or impaired thereby.

     SECTION 111. Benefits of Indenture. Nothing in this Indenture or in any Notes, express or implied, will give to any Person, other than the parties hereto and their successors hereunder, any Authenticating Agent or Paying Agent, the Note Registrar, Derivative Counterparties (to the extent specified in the applicable Derivative Agreement) and the Holders of Notes (or such of them as may be affected thereby), any benefit or any legal or equitable right, remedy or claim under this Indenture.

     SECTION 112. Governing Law. This Indenture will be construed in accordance with and governed by the laws of the State of New York.

     SECTION 113. Counterparts. This Indenture may be executed in any number of counterparts, each of which so executed will be deemed to be an original, but all such counterparts will together constitute but one and the same instrument.

                                   ARTICLE II

                                   Note Forms

     SECTION 201. Forms Generally. The Notes will have such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon, as may be required to comply with applicable laws or regulations or with the rules of any securities exchange, or as may, consistently herewith, be determined by the Issuer, as evidenced by the Issuer's execution of such Notes. Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Note.

     The definitive Notes will be printed, lithographed or engraved or produced by any combination of these methods on steel engraved borders or may be produced in any other manner, all as determined by the Issuer, as evidenced by the Issuer's execution of such Notes, subject, with respect to the Notes of any series, class or tranche, to the rules of any securities exchange on which such Notes are listed.

     SECTION 202. Forms of Notes. Each Note will be in one of the forms approved from time to time by or pursuant to an Issuer's Certificate, or established in one or more indentures supplemental hereto. Before the delivery of a Note to the Trustee for authentication in any form approved by or pursuant to an Issuer's Certificate, the Issuer will deliver to the Trustee the Issuer's Certificate by or pursuant to which such form of Note has been approved, which Issuer's Certificate will have attached thereto a true and correct copy of the form of Note which has been approved thereby or, if an Issuer's Certificate authorizes a specific officer or officers of the Managing Beneficiary to approve a form of Note, a certificate of such officer or officers approving the form of Note attached thereto. Any form of Note approved by or pursuant to an Issuer's Certificate must be acceptable as to form to the Trustee, such acceptance to be evidenced by the Trustee's authentication of Notes in that form or a certificate signed by a Responsible Officer of the Trustee and delivered to the Issuer.

      SECTION 203. Form of Trustee's Certificate of Authentication. The form of Trustee's Certificate of Authentication for any Note issued pursuant to this Indenture will be substantially as follows:

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

       This is one of the Notes of the series, class or tranche designated therein referred to in the within-mentioned Indenture.



                                               [INDENTURE TRUSTEE NAME],
                                               as Trustee,



                                               By:________________________
                                               Authorized Signatory


     SECTION 204. Notes Issuable in the Form of a Global Note. (a) If the Issuer will establish pursuant to Sections 202 and 301 that the Notes of a particular series, class or tranche are to be issued in whole or in part in the form of one or more Global Notes, then the Issuer will execute and the Trustee or its agent will, in accordance with Section 303 and the Issuer Request delivered to the Trustee or its agent thereunder, authenticate and deliver, such Global Note or Notes, which (i) will represent, and will be denominated in an amount equal to the aggregate stated principal amount (or in the case of Discount Notes, the stated principal amount at the Expected Principal Payment Date of such Notes) of, the Outstanding Notes of such series, class or tranche to be represented by such Global Note or Notes, or such portion thereof as the Issuer will specify in an Issuer Request, (ii) will be registered in the name of the Depositary for such Global Note or Notes or its nominee, (iii) will be delivered by the Trustee or its agent to the Depositary or pursuant to the Depositary's instruction and
(iv) will bear a legend substantially to the following effect: "Unless and until it is exchanged in whole or in part for the individual Notes represented hereby, this Global Note may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary."

     (b) Notwithstanding any other provisions of this Section 204 or of Section 305, and subject to the provisions of paragraph (c) below, unless the terms of a Global Note expressly permit such Global Note to be exchanged in whole or in part for individual Notes, a Global Note may be transferred, in whole but not in part and in the manner provided in Section 305, only to a nominee of the Depositary for such Global Note, or to the Depositary, or a successor Depositary for such Global Note selected or approved by the Issuer, or to a nominee of such successor Depositary.

     (c) (i) If at any time the Depositary for a Global Note notifies the Issuer that it is unwilling or unable to continue as Depositary for such Global Note or if at any time the Depositary for the Notes for such series, class or tranche ceases to be a clearing agency registered under the Securities Exchange Act, or other applicable statute or regulation, the Issuer will appoint a successor Depositary with respect to such Global Note. If a successor Depositary for such Global Note is not appointed by the Issuer within 90 days after the Issuer receives such notice or becomes aware of such ineligibility, the Issuer will execute, and the Trustee or its agent, upon receipt of an Issuer Request for the authentication and delivery of individual Notes of such series, class or tranche in exchange for such Global Note, will authenticate and deliver, individual Notes of such series, class or tranche of like tenor and terms in an aggregate stated principal amount equal to the stated principal amount of the Global Note in exchange for such Global Note.

     (ii) The Issuer may at any time and in its sole discretion determine that the Notes of any series, class or tranche or portion thereof issued or issuable in the form of one or more Global Notes will no longer be represented by such Global Note or Notes. In such event the Issuer will execute, and the Trustee, upon receipt of an Issuer Request for the authentication and delivery of individual Notes of such series, class or tranche in exchange in whole or in part for such Global Note, will authenticate and deliver individual Notes of such series, class or tranche of like tenor and terms in definitive form in an aggregate principal stated amount equal to the stated principal amount of such Global Note or Notes representing such series, class or tranche or portion thereof in exchange for such Global Note or Notes.

     (iii) If specified by the Issuer pursuant to Sections 202 and 301 with respect to Notes issued or issuable in the form of a Global Note, the Depositary for such Global Note may surrender such Global Note in exchange in whole or in part for individual Notes of such series, class or tranche of like tenor and terms in definitive form on such terms as are acceptable to the Issuer and such Depositary. Thereupon the Issuer will execute, and the Trustee or its agent will authenticate and deliver, without service charge, (A) to each Person specified by such Depositary a new Note or Notes of the same series, class or tranche of like tenor and terms and of any authorized denomination as requested by such Person in aggregate stated principal amount equal to and in exchange for such Person's beneficial interest in the Global Note; and
(b) to such Depositary a new Global Note of like tenor and terms and in an authorized denomination equal to the difference, if any, between the stated principal amount of the surrendered Global Note and the aggregate stated principal amount of Notes delivered to the Holders thereof.

     (iv) In any exchange provided for in any of the preceding three paragraphs, the Issuer will execute and the Trustee or its agent will authenticate and deliver individual Notes in definitive registered form in authorized denominations. Upon the exchange of the entire stated principal amount of a Global Note for individual Notes, such Global Note will be canceled by the Trustee or its agent. Except as provided in the preceding paragraph, Notes issued in exchange for a Global Note pursuant to this Section will be registered in such names and in such authorized denominations as the Depositary for such Global Note, pursuant to instructions from its direct or indirect participants or otherwise, will instruct the Trustee or the Note Registrar. The Trustee or the Note Registrar will deliver such Notes to the Persons in whose names such Notes are so registered.

                                   ARTICLE III

                                    The Notes


     SECTION 301. General Title; General Limitations; Issuable in Series; Terms of Particular Series, Class or Tranches. (a) The aggregate stated principal amount of Notes which may be authenticated and delivered and Outstanding under this Indenture is not limited.

     (b) The Notes may be issued in one or more series, classes or tranches up to an aggregate stated principal amount of Notes as from time to time may be authorized by the Issuer. All Notes of each series, class or tranche under this Indenture will in all respects be equally and ratably entitled to the benefits hereof with respect to such series, class or tranche without preference, priority or distinction on account of the actual time of the authentication and delivery or Expected Principal Payment Date or Legal Maturity Date of the Notes of such series, class or tranche, except as specified in the applicable terms document for such series, class or tranche.

     (c) Each Note issued must be assigned to a group of Notes for purposes of allocations pursuant to Article V. On the date of this Indenture, a single group of Notes identified as

"Group 1" has been established for allocation purposes in Article V. Additional groups may be established from time to time pursuant to supplemental indentures.

     (d) Each Note issued must be part of a series, class and tranche of Notes for purposes of allocations pursuant to Article V. A series, class or tranche of Notes is created pursuant to an Issuer's Certificate or a supplemental indenture.

     (e) Each series of Notes may, but need not be, subdivided into multiple classes. This Indenture provides for up to three classes of Notes: Class A, Class B and Class C. As specified in Article V, Notes belonging to Class A in any series are entitled to specified payment priorities over Class B and Class C Notes in that series. Notes belonging to Class B in any series are entitled to specified payment priorities over Class C Notes in that series. Class C Notes have the benefit of the Class C Reserve Account. A supplement to this Indenture may provide for more or different classes of Notes.

     (f) Notes of a single series that belong to separate classes in that series belong to separate tranches on the basis of the difference in class membership.

     (g) Each class of Notes may consist of a single tranche or may be subdivided into multiple tranches. Notes of a single class of a series will belong to different tranches if they have different terms and conditions. With respect to any class of Notes, Notes which have identical terms, conditions and tranche designation will be deemed to be part of a single tranche.

     (h) Each series, class or tranche of Notes will be created either by or pursuant to an Issuer's Certificate or by or pursuant to a supplemental indenture. The Notes of each such series, class or tranche may be payable at such place or places, have such Expected Principal Payment Date or Dates or Legal Maturity Date or Dates, be issuable at such premium over or discount from their face value, bear interest at such rate or rates (which may be fixed or floating), from such date or dates, payable in such installments and on such dates and at such place or places to the Holders of Notes registered as such on such Record Dates, or may bear no interest, and have such terms, all as will be provided for in or pursuant to the applicable terms document. There may also be established in or pursuant to an Issuer's Certificate or a supplemental indenture before the issuance of Notes of each such series, class or tranche, provision for:

          (i) the series designation and, if such series will be part of a group of series for purposes of reallocations of Principal Collections and/or Finance Charge Collections payments, the manner and extent to which each series in the group will be subject to reallocations;

          (ii) the stated principal amount of the Notes and whether they are Class A Notes, Class B Notes or Class C Notes or a tranche of any of these classes;

          (iii) the Required Subordinated Amount (if any) for such class or tranche of Notes;

          (iv) the currency or currencies in which the Notes of such series, class or tranche will be denominated and in which payments of principal of, and interest on, such Notes will or may be payable;

          (v) if the principal of or interest, if any, on the Notes of such series, class or tranche are to be payable, at the election of the Issuer or a Holder thereof, in a currency or currencies other than that in which the Notes are stated to be payable, the period or periods within which, and the terms and conditions upon which, such election may be made;

          (vi) if the amount of payments of principal of or interest, if any, on the Notes of such series, class or tranche may be determined with reference to an index based on (A) a currency or currencies other than that in which the Notes are stated to be payable, (B) changes in the price of one or more other securities or groups or indexes of securities or (C) changes in the prices of one or more commodities or groups or indexes of commodities, or any combination of the foregoing, the manner in which such amounts will be determined;

          (vii) the price at which the Notes will be issued;

          (viii) the Expected Principal Payment Date and Legal Maturity Date of the Notes;

          (ix) the times at which the Notes may, pursuant to any optional or mandatory redemption provisions, be redeemed, and the other terms and provisions of any such redemption provisions;

          (x) the rate per annum at which such Notes will bear interest, if any, or the formula or index on which such rate will be determined, including all relevant definitions, and the date from which interest will accrue;

          (xi) the Interest Payment Dates for such Notes;

          (xii) if such Notes are to be Discount Notes or foreign currency Notes, the Initial Dollar Principal Amount of such Notes, and the means for calculating the Outstanding Dollar Principal Amount of such Notes;

          (xiii) whether or not application will be made to list such Notes on any securities exchange;

          (xiv) any Event of Default or Early Redemption Event with respect to the Notes of such series, class or tranche, if not set forth herein and any additions, deletions or other changes to the Events of Default or Early Redemption Events set forth herein that will be applicable to the Notes of such series, class or tranche (including a provision making any Event of Default or Early Redemption Event set forth herein inapplicable to the Notes of that series, class or tranche);

          (xv) the appointment by the Trustee of an Authenticating Agent in one or more places other than the location of the office of the Trustee with power to act on behalf of the Trustee and subject to its direction in the authentication and delivery of the Notes of any one or more series, classes or tranche in connection with such transactions as will be specified in the provisions of this Indenture or in or pursuant to the applicable terms document creating such series, classes or tranche;

          (xvi) if the Notes of the series, class or tranche will be issued in whole or in part in the form of a Global Note or Global Notes, the terms and conditions, if any, upon which such Global Note or Global Notes may be exchanged in whole or in part for other individual Notes; and the Depositary for such Global Note or Global Notes (if other than the Depositary specified in Section 101);

          (xvii) the subordination of the Notes of such series, class or tranche to any other indebtedness of the Issuer, including without limitation, the Notes of any other class, series, class or tranche;

          (xviii) if the Notes of such series, class or tranche are to have the benefit of any Derivative Agreement, the terms and provisions of such agreement;

          (xix) the Record Date for any Payment Date of the Notes of such series, class or tranche, if different from the last day of the month before the related Payment Date;

          (xx) the Controlled Amortization Amount (if any) of such class or tranche;

          (xxi) any other terms of the series, which will not be inconsistent with the provisions of this Indenture; and

          (xxii) whether or not the Nominal Liquidation Amount of such series, class or tranche belongs to the portion of the Collateral Certificate constituting an Excluded Series under the Series [ ] Supplement;

all upon such terms as may be determined in or pursuant to an Issuer's Certificate or in or pursuant to a supplemental indenture with respect to such series, class or tranche.

     (i) The form of the Notes of each series, class or tranche will be established pursuant to the provisions of this Indenture in or pursuant to the Issuer's Certificate or in or pursuant to the supplemental indenture creating such series, class or tranche. The Notes of each series, class or tranche will be distinguished from the Notes of each other series, class or tranche in such manner, reasonably satisfactory to the Trustee, as the Issuer may determine.

     (j) Unless otherwise provided with respect to Notes of a particular series, class or tranche, the Notes of any series, class or tranche will be issued in registered form, without coupons.

     (k) Any terms or provisions in respect of the Notes of any series, class or tranche issued under this Indenture may be determined pursuant to this Section if the applicable terms document provides for the method by which such terms or provisions will be determined.

     SECTION 302. Denominations. The Notes of each tranche will be issuable in such denominations and currency as will be provided in the provisions of this Indenture or in or pursuant to the applicable terms document. In the absence of any such provisions with respect to the Notes of any tranche, the Notes of that tranche will be issued in denominations of $1,000 and multiples thereof.

     SECTION 303. Execution, Authentication and Delivery and Dating. (a) The Notes will be executed on behalf of the Issuer by an authorized officer of the Managing Beneficiary or the Issuer Trustee. The signature of any officer of the Managing Beneficiary or the Issuer Trustee on the Notes may be manual or facsimile.

     (b) Notes bearing the manual or facsimile signatures of individuals who were at any time the authorized officers of the Managing Beneficiary or the Issuer Trustee will bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices before the authentication and delivery of such Notes or did not hold such offices at the date of such Notes.

     (c) At any time and from time to time after the execution and delivery of this Indenture, the Issuer may deliver Notes executed by the Issuer to the Trustee for authentication; and the Trustee will, upon Issuer Order, authenticate and deliver such Notes as in this Indenture provided and not otherwise.

     (d) Before any such authentication and delivery, the Trustee will be entitled to receive, in addition to any Issuer's Certificate and Opinion of Counsel required to be furnished to the Trustee pursuant to Section 102, and the Issuer's Certificate and any other opinion or certificate relating to the issuance of the tranche of Notes required to be furnished pursuant to Section 202 or Section 311.

     (e) The Trustee will not be required to authenticate such Notes if the issue thereof will adversely affect the Trustee's own rights, duties or immunities under the Notes and this Indenture.

     (f) Unless otherwise provided in the form of Note for any tranche, all Notes will be dated the date of their authentication.

     (g) No Note will be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Note a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature of an authorized signatory, and such certificate upon any Note will be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

     SECTION 304. Temporary Notes. (a) Pending the preparation of definitive Notes of any tranche, the Issuer may execute, and, upon receipt of the documents required by Section 303, together with an Issuer Order, the Trustee will authenticate and deliver, temporary Notes which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Notes in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the Issuer may determine, as evidenced by the Issuer's execution of such Notes.

     (b) If temporary Notes of any tranche are issued, the Issuer will cause definitive Notes of such tranche to be prepared without unreasonable delay. After the preparation of definitive Notes, the temporary Notes of such tranche will be exchangeable for definitive Notes of such tranche upon surrender of the temporary Notes of such tranche at the office or agency of the Issuer in a Place of Payment, without charge to the Holder; and upon surrender for cancelation of any one or more temporary Notes the Issuer will execute and the Trustee will authenticate and deliver in exchange therefor a like stated principal amount of definitive Notes of such tranche of authorized denominations and of like tenor and terms. Until so exchanged the temporary Notes of such tranche will in all respects be entitled to the same benefits under this Indenture as definitive Notes of such tranche.

     SECTION 305. Registration, Transfer and Exchange. (a) The Issuer will keep or cause to be kept a register (herein sometimes referred to as the "Note Register") in which, subject to such reasonable regulations as it may prescribe, the Issuer will provide for the registration of Notes, or of Notes of a particular tranche, and for transfers of Notes or of Notes of such tranche. Any such register will be in written form or in any other form capable of being converted into written form within a reasonable time. At all reasonable times the information contained in such register or registers will be available for inspection by the Trustee at the office or agency to be maintained by the Issuer as provided in Section 1102.

     (b) Subject to Section 204, upon surrender for transfer of any Note of any tranche at the office or agency of the Issuer in a Place of Payment, the Issuer will execute, and the Trustee will authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes of such tranche of any authorized denominations, of a like aggregate stated principal amount, Expected Principal Payment Date and Legal Maturity Date and of like tenor and terms.

     (c) Subject to Section 204, at the option of the Holder, Notes of any tranche may be exchanged for other Notes of such tranche of any authorized denominations, of a like aggregate stated principal amount, Expected Principal Payment Date and Legal Maturity Date and of like tenor and terms, upon surrender of the Notes to be exchanged at such office or agency. Whenever any Notes are so surrendered for exchange, the Issuer will execute, and the Trustee will authenticate and deliver, the Notes which the Noteholder making the exchange is entitled to receive.

     (d) All Notes issued upon any transfer or exchange of Notes will be the valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such transfer or exchange.

     (e) Every Note presented or surrendered for transfer or exchange will (if so required by the Issuer or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Note Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

     (f) Unless otherwise provided in the Note to be transferred or exchanged, no service charge will be made on any Noteholder for any transfer or exchange of Notes, but the Issuer may (unless otherwise provided in such Note) require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Notes, other than exchanges pursuant to Section 304 or 1006 not involving any transfer.

     (g) None of the Issuer, the Trustee, any agent of the Trustee, any Paying Agent or the Note Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Global Note or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

         (h) The Issuer initially appoints Citibank, N.A., to act as Note Registrar for the Notes on its behalf. The Issuer may at any time and from time to time authorize any Person to act as Note Registrar in place of the Trustee with respect to any tranche of Notes issued under this Indenture.

     SECTION 306. Mutilated, Destroyed, Lost and Stolen Notes. (a) If (i) any mutilated Note is surrendered to the Trustee, or the Issuer and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Note, and (ii) there is delivered to the Issuer and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Issuer or the Trustee that such Note has been acquired by a bona fide purchaser, the Issuer will execute and upon its request the Trustee will authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a new Note of like tenor, series, class or tranche, Expected Principal Payment Date, Legal Maturity Date and stated principal amount, bearing a number not contemporaneously Outstanding.

     (b) In case any such mutilated, destroyed, lost or stolen Note has become or is about to become due and payable, the Issuer in its discretion may, instead of issuing a new Note, pay such Note.

     (c) Upon the issuance of any new Note under this Section, the Issuer may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

     (d) Every new Note issued pursuant to this Section in lieu of any destroyed, lost or stolen Note will constitute an original additional contractual obligation of the Issuer, whether or not the destroyed, lost or stolen Note will be at any time enforceable by anyone, and will be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes of the same series, class or tranche duly issued hereunder.

     (e) The provisions of this Section are exclusive and will preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

     SECTION 307. Payment of Interest; Interest Rights Preserved. (a) Unless otherwise provided with respect to such Note pursuant to Section 301, interest payable on any Note will be paid to the Person in whose name that Note (or one or more Predecessor Notes) is registered at the close of business on the most recent Record Date.

     (b) Subject to the foregoing provisions of this Section, each Note delivered under this Indenture upon transfer of or in exchange for or in lieu of any other Note will carry the rights to interest accrued or accreted and unpaid, and to accrue or accrete, which were carried by such other Note.

     SECTION 308. Persons Deemed Owners. The Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name any Note is registered in the Note Register as the owner of such Note for the purpose of receiving payment of principal of and (subject to Section 307) interest on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and neither the Issuer, the Trustee nor any agent of the Issuer or the Trustee will be affected by notice to the contrary.

     SECTION 309. Cancelation. All Notes surrendered for payment, redemption, transfer, conversion or exchange will, if surrendered to any Person other than the Trustee, be delivered to the Trustee and, if not already canceled, will be promptly canceled by it. The Issuer may at any time deliver to the Trustee for cancelation any Notes previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all Notes so delivered will be promptly canceled by the Trustee. No Note will be authenticated in lieu of or in exchange for any Notes canceled as provided in this Section, except as expressly permitted by this Indenture. The Trustee will dispose of all canceled Notes in accordance with its customary procedures and will deliver a certificate of such disposition to the Issuer.

     SECTION 310. Computation of Interest. Unless otherwise provided as contemplated in Section 301, (a) interest on the Notes computed at a fixed rate will be calculated on the basis of a 360-day year of twelve 30-day months and
(b) interest on Notes computed on the basis of a floating or periodic rate will be calculated on the basis of a 360-day year for the actual number of days elapsed.

     SECTION 311. New Issuances of Notes. (a) The Issuer may issue new series of Notes, so long as the following conditions precedent are satisfied:

          (i) on or before the fourth Business Day before the date that the new issuance is to occur, the Issuer gives the Trustee and the Rating Agencies written notice of the issuance;

          (ii) the Issuer will have delivered to the Trustee an Issuer's Certificate to the effect that (A) the Issuer reasonably believes that the new issuance will not at the time of its occurrence or at a future date cause an Adverse Effect on any Notes; (B) all instruments furnished to the Trustee conform to the requirements of the Indenture and constitute sufficient authority hereunder for the Trustee to authenticate and deliver such Notes; (C) the form and terms of such Notes have been established in conformity with the provisions of this Indenture; (D) all laws and requirements with respect to the execution and delivery by the Issuer of such Notes have been complied with, all representations and warranties in the Trust Agreement with respect to the execution and delivery by the Issuer of such Notes have been complied with, the Issuer has the corporate power to issue such Notes and such Notes have been duly authorized and delivered by the Issuer and, assuming due authentication and delivery by the Trustee, constitute legal, valid and binding obligations of the Issuer enforceable in accordance with their terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws and legal principles affecting creditors' rights generally from time to time in effect and to general equitable principles, whether applied in an action at law or in equity) and entitled to the benefits of this Indenture, equally and ratably with all other Notes, if any, of such series, class or tranche Outstanding, subject to the terms of this Indenture and each terms document; (E) if the authentication and delivery relates to a new series, class or tranche of Notes created by a supplemental indenture, also stating that all laws and requirements with respect to the form and execution by the Issuer of the supplemental indenture with respect to that series, class or tranche of Notes have been complied with, the Issuer has corporate power to execute and deliver any such supplemental indenture and has taken all necessary corporate action for those purposes and any such supplemental indenture has been executed and delivered and constitutes the legal, valid and binding obligation of the Issuer enforceable in accordance with its terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws and legal principles affecting creditors' rights generally from time to time in effect and to general equitable principles, whether applied in an action at law or in equity); and (F) such other matters as the Trustee may reasonably request;

          (iii) the Issuer will have delivered to the Trustee and the Rating Agencies a Master Trust Tax Opinion and an Issuer Tax Opinion with respect to such issuance; and

          (iv) as of the date of the new issuance and after giving effect to the new issuance, the weighted average rate of interest accruing (or accreting) and payable by the Issuer with respect to all classes of Notes (after giving effect to all Performing Derivative Agreements) will not be greater than ____% per annum;

          (v) at the time of the new issuance, the Notes of the new issuance will be rated no lower than the following ratings categories by at least one nationally recognized Rating Agency:

                         Note                            Rating
               ------------------------          ----------------------
                       Class A                          AAA/Aaa
                       Class B                            A/A
                       Class C                          BBB/Baa

          (vi) no Amortization Event as defined in the Pooling and Servicing Agreement will have occurred and be continuing as of the date of the new issuance;

          (vii) in the case of a new issuance of a class of foreign currency Notes or floating rate Notes with an interest rate based on an index other than the London interbank offered rate or the rate, the Issuer shall have obtained confirmation from the applicable Rating Agencies that such new issuance will not have a Ratings Effect on any Outstanding Notes;

          (viii) the Invested Amount of the Collateral Certificate will be increased by an amount equal to the Initial Dollar Principal Amount of the Notes issued in the new issuance;

          (ix) in the case of foreign currency Notes, the Issuer will have appointed a one or more Paying Agents in the appropriate countries;

          (x) the conditions specified in Sections 312 and 313, as applicable, are satisfied;

          (xi) the Issuer will have notified the Master Trust to what extent the Nominal Liquidation Amount of the new issuance will constitute an Excluded Series under the Series [ ] Supplement; and

          (xii) any other conditions specified in the applicable terms document;

provided, however, in the case of the conditions provided in clauses (iv), (v) and (viii), such condition needs not be satisfied if the Issuer has obtained written notification from each applicable Rating Agency that there will be no Ratings Effect with respect to any Outstanding tranche of Notes as a result of the issuance of the applicable tranche of Notes.

          (b) The Issuer may issue new classes or tranches of Notes of currently Outstanding Multiple Issuance Series, so long as the following conditions precedent are satisfied:

                  (i) on or before the fourth Business Day before the date that the new issuance is to occur, the Issuer gives the Trustee and the Rating Agencies notice of the new issuance;

                  (ii) the Issuer delivers to the Trustee and the Rating Agencies an Issuer's Certificate to the effect that the new issuance will not at the time of its issuance or at a future date cause an Adverse Effect;

                  (iii) if the Initial Dollar Principal Amount of the newly-issued tranche of Notes equals or exceeds $250,000,000, or a condition is not satisfied pursuant to the proviso of this clause, the Issuer will have delivered to the Trustee and the Rating Agencies an Issuer Tax Opinion, a Master Trust Tax Opinion;

                  (iv) as of the date of the new issuance and after giving effect to the new issuance, the weighted average rate of interest accruing (or accreting) and payable by the Issuer with respect to all classes of Notes (after giving effect to all Performing Derivative Agreements) will not be greater than ____% per annum;

                  (v) at the time of the new issuance, the Notes of the new issuance will be rated no lower than the following ratings categories by at least of one nationally recognized Rating Agency:

                       Note                                 Rating
               --------------------                    -----------------
                     Class A                                  AAA
                     Class B                                   A
                     Class C                                  BBB

               (vi) no Amortization Event as defined in the Pooling and Servicing Agreement will have occurred and be continuing as of the date of the new issuance;

               (vii) in the case of a new issuance of a class of foreign currency Notes or floating rate Notes with an interest rate based on an index other than the London interbank offered rate or the [ ] rate, the Issuer shall have obtained confirmation from the applicable Rating Agencies that such new issuance will not have a Ratings Effect on any outstanding Notes;

               (viii) the Invested Amount of the Collateral Certificate will be increased by an amount equal to the Initial Dollar Principal Amount of the Notes issued in the new issuance;

               (ix) in the case of foreign currency Notes, the Issuer will have appointed a one or more Paying Agents in the appropriate countries;

               (x) the conditions specified in Sections 312 and 313, as applicable, are satisfied;

               (xi) the Issuer will have notified the Master Trust to what extent the Nominal Liquidation Amount of the new issuance will constitute an Excluded Series under the Series [ ] Supplement; and

               (xii) any other conditions specified in the applicable terms document;

provided, however, in the case of the conditions provided in clauses (iv), (v) and (viii), such condition needs not be satisfied if the Issuer has obtained written notification from each applicable Rating Agency that there will be no Ratings Effect with respect to any Outstanding tranche of Notes as a result of the issuance of the applicable tranche of Notes.

     (c) The Issuer and the Trustee are not required to obtain the consent of any Noteholder of any Outstanding series, class or tranche to issue any additional Notes of any series, class or tranche.

     SECTION 312. Specification of Required Subordinated Amount and other Terms with Respect to each Tranche. (a) The applicable terms document for each tranche of Class A Notes will specify a Required Subordinated Amount of Class B Notes and Class C Notes, and the applicable terms document for each tranche of Class B Notes will specify a Required Subordinated Amount of Class C Notes. For senior classes of Discount Notes, the applicable terms document will specify the Required Subordinated Amount that must be maintained while such Discount Notes are outstanding.

     (b) With respect to senior classes of non Discount Notes of a multiple issuance series, the Class A Required Subordinated Amount on its issuance date of Class B Notes will be an amount equal to __% of the Initial Dollar Principal Amount of that tranche of Class A Notes, and the Class A Required Subordinated Amount on its issuance date of Class C Notes will be an amount equal to __% of the Initial Dollar Principal Amount of that tranche of Class A Notes. The Class B Required Subordinated Amount on its issuance date of Class C Notes will be an amount equal to __% of the Initial Dollar Principal Amount of that tranche of Class B Notes. With respect to senior classes of Discount Notes, the Required Subordinated Amount will be stated in the applicable terms document.

     (c) The Issuer may change these percentage amounts at any time without the consent of any Noteholders so long as the Issuer has received confirmation from the Rating Agencies that have rated any Outstanding Notes of that series that the change in the Required Subordinated Amount will not result in a Ratings Effect with respect to any Outstanding Notes in that series.

     SECTION 313. Required Subordinated Amount Conditions to Issuance of a Tranche of a Senior Class of a Multiple Issuance Series. (a) Class A Required Subordinated Amount of Class B Notes. On the issuance date of a tranche of Class A Notes of a Multiple Issuance Series, immediately after giving effect to such issuance, the available subordinated amount of Class B Notes of that series must be at least equal to the Class A Required Subordinated Amount of Class B Notes for that series. For purposes of this clause, the available subordinated amount of Class B Notes of a series as of any date means:

               (i) the aggregate Nominal Liquidation Amount of all Outstanding tranches of Class B Notes on that date after giving effect to any issuances or repayments of tranches of Class B Notes to be made on such day), minus

               (ii) the aggregate amount of the Class A Required Subordinated Amount of Class B Notes for all other tranches of Class A Notes of that series which are Outstanding on that date after giving effect to any issuances or repayments in full of any tranches of Class A Notes to be made on that day, plus

               (iii) the aggregate amount of all reductions relating to reallocations pursuant to Section 502(a) and allocations of Investor Charge-Offs in the Nominal Liquidation Amount of all tranches of Class B Notes that will be outstanding immediately after giving effect to such issuance, but only for such reductions which have occurred since the earliest issuance date of a tranche of Class A Notes that will be Outstanding after giving effect to such issuance.

     (b) Class A Required Subordinated Amount of Class C Notes. On the issuance date of a tranche of Class A Notes of a Multiple Issuance Series, immediately after giving effect to such issuance, the available subordinated amount of Class C Notes of that series must be at least equal to the Class A Required Subordinated Amount of Class C Notes for that series. For purposes of this clause, the available subordinated amount of Class C Notes of a series as of any date means:

                  (i) the aggregate Nominal Liquidation Amount of all Outstanding tranches of Class C Notes on that date after giving effect to any issuances or repayments of tranches of Class C Notes to be made on such day), minus

                  (ii) the aggregate amount of the Class A Required Subordinated Amount of Class C Notes for all other tranches of Class A Notes of that series which are Outstanding on that date after giving effect to any issuances or repayments in full of any tranches of

         Class A Notes to be made on that day,


plus

                  (iii) the aggregate amount of all reductions relating to reallocations pursuant to Section 502(a) and allocations of Investor Charge-Offs in the Nominal Liquidation Amount of all tranches of Class C Notes that will be outstanding immediately after giving effect to such issuance, but only for such reductions which have occurred since the earliest issuance date of a tranche of Class A Notes that will be Outstanding after giving effect to such issuance.

         (c) Class B Required Subordinated Amount of Class C Notes. On the issuance date of a tranche of Class B Notes of a Multiple Issuance Series, immediately after giving effect to such issuance, the available subordinated amount of Class C Notes of that series must be at least equal to the Class B Required Subordinated Amount of Class C Notes for that series. For purposes of this clause, the available subordinated amount of Class C Notes of a series as of any date means:

                  (i) the aggregate Nominal Liquidation Amount of all Outstanding tranches of Class C Notes on that date after giving effect to any issuances or repayments of tranches of Class C Notes to be made on such day), minus

                  (ii) the aggregate amount of the Class B Required Subordinated Amount of Class C Notes for all other tranches of Class B Notes of that series which are Outstanding on that date after giving effect to any issuances or repayments in full of any tranches of Class B Notes to be made on that day, plus

                  (iii) the aggregate amount of all reductions relating to reallocations pursuant to Section 502(a) and allocations of Investor Charge-Offs in the Nominal Liquidation Amount of all tranches of Class C Notes that will be Outstanding immediately after giving effect to such issuance, but only for such reductions which have occurred since the earliest issuance date of a tranche of Class B Notes that will be Outstanding after giving effect to such issuance.


                                   ARTICLE IV

                            Accounts and Investments

     SECTION 401. Collections. Except as otherwise expressly provided herein, the Trustee may demand payment or delivery of, and will receive and collect, directly and without intervention or assistance from any fiscal agent or other intermediary, all money and other property payable to or receivable by the Trustee pursuant to this Indenture including, without limitation, all funds and other property payable to the Trustee pursuant to the Collateral (collectively, the "Collections"). The Trustee will hold all such money and property received by it as part of the Collateral and will apply it as provided in this Indenture.

     SECTION 402. Accounts. (a) Accounts; Deposits to and Distributions from Accounts. On or before the Effective Date, the Issuer will open and will thereafter cause to be maintained, at an Eligible Institution (initially Citibank, N.A.), one or more segregated deposit accounts (collectively, the "Collection Account"). Subject to Section 403(b), and except as provided in Sections 404, 504, 511, 522 and 708, the Issuer will require that all Collections be deposited into the Collection Account. On or before the Effective Date, the Trustee will cause to be established and maintained at an Eligible Institution (initially Citibank, N.A.), three segregated trust accounts denominated as follows: the "Interest Funding Account", the "Principal Funding Account" and the "Class C Reserve Account", and from time to time in connection with the issuance of a series, class or tranche of Notes, the Trustee may establish one or more segregated trust accounts denominated as "Supplemental Accounts". If, at any time, either the Collection Account, Interest Funding Account, Principal Funding Account or Class C Reserve Account ceases to be an Eligible Deposit Account, the Issuer will within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which each Rating Agency may consent) establish a new Collection Account, Interest Funding Account, Principal Funding Account or Class C Reserve Account, as the case may be, which is an Eligible Deposit Account, transfer any cash and/or investments to such new Collection Account, Interest Funding Account, Principal Funding Account or Class C Reserve Account and from the date such new Interest Funding Account, Principal Funding Account or Class C

Reserve Account is established, it will be the "Collection Account", "Interest Funding Account", "Principal Funding Account" or "Class C Reserve Account", as the case may be. Each tranche of Notes will have its own sub-Account within the Interest Funding Account and the Principal Funding Account. Each tranche of Class C Notes will have its own sub-Account within the Class C Reserve Account. Supplemental Accounts will be created as specified in the applicable terms document. The Interest Funding Account, the Principal Funding Account and the Class C Reserve Account and the Supplemental Accounts will receive deposits pursuant to Article V. Any Supplemental Account will receive deposits as set forth in a supplemental indenture amending Article V.

     (b) All payments to be made from time to time by the Trustee to Noteholders out of funds in the Accounts pursuant to this Indenture will be made by the Trustee to the Paying Agent not later than 12:00 noon on the applicable Payment Date but only to the extent of available funds in the applicable sub-Account or as otherwise provided in Article V.

     SECTION 403. Investment of Funds in the Accounts. (a) The funds on deposit in the Accounts will be invested and reinvested by the Trustee at the direction of the Issuer in one or more Eligible Investments. The Issuer may authorize the Trustee to make specific investments pursuant to written, telegraphic or telephonic (subsequently confirmed in writing) instructions, in such amounts as the Issuer will specify. Notwithstanding the foregoing, funds held by the Trustee in any of the Accounts will be invested in Eligible Investments that will mature in each case no later than the date on which such funds in the Accounts are scheduled to be transferred or distributed by the Trustee pursuant to this Indenture (or as much earlier as necessary to provide for timely payment of principal or interest on the applicable Principal Payment Date or Interest Payment Date).

     (b) All funds deposited from time to time in Accounts pursuant to this Indenture and all investments made with such funds will be held by the Trustee in the Accounts as part of the Collateral as herein provided, subject to withdrawal by the Trustee for the purposes set forth herein. The Issuer will not direct the Trustee to make any investment of any funds or to sell any investment held in the Accounts unless the security interest granted and perfected in such Accounts will continue to be perfected in such investment or the proceeds of such sale, in either case without any further action by the Issuer or the Trustee.

     (c) Funds and other property in any of the Accounts will not be commingled with any other funds or property of the Issuer. Notwithstanding the foregoing, the Trustee may hold any funds or other property received or held by it as part of the Accounts in collecting accounts maintained by it in the normal course of its business and containing funds held by it for other Persons (which may include the Issuer or an Affiliate thereof), provided that such accounts are under the sole control of the Trustee and the Trustee maintains adequate records indicating the ownership of all such funds or property and the portions thereof held for credit to the applicable Accounts.

     (d) The Issuer will not direct the Trustee to make any investment of any funds in any of the Accounts or to sell any investment held in such Accounts except under the following terms and conditions:

          (i) each such investment will be made in the name of the Trustee (in its capacity as such) or in the name of a nominee of the Trustee under its complete and exclusive dominion and control (or, if, as indicated by an Opinion of Counsel delivered to the Trustee, applicable law provides for perfection of pledges of an instrument not evidenced by a certificate or other instrument through registration of such pledge on books maintained by or on behalf of the issuer of such investment, such pledge may be so registered);

          (ii) the Trustee will have sole control over such investment, the income thereon and the proceeds thereof;

          (iii) other than the investments described in clause (i), any certificate or other instrument evidencing such investment will be delivered directly to the Trustee or its agent; and

          (iv) the proceeds of each sale of such an investment will be remitted by the purchaser thereof directly to the Trustee for deposit in the Account in which such investment was held.

     (e) All income or other gain from investments of funds on deposit in the Accounts (other than the Principal Funding Account) will be treated as Finance Charge Collections pursuant to Section 501. Any loss resulting from such investments will be charged to the sub- Accounts pro rata based on the amount on deposit in such sub-Account.

     The Issuer may use weighted averaging or any other reasonable method for allocating losses among such sub-Accounts. Subject to Section 801(c), the Trustee will not in any way be held liable by reason of any insufficiency in such sub-Accounts resulting from any loss on any Eligible Investment included therein except for losses attributable to the Trustee's failure to make payments on such Eligible Investments issued by the Trustee, in its commercial capacity, in accordance with their terms.

     (f) All income or other gain from investments of funds on deposit in the Principal Funding Account will be applied as set forth in Section 506.

     (g) Funds on deposit in the Accounts will be invested and reinvested by the Trustee to the fullest extent practicable, in such manner as the Trustee will from time to time determine, but only in one or more Eligible Investments, upon the occurrence of any of the following events:

          (i) the Issuer will have failed to give investment directions to the Trustee; or

          (ii) an Event of Default will have occurred and is continuing but no Notes have been declared due and payable pursuant to Section 702.

     SECTION 404. Excess Funds in the Interest Funding sub-Accounts or Principal Funding sub-Accounts. (a) With respect to any Due Period, if the Issuer determines that the amount on deposit in any Interest Funding sub-Account (after giving effect to all deposits and withdrawals to be made on with respect to such Due Period) is greater than the amount targeted to be on deposit in such Interest Funding sub-Account with respect to such Due Period (subject to Section 507(e)), such excess will be withdrawn from such sub-Account and applied as Finance Charge Collections pursuant to Section 501.

     (b) With respect to any Due Period, if the Issuer determines that the amount on deposit in any Principal Funding sub-Account (after giving effect to all deposits and withdrawals to be made on with respect to such Due Period) is greater than the Outstanding Dollar Principal Amount of the applicable tranche less the amount of all unreimbursed reductions to the Nominal Liquidation Amount made pursuant to clauses (v) and (vi) of the definition of Nominal Liquidation Amount, such excess will be withdrawn from such sub-Account and paid to the Issuer.

                                   ARTICLE V

                      Allocations, Deposits and Payments

     SECTION 501. Allocations of Finance Charge Collections. With respect to each Due Period, the Trustee will allocate (i) Finance Charge Collections received pursuant to Section 4.02(a)(iii) of the Series [ ]-00 Supplement,
(ii) net earnings and other gain on amounts on deposit in the Accounts (other than the Principal Funding Account) received pursuant to Section 403(e) and
Section 404, as follows:

          (a) first, to pay accrued and unpaid fees and expenses of, and other amounts due to, the Trustee pursuant to Section 807;

          (b) second, to make the targeted deposits to the Interest Funding Account pursuant to Section 503;

          (c) third, to make the targeted deposit to the Class C Reserve Account, if any, pursuant to Section 517;

          (d) fourth, to the Issuer, to make the targeted increase in the Invested Amount of the Collateral Certificate, if any, pursuant to Sections 519(c); and

          (e) fifth, to the Issuer.

     SECTION 502. Allocations of Principal Collections. With respect to each Due Period, the Trustee will allocate Principal Collections received from the Collateral Certificate as follows:

          (a) first, subject to the limitations set forth in Sections 512, 513, 514, 515 and 516, in an amount to make any payment or deposit targeted pursuant to Section 501(a) or (b) that was not made from Finance Charge Collections (except that no reallocation of Principal Collections which would result in the reduction of the Nominal Liquidation Amount of any class of Notes will be used for a deposit into the Interest Funding Account that will be used (i) to pay interest on any Note of that class or a subordinated class, (ii) to make a payment on a Derivative Agreement entered into with respect to


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


     interest on any Note of that class or a subordinated class, or (iii) to fund an increase in the Invested Amount of the Collateral Certificate required by the accretion of interest on a Discount Note of that class or a subordinated class);

          (b) second, to make the targeted deposits to the Principal Funding Account pursuant to Section 508; and

          (c) third, to the Issuer, to maintain the Invested Amount of the Collateral Certificate in an amount equal to the aggregate amount of the Nominal Liquidation Amount of all tranches of Notes.

     SECTION 503. Targeted Deposits of Furnace Charge Collections and Principal Collections to the Interest Funding Account. The allocation of Finance Charge Collections pursuant to Section 501 and reallocation of Principal Collections pursuant to Section 502(a) targeted to be made with respect to each Due Period is an amount equal to the sum of the following amounts. A single tranche of Notes may be entitled to more than one of the following deposits in any month.

          (a) Specified Deposits. If the terms document for a tranche of Notes specifies a deposit to be made in lieu of the deposits described in this Section, the deposit targeted for that tranche of Notes with respect to each Due Period is the specified amount. Subject to Section 521, these deposits will be made on the dates specified in the applicable Note.

          (b) Monthly Interest Payments not Covered by a Derivative Agreement. If a tranche of Notes provides for monthly interest payments that are not covered by a Derivative Agreement, the deposit targeted for that tranche of Notes with respect to each Due Period is equal to the total amount of interest on the Adjusted Outstanding Dollar Principal Amount of that tranche of Notes which will be due and unpaid on the Interest Payment Date next following the end of that Due Period, including shortfalls in any targeted deposit amount determined on the same basis for that tranche of Notes from earlier Interest Payment Dates, if any. Subject to Section 521, these deposits will be made on the Interest Payment Date for the applicable tranche.

          (c) Periodic Interest Payments not Covered by a Derivative Agreement. If a tranche of Notes provides for quarterly, semi-annual, annual or other periodic payments


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


     of interest (but less frequently than monthly), and that interest is not covered by a Derivative Agreement, the deposit targeted for that tranche of Notes with respect to each Due Period will be equal to the amount of interest accrued on the Adjusted Outstanding Dollar Principal Amount of that tranche of Notes during the period from the prior Monthly Interest Date (or the date of issuance of such tranche for the determination with respect to the first Monthly Interest Date) to the first Monthly Interest Date after the end of such Due Period plus any targeted deposits which were to have been made with respect to prior Interest Deposit Dates but were not made. Subject to SECTION 521, these deposits will be made on each Monthly Interest Date for the applicable tranche.

          (d) Notes with a Performing Derivative Agreement. (i) If a tranche of Dollar Notes or foreign currency Notes which has a Performing Derivative Agreement for interest provides for monthly payments to the applicable Derivative Counterparty, the deposit targeted for that tranche of Notes with respect to each Due Period is equal to the amount required to be paid to the applicable Derivative Counterparty on the next payment date following the end of that Due Period, plus any shortfalls in any targeted deposit amount determined on the same basis for that tranche of Notes from earlier Due Periods, if any. Subject to Section 521, these deposits will be made on the payment date specified in the applicable Derivative Agreement. (ii) If a tranche of Dollar Notes or foreign currency Notes which has a Performing Derivative Agreement for interest provides for payments less frequently than monthly to the applicable Derivative Counterparty, the deposit targeted for that tranche of Notes with respect to each Due Period is equal to the amount required to be paid to the Derivative Counterparty on the payment date next following the end of that Due Period, divided by the number of months in the period between payment dates, plus shortfalls in any targeted deposit amount determined on the same basis for that tranche of Notes from earlier Due Periods, if any. Subject to Section 521, these deposits will be made on the payment date specified in the applicable Derivative Agreement in the month in which payment is scheduled to be made to the Derivative Counterparty, and on the Monthly Interest Date in each other month.

          (e) Dollar Notes and non-Performing Derivative Agreements. If a tranche of Dollar Notes has a non-Performing Derivative Agreement for interest, then the calculation of the targeted deposit to the applicable Interest Funding sub-Account is made using to the stated interest rate, amount of interest and frequency of interest payments for the applicable tranche of Notes. Subject to Section 521, these deposits will be made on each Monthly Interest Date for the applicable tranche.

          (f) Foreign Currency Notes and non-Performing Derivative Agreements. If a tranche of foreign currency Notes has a non-Performing Derivative Agreement for interest, then the calculation of the deposit targeted is made with reference to the amount of Dollars that would have been payable to the applicable Derivative Counterparty under the Derivative Agreement during that period if such Derivative Agreement were Performing. Subject to Section 521, these deposits will be made on each Monthly Interest Date for the applicable tranche.

          (g) Discount Notes. In the case of a tranche of Discount Notes, the deposit targeted for that tranche of Notes with respect to any Due Period is equal to the amount of accretion of principal of such tranche of Notes from the prior Monthly Principal Date (or in the case of the first Monthly Principal Date, from the date of issuance of such tranche) to the first Monthly Principal Date after the end of such Due Period. Subject to
     Section 521, these deposits will be made on each Monthly Principal Date.

     SECTION 504. Payments Received from Derivative Counterparties for Interest; Other Deposits to the Interest Funding Account. The following deposits and payments will be made to the Interest Funding Account on the following dates:

          (a) Payments Received From Derivative Counterparties for Interest. Payments received under Derivative Agreements for interest in Dollars will be deposited into the applicable Interest Funding sub-Account. Payments received under Derivative Agreements for interest in foreign currencies will be made directly to the applicable Paying Agent for payment to the Holders of the applicable tranche of Notes, or as otherwise specified in the applicable Derivative Agreement.

          (b) Principal Funding Account Earnings. Amounts received pursuant to
     Section 506(d) for any tranche of Notes will be deposited into the applicable Interest Funding sub-Account on each Monthly Interest Date.

          (c) Class C Reserve Account. Withdrawals made from any Class C Reserve sub- Account pursuant to Section 518(a) will be deposited into the applicable Interest


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



     Funding sub-Account on the date specified in Section 518(a).

     SECTION 505. Allocation of Deposits to Interest Funding sub-Accounts. The aggregate amount of the deposits to be made to the Interest Funding Account pursuant to Section 503 for each Due Period will be allocated, and a portion deposited into the Interest Funding sub- Account for each tranche of Notes, as follows:

          (a) Available Amounts Equal to Targeted Amounts. If the amount of funds available for a Due Period pursuant to Section 501 (including reallocations of Principal Collections pursuant to Section 502(a)) is at least equal to the aggregate amount of the deposits and payments targeted by Section 503, then the full amount of each such deposit and payment will be made.

          (b) Available Amounts are Less than Targeted Amounts. (i) If the amount of funds available for a Due Period pursuant to Section 501 (including reallocations of Principal Collections pursuant to SECTION 502(a)) is less than the aggregate amount of the deposits and payments targeted by Section 503, then the amount available will be allocated to each tranche of Notes pro rata based on the ratio of the Adjusted Outstanding Dollar Principal Amount of that tranche to the aggregate Adjusted Outstanding Dollar Principal Amount of all tranches to receive deposits.

          (ii) For all series identified as belonging to "Group 1", the amounts allocated to those series pursuant to clause (b) (i) will be reaggregated into a single pool, and reallocated to each targeted deposit pro rata based on the amount of the targeted deposits to the applicable Interest Funding sub-Account pursuant to Section 503.

          (iii) For all series identified as belonging to another group, the reallocation of amounts allocated pursuant to clause (b)(i) will be based on a rule for that group set forth in a supplement to this Indenture.

          (c) Other Funds not Reallocated. Funds deposited into any Interest Funding sub- Account pursuant to Sections 504 and 506 and funds on deposit from prior Due Periods will not be reallocated to any other Interest Funding sub-Account.

     SECTION 506. Deposit of Principal Funding sub-Account Earnings in
Interest


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


Funding sub-Accounts; Principal Funding sub-Account Earnings Shortfall; Payments Received from Derivative Counterparties for Interest. (a) The Issuer will notify the Master Trust from time to time of the aggregate amount on deposit in the Principal Funding Account.

     (b) From time to time after the end of each Due Period, the Issuer will calculate the Principal Funding sub-Account Earnings Target, the Principal Funding sub-Account Earnings, and the Principal Funding sub-Account Earnings Shortfall (if any) for the Principal Funding sub- Account for the each tranche of Notes for the period from the previous Interest Deposit Date (or with respect to the first Interest Deposit Date with respect to such tranche, the date of issuance of such tranche) to the first Interest Deposit Date after the end of such Due Period (for purposes of this Section, a "monthly period").

     (c) If there is any Principal Funding sub-Account Earnings Shortfall for any Principal Funding sub-Account for such monthly period, or any unpaid Principal Funding sub-Account Earnings Shortfall for any Principal Funding sub-Account from any earlier monthly period, the Issuer will notify the Master Trust pursuant to Section 5.04 of the Series [ ]-00 Supplement of such amount.

     (d) On each Monthly Interest Date, the Issuer will deposit into each applicable Interest Funding sub-Account the following amounts:

               (i) the Principal Funding sub-Account Earnings for the related Principal Funding sub-Account for such monthly period, and

               (ii) the amount received by the Issuer pursuant to SECTION 5.04 of the Series [ ]-00 Supplement with respect to such Principal Funding sub-Account, if any.

If the amount of Principal Funding sub-Account Earnings for any tranche of Notes for any Due Period is greater than the Principal Funding sub-Account Earnings Target for such Due Period, the amount of the excess will be paid to the Issuer.

     (e) Net payments received under Derivative Agreements for interest on a tranche of Notes payable in Dollars will be deposited into the applicable Interest Funding sub-Account on the date of receipt by the Issuer. Net payments received under Derivative


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


Agreements for interest on foreign currency Notes will be made directly to the applicable Paying Agent for payment to the Holders of applicable tranche of Notes, or as otherwise specified in the applicable Derivative Agreement.

     SECTION 507. Withdrawals from Interest Funding Account. Withdrawals made pursuant to this Section with respect to any tranche will be made from the Interest Funding sub- Account established for that tranche only after all allocations and reallocations have been made pursuant to Sections 503, 504, 505 and 506. A single tranche of Notes may be entitled to more than one of the following withdrawals in any month.

          (a) Withdrawals for Dollar Notes. On each applicable Interest Payment Date (or as much earlier as specified in the applicable terms document) with respect to each tranche of Dollar Notes, an amount equal to the lesser of (i) interest due on the applicable tranche of Notes on the applicable Interest Payment Date, and (ii) the amount on deposit in the applicable Interest Funding sub-Account will be withdrawn from such Interest Funding sub-Account and remitted to the applicable Paying Agent.

          (b) Withdrawals for Discount Notes. On each applicable Monthly Principal Date, with respect to each tranche of Discount Notes, an amount equal to the lesser of (i) the amount of the accretion of principal of such tranche of Notes from the prior Monthly Principal Date (or in the case of the first Monthly Principal Date, the date of issuance of such tranche) to the applicable Monthly Principal Date, and (ii) the amount on deposit in the applicable Interest Funding sub-Account will be withdrawn from such Interest Funding sub-Account and invested in the Collateral Certificate pursuant to Section 519(a).

          (c) Withdrawals for Notes with Performing Derivative Agreements for Interest. On each date on which a payment is required under the applicable Derivative Agreement (or as much earlier as specified in the applicable terms document) with respect to any tranche of Notes which has a Performing Derivative Agreement for interest, an amount equal to the lesser of (i) the amount of the payment to be made under the applicable Derivative Agreement, and (ii) the amount on deposit in the applicable Interest Funding sub-Account will be withdrawn from such Interest Funding sub-Account and paid to the applicable Derivative Counterparty.


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


          (d) Withdrawals for Notes with non-Performing Derivative Agreements for Interest in Dollars. On each Interest Payment Date (or as much earlier as specified in the applicable terms document) with respect to a tranche of Dollar Notes that has a nonPerforming Derivative Agreement for interest an amount equal to the lesser of (i) the amount of interest payable on such Interest Payment Date, and (ii) the amount on deposit in the applicable Interest Funding sub-Account will be withdrawn from such Interest Funding sub-Account and remitted to the applicable Paying Agent.

          (e) Withdrawals for Notes with non-Performing Derivative Agreements for Foreign Currency Interest. On each Interest Payment Date with respect to a tranche of foreign currency Notes that has a non-Performing Derivative Agreement for interest (or as much earlier as specified in the applicable terms document), an amount equal to the lesser of (i) the amount of Dollars necessary to be converted at the applicable Spot Exchange Rate to pay the foreign currency interest due on such tranche of Notes on the applicable Interest Payment Date, and (ii) the amount on deposit in the applicable Interest Funding sub-Account will be withdrawn from such sub-Account and converted to the applicable foreign currency at the Spot Exchange Rate and remitted to the applicable Paying Agent. Any excess Dollar amount will be retained on deposit in the applicable Interest Funding sub-Account to be applied to make interest payments on later Interest Payment Dates, or paid to the Issuer when the principal amount of the applicable Note is paid in full.

          (f) Payment to Issuer. Upon payment in full of any tranche of Notes, any amount on deposit in the applicable Interest Funding sub-Account will be paid to the Issuer.

     If the aggregate amount for withdrawal from an Interest Funding sub-Account is less than all withdrawals required to be made from such Interest Funding sub-Account in a month, then the amounts on deposit will be withdrawn and applied pro rata based on the amounts of the withdrawals required to be made.

     SECTION 508. Targeted Deposits of Principal Collections to the Principal Funding Account. The aggregate deposit targeted to be made to the Principal Funding Account with Principal Collections with respect to any Due Period is an amount equal to the sum of Principal Funding Account deposits targeted to be made for each tranche of Notes. These targeted amounts are as follows:


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


          (a) Expected Principal Payment Date. With respect to the Expected Principal Payment Date of a tranche of Notes, the deposit targeted for that tranche of Notes with respect to the most recently completed Due Period, the deposit targeted for that tranche of Notes is equal to the Nominal Liquidation Amount of that tranche of Notes. Subject to Section 521, these deposits will be made on the applicable Expected Principal Payment Date.

          (b) Budgeted Deposits. (i) With respect to each Due Period, beginning with the twelfth Due Period before the Expected Principal Payment Date of a tranche of Class A Notes but excluding the final Due Period before the Expected Principal Payment Date of such tranche of Class A Notes, the deposit targeted to be made into the Principal Funding sub-Account for that tranche will be the Controlled Amortization Amount for that tranche specified in the applicable terms document, or if no such amount is specified equal to one-twelfth of the anticipated Nominal Liquidation Amount of such tranche of Notes as of its Expected Principal Payment Date. Subject to clause (ii) and SECTION 521, these deposits will be made on the Monthly Principal Date.

               (ii) Notwithstanding anything to the contrary in clause (i), but subject to Section 521, the Issuer may postpone the date of the targeted deposits under clauses (i) under the following circumstances:

                    (A) Immediately before the twelfth full Due Period before
               the Expected Principal Payment Date set for every Class A Note, the Issuer will calculate the minimum monthly principal expected to be paid to all Certificates (including the Collateral Certificate) issued by the Master Trust.

                    (B) This calculation will be made by multiplying the
               lowest of the monthly principal payment rates for principal receivables in the Master Trust, in the case of a Single Issuance Series, during the eleven months, and in the case of a Multiple Issuance Series, during the twelve months, preceding the date of calculation by the initial invested amounts of all Master Trust Certificates (other than Certificates representing Excluded Master Trust Series or series that are partially Excluded Master Trust Series, to the extent of such exclusion.


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


                    (C) Using the minimum monthly principal amount expected to be paid for principal receivables in the Master Trust, the Issuer will next compare that amount to the invested amounts of all Master Trust Certificates (including the Collateral Certificate, but excluding any Certificates representing Excluded Master Trust Series or series that are partially Excluded Master Trust Series, to the extent of such exclusion) with their expected maturity dates and the Outstanding Dollar Principal Amounts of all tranches of Notes with Expected Principal Payment Dates in the eleven or twelve, as applicable, Due Periods preceding the Expected Principal Payment Date of the tranche of Class A Notes for which the calculation is being performed. If the comparison reveals that the date of the targeted deposits can be postponed for that tranche of Class A Notes (with a corresponding increase in the amount of each deposit targeted) and the Issuer expects to receive Principal Collections adequate to repay that tranche of Class A Note in full on its Expected Principal Payment Date, then the Issuer may designate a later Due Period (and correspondingly increased Controlled Amortization Amount) with respect to which deposits to the Principal Funding sub-Account for that tranche of Class A Notes will begin. The comparison made will assume that the dates required for collection of Principal Collections are postponed to the maximum extent permitted by all Master Trust Certificates and tranches of Notes.

          (c) Prefunding of the Principal Funding Account of senior classes. If the Issuer determines that any Expected Principal Payment Date, Event of Default, Early Redemption Even or any other mandatory or optional redemption with respect to any tranche of Class C Notes will occur at a time when the Issuer anticipates that Section 515 or 516 would otherwise prohibit the payment of all or part of such tranche of Class C Notes, the Principal Finding sub-Account for the Class A Notes and/or the Class B Notes of that series, as the case may be, will be prefunded with an amount equal to the Outstanding Dollar Principal Amount of the Class A Notes and Class B Notes that would be affected by the deficiency in the subordinated amount so as to permit the payment of that tranche of Class C Notes. If the Issuer determines that any Expected Principal Payment Date, Early Redemption Event or Event of Default with respect to any tranche of Class B Notes will occur at a time when the Issuer anticipates that Section 515 or 516 would otherwise prohibit the payment of all or part of such tranche of Class B Notes, the Principal Finding sub-Account for the Class A Notes of that series will be prefunded with an amount equal to the Outstanding Dollar Principal Amount of the Class A Notes that would be affected by the deficiency in the subordinated amount so as to permit the payment of that tranche of Class C Notes.

          (d) Event of Default or Early Redemption Event. If the maturity of any tranche of Notes has been accelerated after the occurrence of an Event of Default during such Due Period or if any tranche of Notes is required to be redeemed following an Early Redemption Event or any other mandatory or optional redemption during such Due Period, the deposit targeted for that tranche of Notes with respect to such Due Period is equal to Nominal Liquidation Amount of that tranche of Notes. Subject to
     Section 521, these deposits will be made on the Monthly Principal Date.

     SECTION 509. Payments Received from Derivative Counterparties for Principal; Other Deposits to Principal Funding Accounts. The following additional amounts will be deposited into the Principal Funding Account on the following dates:

          (a) Payments Received from Derivative Counterparties. Payments received under Derivative Agreements for principal in Dollars will be deposited into the applicable Interest Funding sub-Account. Payments received under Derivative Agreements for principal in foreign currencies will be made directly to the applicable Paying Agent for payment to the Holders of the applicable tranche, or as otherwise specified in the applicable Derivative Agreement.

          (b) Class C Reserve Account. Withdrawals made from any Class C Reserve sub- Account pursuant to Section 518(b) will be deposited into the applicable Principal Funding sub-Account on the date specified in
     Section 518(b).

          (c) Proceeds of Sale of Credit Card Receivables. The net proceeds of the sale of credit card receivables received by the Issuer with respect to any tranche of Notes pursuant to Sections 522 and 708 will be deposited directly into the applicable Principal Funding sub-Account on the date of receipt.

     SECTION 510. Allocation to Principal Funding sub-Accounts. The aggregate amount of the deposits to be made to the Principal Funding Account pursuant to
Section 508 for each Due Period will be allocated, and a portion deposited in the Principal Funding sub-Account for each tranche of Notes, as follows:

          (a) Available Amounts Equal to Targeted Amount. If the aggregate deposit to the Principal Funding Account is equal to the sum of the deposits targeted by each tranche of Notes, then that required amount is deposited in the Principal Funding sub-Account established for each tranche.

          (b) Available Amounts Are Less Than Targeted Amounts. (i) If the amount on deposit in any Principal Funding sub-Account for a tranche of Class A Notes of a series is less than the sum of the deposits targeted with respect to such tranche, then amounts on deposit in Principal Funding sub-Accounts established for Class B Notes and Class C Notes for that series will be applied to make the payment (to be made first from the Class C Principal Funding sub-Account in that series and second from Class B Principal Funding sub-Account in that series). If more than one tranche of Class A Notes needs to use amounts on deposit in the Principal Funding sub-Account of the Class B Notes and the Class C Notes, then withdrawals will be allocated pro rata based on the Nominal Liquidation Amount of the tranches of Class A Notes that require funding.

          (ii) If the applicable amount on deposit in any Principal Funding sub-Account for a tranche of Class B Notes of a series is less than the sum of the deposits targeted with respect to such tranche, then amounts on deposit in Principal Funding sub-Account established for Class C Notes will be applied to make the payment. If more than one tranche of Class B Notes needs to use amounts on deposit in the Principal Funding sub-Account of the Class C Notes, then withdrawals will be allocated pro rata based on the Nominal Liquidation Amount of the tranches of Class B Notes that require funding.

          (c) Other Funds Not Reallocated. Funds deposited into any Principal Funding sub-Account pursuant to Section 509(b) will not be reallocated to any other Principal Funding sub-Account.

     SECTION 511. Withdrawals from Principal Funding Account. Withdrawals made pursuant to this Section with respect to any tranche will be made from the Principal Funding sub-Accounts established for that


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


tranche only after all allocations and reallocations have been made pursuant to Sections 508, 509 and 510, and reallocated on the same basis until such funds are fully applied.

          (a) Withdrawals for Dollar Notes. On each applicable Principal Payment Date (or as much earlier as specified in the applicable terms document) with respect to each tranche of Dollar Notes which has no Derivative Agreement for principal, an amount equal to the lesser of (i) principal due on the applicable tranche of Notes on the applicable Principal Payment Date, and (ii) the amount on deposit in the applicable Principal Funding sub-Account will be withdrawn from such Principal Funding sub- Account and remitted to the applicable Paying Agent(s).

          (b) Withdrawals for Notes with Performing Derivative Agreements for Principal. On each date on which a payment is required under the applicable Derivative Agreement (or as much earlier as specified in the applicable terms document) with respect to any tranche of Notes which has a Performing Derivative Agreement for principal, an amount equal to the lesser of (i) the amount of the payment to be made under the applicable Derivative Agreement, and (ii) the amount on deposit in the applicable Principal Funding sub-Account will be withdrawn from such Principal Funding sub-Account and paid to the applicable Derivative Counterparty. The Issuer will direct the applicable Derivative Counterparty to remit its payments under the applicable Derivative Agreement for the applicable Paying Agent(s).

          (c) Withdrawals for tranches of Foreign Currency Notes with non-Performing Derivative Agreements for Principal. On each Principal Payment Date with respect to a tranche of foreign currency Notes that has a non-Performing Derivative Agreement for principal (or as much earlier as specified in the applicable terms document), an amount equal to the lesser of (i) the amount of Dollars necessary to be converted at the applicable Spot Exchange Rate to pay the foreign currency principal due on such tranche of Notes on the applicable Principal Payment Date, and
     (ii) the amount on deposit in the applicable Principal Funding sub-Account will be withdrawn from such sub-Account and converted to the applicable foreign currency at the Spot Exchange Rate and remitted to the applicable Paying Agent(s). Any excess Dollar amount will be retained on deposit in the applicable Principal Funding sub-Account to be applied to make principal payments on later Principal Payment Dates, or paid to the Issuer when the principal amount of the applicable Note is paid in full.


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


          (d) Withdrawal of Prefunded Amount. If a later issuance of a tranche of Class B Notes or Class C Notes restores the Required Subordinated Amount of a senior class of Notes of any series, prefunding deposits made pursuant to Section 508(c) in the Principal Funding account of a senior class may immediately be withdrawn from the Principal Funding Account and reinvested in the Collateral Certificate pursuant to Section 519.

          (e) Payment to Issuer. Upon payment in full of any tranche of Notes, any remaining amount on deposit in the applicable Principal Funding sub-Account will be paid to the Issuer.

     SECTION 512. Limit on Reallocations of Principal Collections Taken to Benefit Senior Classes of Single Issuance Series. With respect to Single Issuance Series for any Due Period, the aggregate amount of Principal Collections reallocated pursuant to Section 502(a) will be subject to the following limitations:

          (a) With respect to any tranche of a Class A Notes of a Single Issuance Series, the aggregate amount of:

               (i) the cumulative amount of all Principal Collections that would have been applied to pay principal of Class C Notes of that series, but were reallocated to pay interest on Class A Notes or Class B Notes of that series; and

               (ii) the cumulative amount of all reductions from allocations of Investor Charge-Offs to the Nominal Liquidation Amount of the Class C Notes of that series.

     may not exceed the Class A Required Subordinated Amount of Class C Notes for that series.

          (b) With respect to any tranche of Class A Notes of a Single Issuance Series, the aggregate amount of

               (i) the cumulative amount of all Principal Collections that would have been applied to pay principal of Class B Notes of that series, but were reallocated


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


          to pay interest on Class A Notes of that series; and

               (ii) the cumulative amount of all reductions from allocations of Investor Charge-Offs to the Nominal Liquidation Amount of the Class B Notes of that series may not exceed the Class A Required Subordinated Amount of Class B Notes for that series.

          (c) With respect to any tranche of a Class B Notes of a Single Issuance Series, the aggregate amount of:

               (i) (i) the cumulative amount of all Principal Collections that would have been applied to pay principal of Class C Notes of that series, but were reallocated to pay interest on Class A Notes of that series; and

               (ii) the cumulative amount of all reductions from allocations of Investor Charge- Offs to the Nominal Liquidation Amount the Class C Notes of that series;

     may not exceed the Class B Required Subordinated Amount of Class C Notes for that series.

     SECTION 513. Limit on Reallocations of Principal Collections Taken to Benefit Senior Classes in Multiple Issuance Series. With respect to Multiple Issuance Series, for any Due Period, the Principal Collections reallocated pursuant to Section 502(a) to make deposits and payments pursuant to Section 503 or 508 will be subject to the following limitations:

          (a) Limit on Reallocations to a tranche of Class A Notes from Class C Notes. The aggregate amount of Principal Collections which are applied with respect to any Due Period pursuant to Section 502(a) to make deposits with respect to any tranche of Class A Notes of a series which would otherwise have been allocated to the Class C Notes of that series pursuant to Section 503 may be made only to the extent, after giving effect to such deposits, the sum of:

               (i) the cumulative amount of all funds reallocated pursuant to
          Section 502(a) and deposited into the Interest Funding sub-Account for such tranche of Class A Notes with respect to prior Due Periods and such Due Period (other than reallocations which resulted in a reduction of the Nominal Liquidation Amount of a tranche of Class B Notes);

               (ii) an amount equal to


   all funds reallocated pursuant to
   Section 502(a) and deposited into         all funds reallocated pursuant to
    the Interest Funding Sub-Account         Section 502(a) and deposited into
   for such tranche of Class A Notes          the Interest Funding Sub-Account
       of that series for prior              for such tranche of Class A Notes
    Due Periods and such Due Period              of that series for prior
   ---------------------------------    x     Due Periods and such Due Period
    all funds allocated pursuant to            (other than any reallocations
   Section 502(a) and deposited into         that resulted in the reduction of
    the Interest Funding Sub-Account         the Nominal Liquidation Amount of
     for any Outstanding tranche of             a tranche of Class C Notes)
   Class A Notes of that series for
        prior Due Periods and
          such Due Period


               (iii) the cumulative sum of all amounts computed as follows: on each day while such tranche of Class A Notes is Outstanding when there is a reduction in the Nominal Liquidation Amount of any tranche of Class C Notes, an amount equal to:


                                             Amount of all reductions in the
     Class A Required Subordinated            Nominal Liquidation Amount of
   Amount of Class C Notes for this     x   Class C Notes of this series from
       tranche of Class A Notes             Investor Charge-Offs on such date
  -----------------------------------
  Outstanding Dollar Principal Amount
  of all Class C Notes of this series


     is not greater than the Class A Required Subordinated Amount of Class C Notes for such tranche of Class A Notes.

          (b) Limit on Reallocations to a tranche of Class A Notes from Class B Notes. The aggregate amount of Principal Collections which are applied with respect to any Due Period pursuant to Section 502(a) to make deposits with respect to any tranche of Class A Notes of a series which would otherwise have been allocated to the Class B Notes of that series pursuant to Section 503 may be made only to the extent, after giving effect to such deposits, the sum of:

               (i) the cumulative amount of all funds reallocated pursuant to
          Section 502(a) and deposited into the Interest Funding sub-Account of for such tranche of Class A Notes with respect to prior Due Periods and such Due Period (other than reallocations which resulted in a reduction of the Nominal Liquidation Amount of a tranche of Class C Notes);

               (ii) the cumulative sum of all amounts computed as follows: on each day while such tranche of Class A Notes is Outstanding when there is a reduction in the Nominal Liquidation Amount of any tranche of Class B Notes, an amount equal to:

                                             Amount of all reductions in the
     Class A Required Subordinated            Nominal Liquidation Amount of
   Amount of Class B Notes for this     x   Class B Notes of this series from
       tranche of Class A Notes             Investor Charge-Offs on such date
  -----------------------------------
  Outstanding Dollar Principal Amount
  of all Class B Notes of this series


     is not greater than the Class A Required Subordinated Amount of Class B Notes for such tranche of Class A Notes.

          (c) Limit on Reallocations to a tranche of Class B Notes from Class C Notes. The aggregate amount of Principal Collections which are applied with respect to any Due Period pursuant to Section 502(a) to make deposits with respect to any tranche of Class B Notes which would otherwise have been allocated to Class C Notes pursuant to Section 503 may be made only to the extent, after giving effect to such deposits, the sum of

               (i) the cumulative amount of all funds reallocated pursuant to
          Section 502(a) and deposited into the Interest Funding sub-Account of for such tranche of Class B Notes with respect to prior Due Periods and such Due Period;

               (ii) an amount equal to
   all funds reallocated pursuant to
   Section 502(a) and deposited into        all funds reallocated pursuant to
    the Interest Funding Sub-Account        Section 502(a) and deposited into
   for such tranche of Class B Notes        the Interest Funding Sub-Account
       of that series for prior              for any Outstanding Tranche of
    Due Periods and such Due Period           Class A Notes of that series
   ---------------------------------    x     for prior Due Periods and such
    all funds allocated pursuant to                  Due Period
   Section 502(a) and deposited into
    the Interest Funding Sub-Account
     for any Outstanding tranche of
   Class B Notes of that series for
        prior Due Periods and
          such Due Period


                    (iii) the cumulative sum of all amounts computed as
               follows: on each day while such tranche of Class B Notes is Outstanding when there is a reduction in the Nominal Liquidation Amount of any tranche of Class C Notes, an amount equal to:


                                             Amount of all reductions in the
     Class B Required Subordinated            Nominal Liquidation Amount of
   Amount of Class C Notes for this     x   Class C Notes of this series from
       tranche of Class A Notes             Investor Charge-Offs on such date
  -----------------------------------
  Outstanding Dollar Principal Amount
  of all Class C Notes of this series


     is not greater than the Class B Required Subordinated Amount of Class C Notes for such tranche of Class B Notes.

     SECTION 514. Limit on Reallocations of Principal Collections Given to Benefit Senior Classes in Multiple Issuance Series. With respect to Multiple Issuance Series, the Principal Collections applied pursuant to Section 501 and
Section 502 to make deposits pursuant to Section 503 and Section 508 will be allocated from each tranche of Class B Notes and Class C Notes based on the amount of the targeted deposit for that tranche of Class B Notes or Class C Notes as the case may be, but subject to the following limitations:

          (a) The aggregate amount of Principal Collections which are otherwise allocable to a tranche of Class B Notes which may reallocated pursuant to Section 502(a) with respect to any Due Period may not exceed the lesser of:

               (i) the Outstanding Dollar Principal Amount of such tranche of Class B

          Notes, less (A) the amount of reductions in the Nominal Liquidation Amount of such tranche of Class B Notes made since the date of issuance of any Outstanding tranche of Class A Notes of such series with respect to prior Due Periods, plus (B) reimbursements of reductions in the Nominal Liquidation Amount of such tranche of Class B Notes pursuant to clauses (iv) and (v) of the definition of Nominal Liquidation Amount; provided, however, that portions of the Nominal Liquidation Amount attributable to any such increases may only be reallocated only to tranches of Notes of senior classes of such series which were issued after the date of such reimbursement, and

               (ii) the Nominal Liquidation Amount of such tranche of Class B Notes.

          (b) The aggregate amount of Principal Collections which are otherwise allocable to a tranche of Class C Notes which may reallocated pursuant to Section 502(a) with respect to any Due Period may not exceed the lesser of:

               (i) the Outstanding Dollar Principal Amount of such tranche of Class C Notes, less (A) the amount of reductions in the Nominal Liquidation Amount of such tranche of Class C Notes made since the date of issuance of any Outstanding tranche of Class A Notes of such series with respect to prior Due Periods, plus (B) reimbursements of reductions in the Nominal Liquidation Amount of such tranche of Class C Notes pursuant to clauses (iv) and (v) of the definition of Nominal Liquidation Amount; provided, however, that portions of the Nominal Liquidation Amount attributable to any such increases may only be reallocated only to tranches of Notes of senior classes of such series which were issued after the date of such reimbursement, and

               (ii) the Nominal Liquidation Amount of such tranche of Class C Notes.

     SECTION 515. Limit on Repayments of Subordinated Classes of Single Issuance Series. Subject to Sections 508(c) and 518(b), with respect to Single Issuance Series,

          (a) no payment of principal will be made on any Class B Note (and no Class B Note will be canceled pursuant to Section 603) unless, immediately before giving effect to such payment (or cancelation), no Class A Notes of such series are Outstanding, except to the extent that reductions in the Nominal Liquidation Amount of Class B Notes of that series have been reimbursed pursuant to clause
     (b)(v) of the definition of "Nominal Liquidation Amount", and

          (b) no payment of principal will be made on any Class C Note (and no Class C Note will be canceled pursuant to Section 603) unless, immediately before giving effect to such payment (or cancelation), no Class A Notes or Class B Notes of such series are Outstanding, except to the extent that reductions in the Nominal Liquidation Amount of Class C Notes of that series have been reimbursed pursuant to clause (b)(v) of the definition of "Nominal Liquidation Amount".

     SECTION 516. Limit on Repayments of Subordinated Classes of Multiple Issuance Series. With respect to Multiple Issuance Series, and subject to
Section 508(c) and Section 518(b), no payments of principal of Notes of any subordinated class of a series (or cancellations of Notes of a subordinated class of a series pursuant to Section 603) may be made unless the following conditions are satisfied:

          (a) no payment of principal will be made on any Class B Note (and no Class B Note will be canceled pursuant to Section 603) unless, following such payment (or cancelation), the available subordinated amount of Class B Notes is at least equal to the Required Subordinated Amount of Class B Notes for the Outstanding Class A Notes. For this purpose, the available subordinated amount of Class B Notes is equal to the sum of:

               (i) the aggregate amount of all Nominal Liquidation Amounts of all other Class B Notes of that series which are Outstanding after giving effect to the repayment (or cancelation) of such tranche of Class B Notes (and all other Class B Notes which are to be repaid (or canceled) with respect to such Due Period), plus

               (ii) the cumulative amount of all funds reallocated to pay interest on Outstanding tranches of Class A Notes with respect to prior Due Periods and the current Due Period (other than reallocations which resulted in the reduction of the Nominal Liquidation Amount of tranches of Class C Notes, or the Nominal Liquidation Amount of tranches of Class B Notes which are no longer

          Outstanding).

          (b) no payment of principal will be made on any Class C Note (and no Class C Note will be canceled pursuant to Section 603) unless, following such payment (or cancelation), the available subordinated amount of Class C Notes is at least equal to the Required Subordinated Amount of Class C Notes for the Outstanding Class A Notes. For this purpose, the available subordinated amount of Class C Notes is equal to the sum of:

               (i) the aggregate amount of all Nominal Liquidation Amounts of all other Class C Notes of that series which are Outstanding after giving effect to the repayment (or cancelation) of such tranche of Class C Notes (and all other Class C Notes which are to be repaid (or canceled) with respect to such Due Period), plus

               (ii) the cumulative amount of all funds reallocated to pay interest on Outstanding tranches of Class A Notes with respect to prior Due Periods and the current Due Period (other than reallocations which resulted in the reduction of the Nominal Liquidation Amount of tranches of Class B Notes, or the Nominal Liquidation Amount of tranches of Class C Notes which are no longer Outstanding);

    plus

               (iii) the cumulative amount of all funds reallocated to pay interest on Outstanding Class B Notes of that Series since that tranche of Class C Notes was issued and for the current Due Period (other than reallocations which resulted in the reduction of the Nominal Liquidation Amount of tranches of Class C Notes which are no longer Outstanding).

          (c) no payment of principal will be made on any Class C Note (and no Class C Note will be canceled pursuant to Section 603) unless, following such payment (or cancelation), the available subordinated amount of Class C Notes is at least equal to the Required Subordinated Amount of Class C Notes for the Outstanding Class B Notes. For this purpose, the available subordinated amount of Class C Notes is equal to the sum of:

               (i) the aggregate amount of all Nominal Liquidation Amounts of all other Class C Notes of that series which are Outstanding after giving effect to the repayment (or cancelation) of such tranche of Class C Notes (and all other Class C Notes which are to be repaid (or canceled) with respect to such Due Period), plus

               (ii) the cumulative amount of all funds reallocated to pay interest on Outstanding tranches of Class A Notes with respect to prior Due Periods and the current Due Period (other than reallocations which resulted in the reduction of the Nominal Liquidation Amount of tranches of Class C Notes which are no longer Outstanding);

    plus

               (iii) the cumulative amount of all funds reallocated to pay interest on Outstanding Class B Notes of that Series since that tranche of Class C Notes was issued and for the current Due Period (other than reallocations which resulted in the reduction of the Nominal Liquidation Amount of tranches of Class B Notes, or the Nominal Liquidation Amount of tranches of Class C Notes which are no longer Outstanding).

     SECTION 517. Targeted Deposits to the Class C Reserve Account. (a) The aggregate deposit targeted to be made to the Class C Reserve Account with respect to each Due Period is an amount equal to the sum of Class C Reserve Account deposits targeted to be made for each tranche of Class C Notes. The amount of any such deposit and the circumstances that require such a deposit to be made will be set forth in the terms document for such tranche of Class C Notes. Unless another time is specified for making such deposits in the terms document for tranche of Class C Notes, these deposits will be made on each applicable Monthly Interest Date.

     (b) If the aggregate amount available to be deposited into the Class C Reserve Account with respect to any Due Period is less than the sum of the deposits targeted by each tranche of Class C Notes for that Due Period, then the aggregate deposit will be allocated to each series pro rata based on the amounts of the targeted deposits for that Due Period, plus any targeted deposits from earlier Due Periods that were not made.

     SECTION 518. Withdrawals from the Class C Reserve Account. Withdrawals made pursuant to this Section with respect to any tranche will be made from the Class C Reserve sub- Accounts established for that tranche of Class C Notes only after all allocations and reallocations have been made pursuant to Sections 501, 502, 503, 505, 508 and 510.

          (a) Interest; Payments with Respect to Derivative Agreements for Interest, Accretion on Discount Notes. If the amount on deposit in the Interest Funding sub- Account for any tranche of Class C Notes is insufficient to pay in full the amounts for which withdrawals are made under Section 507(a), (b), (c), (d) or (e), on each date specified in such Section, an amount equal to the lesser of (i) such deficiency, and
     (ii) the amount on deposit in the applicable Class C Reserve sub-Account will be withdrawn from such Class C Reserve sub-Account and applied to such deficiency.

          (b) Principal; Payments with Respect to Derivative Agreements for Principal. If the amount on deposit in the Principal Funding sub-Account for any tranche of Class C Notes is insufficient to pay in full the amounts for which withdrawals are made under Section 511(a), (b), (c) or
     (d), on the Legal Maturity Date for such tranche of Notes, an amount equal to the least of (i) such deficiency, and (ii) the amount on deposit in the applicable Class C Reserve sub-Account, and (iii) the amount by which the Nominal Liquidation Amount of such tranche of Class C Notes is less than the Adjusted Outstanding Dollar Principal Amount of such tranche of Class C Notes will be withdrawn from such Class C Reserve sub-Account and applied to such deficiency.

          (c) Payment to Issuer. Upon payment in full of any tranche of Class C Notes, any amount on deposit in the applicable Class C Reserve sub-Account will be paid to the Issuer.

     SECTION 519. Reinvestment in the Collateral Certificate. (a) The amount of accreted interest on a Discount Note pursuant to Section 503(g) is required to be reinvested in the Collateral Certificate.

     (b) If the Principal Funding sub-Account of a tranche of Notes is prefunded pursuant to Section 508(c) and such prefunded amount is released, then the equivalent of such amount is required to be reinvested.

     (c) If the aggregate Adjusted Outstanding Dollar Principal Amount of all tranches of Notes as of the last day of any Due Period (after giving effect to any deposit, reallocation or payment pursuant to Sections 502(a) with respect to such Due Period) exceeds the Invested Amount of the Collateral Certificate on that date, the amount of Finance Charge Collections targeted to be reinvested in the Collateral Certificate pursuant to Section 501(d) is equal to the amount of that excess.

     SECTION 520. Final Payment. If the Nominal Liquidation Amount of a tranche of Notes is zero on its Legal Maturity Date (after giving effect to all deposits, allocations, payments and sales of credit card receivables to be made on that day), then the Holders of such tranche of Notes will have no further right or claim, and the Issuer will have no further obligation or liability, with respect to such Notes.

     SECTION 521. Timing of Deposits. So long as the Master Trust is permitted to make payments to the Issuer under Section 4.02(a) and Section 4.02(b) of the Series [ ]-00 Supplement on the applicable Interest Deposit Date or Principal Deposit Date (rather than on thelast day of the applicable Due Period), the amounts received by the Issuer pursuant to Section 4.02(a) and
Section 4.02(b) of the Series [ ]-00 Supplement will be allocated to and deposited into each applicable sub-Accounts on the applicable Interest Deposit Date or Principal Deposit Date. Otherwise, the funds received by the Issuer pursuant to Section 4.02(a) and Section 4.02(b) of the Series [ ]-00 Supplement will be allocated to and deposited into each applicable sub-Account on the last day of the applicable Due Period, or as soon thereafter as practicable.

     SECTION 522. Sale of Credit Card Receivables on Legal Maturity Date. If the Nominal Liquidation Amount with respect to any tranche of Notes is greater than zero on its Legal Maturity Date (after giving effect to deposits and distributions otherwise to be made on such Legal Maturity Date), the Issuer will cause the Master Trust to sell on such Legal Maturity Date Principal Receivables under the Master Trust and the related Finance Charge Receivables (or interests therein) in an amount equal to 110% of the Nominal Liquidation Amount of such tranche of Notes on such Legal Maturity Date (after giving effect to such deposits and distributions), but in no case will such amount of Principal Receivables and Finance Charge Receivables exceed the following amount:



   the Nominal Liquidation Amount
  of the tranche of Notes that has
 reached its Legal Maturity Date as         Series Adjusted Invested            the amount of Receivables
    of the last Due Period before    x   Amount(as defined in the Series   x  (as defined in the Series [ ]
 budgeted deposits to its Principal     [ ] Supplement) of the Collateral        Supplement) in the Master
      Funding sub-Account began                    Certificate                             Trust
  pursuant to Section 508(b)(ii)(C)
 ----------------------------------
    The Series Adjusted Invested
  Amount as defined in the Series [
           ]-00 Supplement

Such proceeds from such sale will be immediately deposited into the Principal Funding sub-Account for such tranche.

     SECTION 523. Netting of Deposits and Payments. The Issuer, in its sole discretion, may make all deposits to Interest Funding sub-Accounts and Principal Funding sub-Accounts pursuant to Sections 503 and 507 with respect to any Due Period net of, and after giving effect to, (a) all reallocations to be made pursuant to Sections 502(a), (b) all payments to be made to Derivative Counterparties pursuant to Sections 507 and 511, and (c) all reinvestments in the Collateral Certificate to be made pursuant to Sections 519.

     SECTION 524. Pro Rata Payments within a Tranche. All payments of principal, interest or other amounts to Holders of the Notes of a single tranche will be made pro rata based on the stated principal amount of their Notes.


                                  ARTICLE VI

               Satisfaction and Discharge; Cancelation of Notes
                       Held by the Issuer or the Banks

     SECTION 601. Satisfaction and Discharge of Indenture. This Indenture will cease to be of further effect with respect to any series, class or tranche of Notes (except as to any surviving rights of transfer or exchange of Notes of such series, class or tranche expressly provided for herein or in the form of Note for such series, class or tranche), and the Trustee, on demand of and at the expense of the Issuer, will execute proper instruments acknowledging satisfaction and discharge of this Indenture as to such series, class or tranche, when:

          (a) all Notes of that series, class or tranche theretofore authenticated and delivered (other than (A) Notes of such series, class or tranche which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306, and (B) Notes of such series, class or tranche for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust, as provided in Section 1103) have been delivered to the Trustee canceled or for cancelation;

          (b) the Issuer has paid or caused to be paid all other sums payable hereunder (including payments to the Trustee pursuant to SECTION 807) by the Issuer with respect to the Notes of such series, class or tranche; and

          (c) the Issuer has delivered to the Trustee an Issuer's Certificate and an Opinion of Counsel each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture with respect to the Notes of such series, class or tranche have been complied with.

Notwithstanding the satisfaction and discharge of this Indenture with respect to any series, class or tranche of Notes, the obligations of the Issuer to the Trustee with respect to that series, class or tranche under Section 807 will survive and the obligations of the Trustee under Sections 602 and 1103 will survive.

     SECTION 602. Application of Trust Money. All money and obligations deposited with the Trustee pursuant to Section 601 or Section 603 and all money received by the Trustee in respect of such obligations will be held in trust and applied by it, in accordance with the provisions of the series, class or tranche of Notes in respect of which it was deposited and this Indenture, to the payment, either directly or through any Paying Agent (including the Issuer acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal and interest for whose payment such money and obligations have been deposited with or received by the Trustee; but such money and obligations need not be segregated from other funds except to the extent required by law.

     SECTION 603. Cancelation of Notes Held by the Issuer or the Banks. If the Issuer, the Banks or any of their Affiliates holds any Notes, such Holder may, subject to Section 515 and 516, by notice from such Holder to the Trustee cause such Note to be canceled, whereupon

(a) such Note will no longer be Outstanding, and (b) the Issuer will cause the Invested Amount of the Collateral Certificate to be reduced by an amount equal to the Nominal Liquidation Amount of such Notes.


                                  ARTICLE VII

                                   Remedies

     SECTION 701. Events of Default. "Event of Default", wherever used herein, means with respect to any series, class or tranche of Notes any one of the following events (whatever the reason for such Event of Default and whether it will be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body), unless such event is either inapplicable to a particular series, class or tranche or it is specifically deleted or modified in the applicable terms document creating such series, class or tranche of Notes or in the form of Note for such series, class or tranche:

          (a) default in the payment of any interest upon any Note of that series, class or tranche when it becomes due and payable, and continuance of such default for a period of five Business Days;

          (b) default in the payment of the principal of any Note of that series, class or tranche at its Legal Maturity Date;

          (c) default in the performance, or breach, of any covenant or warranty of the Issuer in this Indenture in respect of the Notes of such series, class or tranche (other than a covenant or warranty in respect of the Notes of such series, class or tranche a default in the performance of which or the breach of which is elsewhere in this SECTION specifically dealt with), all of such covenants and warranties in the Indenture which are not expressly stated to be for the benefit of a particular series, class or tranches of Notes being deemed to be in respect of the Notes of all series, classes or tranche for this purpose, and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Issuer by the Trustee or to the Issuer and the Trustee by the Holders of at least 10% in Outstanding Dollar Principal Amount of the

     Outstanding Notes of such series, class or tranche, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder;

          (d) the Issuer becomes an investment company within the meaning of the Investment Company Act;

          (e) the entry of an order for relief against the Issuer under the Federal Bankruptcy Code by a court having jurisdiction in the premises or a decree or order by a court having jurisdiction in the premises adjudging the Issuer a bankrupt or insolvent under any other applicable Federal or State law, or the entry of a decree or order approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Issuer under the Federal Bankruptcy Code or any other applicable Federal or State law, or appointing a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Issuer or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days;

          (f) the consent by the Issuer to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under the Federal Bankruptcy Code or any other applicable Federal or State law, or the consent by it to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Issuer or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Issuer in furtherance of any such action; or

          (g) any other Event of Default provided in the supplemental indenture under which such series, class or tranche of Notes is issued or in the form of Note for such series, class or tranche.

     SECTION 702. Acceleration of Maturity; Rescission and Annulment. (a) If an Event of Default described in paragraph (a), (b), (c) or (g) (if the Event of Default under paragraph (c) or (g) is with respect to less than all series, classes or tranches of Notes then Outstanding) of

Section 701 occurs and is continuing with respect to any series, class or tranche, then and in each and every such case, unless the principal of all the Notes of such series, class or tranche will have already become due and payable, either the Trustee or the Holders of not less than 25% in aggregate Outstanding Dollar Principal Amount of the Notes of such series, class or tranche then Outstanding hereunder (each such series, class or tranche acting as a separate class), by notice in writing to the Issuer (and to the Trustee if given by Holders), may declare the Outstanding principal amount of all the Notes of such series, class or tranche then Outstanding and all accrued or accreted and unpaid interest (if any) thereon to be due and payable immediately, and upon any such declaration the same will become and will be immediately due and payable, anything in this Indenture or in the Notes of such series, class or tranche contained to the contrary notwithstanding.

     (b) If an Event of Default described in paragraph (c) or (g) (if the Event of Default under paragraph (c) or (g) is with respect to all series, classes or tranches of Notes then Outstanding) of Section 701 occurs and is continuing, then and in each and every such case, unless the principal of all the Notes will have already become due and payable, either the Trustee or the Holders of not less than 25% in aggregate Outstanding Dollar Principal Amount of all the Notes then Outstanding hereunder (treated as one class), by notice in writing to the Issuer (and to the Trustee if given by Holders), may declare the Outstanding Dollar Principal Amount of all the Notes then Outstanding and all accrued or accreted and unpaid interest (if any) thereon to be due and payable immediately, and upon any such declaration the same will become and will be immediately due and payable, anything in this Indenture or in the Notes contained to the contrary notwithstanding.

     (c) If an Event of Default described in paragraph (e) or (f) of Section 701 occurs and is continuing, then the Notes will automatically be and become immediately due and payable by the Issuer, without notice, or demand to any Person and the Issuer will automatically and immediately be obligated to pay off the Notes.

     At any time after such a declaration of acceleration has been made with respect to the Notes of any series, class or tranche and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in Outstanding Dollar Principal Amount of the Outstanding Notes of such series, classes or tranche, by written notice to the Issuer and the Trustee, may rescind and annul such declaration and its consequences if:


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          (a) the Issuer has paid or deposited with the Trustee a sum sufficient to pay

               (i) all overdue installments of interest on the Notes of such series, classes or tranches,

               (ii) the principal of any Notes of such series, classes or tranche which have become due otherwise than by such declaration of acceleration, and interest thereon at the rate or rates prescribed therefor by the terms of the Notes of such series, classes or tranche, to the extent that payment of such interest is lawful,

               (iii) interest upon overdue installments of interest at the rate or rates prescribed therefor by the terms of the Notes of such series, classes or tranches to the extent that payment of such interest is lawful, and

               (iv) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and all other amounts due the Trustee under Section 807;

and

          (b) all Events of Default with respect to such series, classes or tranches of Notes, other than the nonpayment of the principal of the Notes of such series, classes or tranches which have become due solely by such acceleration, have been cured or waived as provided in Section 718.

No such rescission will affect any subsequent default or impair any right consequent thereon.

     SECTION 703. Collection of Indebtedness and Suits for Enforcement by Trustee. The Issuer covenants that if:

          (a) the Issuer defaults in the payment of any installment of interest on any series, class or tranche of Note when such interest becomes due and payable, or

          (b) the Issuer defaults in the payment of the principal of any series, class or tranche of Note at the Legal Maturity Date thereof, or


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


          (c) with respect to any series, class or tranche that benefits from a Derivative Agreement to which the Issuer is a party, the Issuer defaults in any of its obligations under the applicable Derivative Agreement, and any such default continues for any period of grace provided with respect to such series, class or tranche of Notes, the Issuer will, upon demand of the Trustee, pay to it, for the benefit of the Holder of any such Note the whole amount then due and payable on any such Note for principal and interest (subject to Article V and Section 708), with interest, to the extent that payment of such interest will be legally enforceable, upon the overdue principal and upon overdue installments of interest, at such rate or rates as may be prescribed therefor by the terms of any such Note; and, in addition thereto, such further amount as will be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and all other amounts due the Trustee under Section 807.

     If the Issuer fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Issuer or any other obligor upon the Notes of such series, class or tranche and collect the money adjudged or decreed to be payable in the manner provided by law out of the Collateral or any other obligor upon such Notes, wherever situated.

     SECTION 704. Trustee May File Proofs of Claim. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Issuer or any other obligor upon the Notes or the property of the Issuer or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Notes will then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee will have made any demand on the Issuer for the payment of overdue principal or interest) will be entitled and empowered, by intervention in such proceedings or otherwise,

          (i) to file and prove a claim for the whole amount of principal and interest owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary and advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and all other amounts due the Trustee under
     Section 807) and of the Noteholders allowed in such judicial proceeding, and

          (ii) to collect and receive any funds or other property payable or deliverable on any such claims and to distribute the same;

and any receiver, assignee, trustee, liquidator, sequestrator (or other similar official) in any such judicial proceeding is hereby authorized by each Noteholder to make such payment to the Trustee and in the event that the Trustee will consent to the making of such payments directly to the Noteholders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 807.

     Nothing herein contained will be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Noteholder any plan or reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Noteholder in any such proceeding.

     SECTION 705. Trustee May Enforce Claims Without Possession of Notes. All rights of action and claims under this Indenture or the Notes of any series, class or tranche may be prosecuted and enforced by the Trustee without the possession of any of the Notes of such series, class or tranche or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee will be brought in its own name as trustee of an express trust, and any recovery of judgment will, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agent and counsel, be for the ratable benefit of the Holders of the Notes of the series, class or tranche in respect of which such judgment has been recovered.

     SECTION 706. Application of Money Collected. Any money or other property collected by the Trustee with respect to a series, class or tranche of Notes pursuant to this Article will be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or interest, upon presentation of the Notes of such series, class or tranche and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:


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


          (a) first, to the payment of all amounts due the Trustee under
     Section 807.

          (b) second, to the payment of the amounts then due and unpaid upon the Notes of that series, class or tranche for principal and interest, in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind (but subject to the allocation provided in Article V), according to the amounts due and payable on such Notes for principal and interest, respectively.

     SECTION 707. Trustee May Elect to Hold the Collateral Certificate. Following an acceleration of any class of Notes, the Trustee may elect to continue to hold the Collateral Certificate and apply distributions on the Collateral Certificate in accordance with the regular distribution provisions pursuant to Article V of this Indenture, except that principal will be paid on the accelerated class of Notes to the extent funds are received from the Master Trust and allocated to the accelerated class, and payment is permitted by the subordination provisions of the accelerated class.

     SECTION 708. Sale of Credit Card Receivables for Accelerated Class C Notes. (a) In the case of an accelerated tranche of Class C Notes, the Trustee may, and at the direction of the majority of the Holders of such tranche, cause the Master Trust to sell Principal Receivables under the Master Trust and the related Finance Charge Receivables (or interests therein) in an amount equal to 110% of the Nominal Liquidation Amount of the accelerated tranche, but in no case will such amount of Principal Receivables and Finance Charge Receivables exceed the following amount:




   the Nominal Liquidation Amount            Series Adjusted Invested           the amount of Receivables
 of the accelerated tranche of Class     Amount(as defined in the Series      (as defined in the Series [ ]
  C Notes as of the end of the last  x  [ ] Supplement) of the Collateral  x   Supplement) in the Master
   Due Period before acceleration                  Certificate                           Trust
 -----------------------------------
    The Series Adjusted Invested
  amount as defined in the Series [
           ]-00 Supplement


          (b) Such a sale will be permitted only if at least one of the following conditions is met:

               (i) 90% of the Holders of the accelerated tranche of Notes consent; or


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


               (ii) the proceeds of the sale would be sufficient to pay all Outstanding amounts due on the accelerated tranche of Notes; or

               (iii) the Trustee determines that the Finance Charge Collections and Principal Collections allocable to the accelerated tranche of Notes, payments to be received from any applicable Derivative Agreement and amounts on deposit in the applicable sub-Accounts will likely not be sufficient to make payments on the accelerated tranche of Notes when due and 66-2/3% of the Holders of the accelerated tranche of Notes consent to the sale.

     (c) If the net proceeds of the sale of receivables would be less than the remaining available subordinated amount which such accelerated tranche of Notes provides to Outstanding senior classes of Notes of that series, the sale will be delayed and a partial accumulation of Principal Collections in the Principal Funding Account for the senior classes of Notes will occur. The sale of receivables will not occur until the proceeds from the sale will be sufficient to provide the Required Subordinated Amount of senior classes of Notes for the Outstanding Dollar Principal Amount of senior classes of Notes which are not covered by cash on deposit in the Principal Funding Account.

     (d) When the sale of receivables occurs, the proceeds will be retained in the Class C Principal Funding Account to the extent and for so long as they are required to provide the Required Subordinated Amount for the Outstanding senior classes of Notes. Accumulation of Principal Collections in the Principal Funding Account for the senior classes of Notes will begin and will continue as long as necessary to permit funds in the Principal Funding Account to be released to the Holders of such accelerated tranche of Notes.

     SECTION 709. Noteholders Have the Right to Direct the Time, Method and Place of Conducting Any Proceeding for Any Remedy Available to the Trustee. The Holders of a majority in aggregate Outstanding Dollar Principal Amount of any accelerated class of Notes have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee. This right may be exercised only if the direction provided by the Noteholders does not conflict with applicable law or this Indenture or have a substantial likelihood of involving the Trustee in personal liability.


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


     SECTION 710. Limitation on Suits. No Holder of any Note of any series, class or tranche will have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

          (a) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to Notes of such series, class or tranche;

          (b) the Holders of not less than 25% in Outstanding Dollar Principal Amount of the Outstanding Notes of such series, class or tranche will have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

          (c) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

          (d) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

          (e) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in Outstanding Dollar Principal Amount of the Outstanding Notes of such series, class or tranche;

it being understood and intended that no one or more Holders of Notes of such series, class or tranche will have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Notes of such series, class or tranche, or to obtain or to seek to obtain priority or preference over any other such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and proportionate benefit of all the Holders of all Notes of such series, class or tranche.

     SECTION 711. Unconditional Right of Noteholders to Receive Principal and Interest; Limited Recourse. Notwithstanding any other provisions in this Indenture, the Holder of any


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


Note will have the right, which is absolute and unconditional, to receive payment of the principal of and interest on such Note on the respective Legal Maturity Dates expressed in such Note and to institute suit for the enforcement of any such payment, and such right will not be impaired without the consent of such Holder; provided, however, that notwithstanding any other provision of this Indenture to the contrary, the obligation to pay principal of or interest on the Notes or any other amount payable to any Noteholder will be without recourse to the Issuer (except as aforesaid), the Banks, the Trustee or any affiliate, officer, employee or director of any of them, and the obligation to pay principal of or interest on the Notes or any other amount payable to any Noteholder will be subject to Article V and Section 708.

     SECTION 712. Restoration of Rights and Remedies. If the Trustee or any Noteholder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, then and in every such case the Issuer, the Trustee and the Noteholders will, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Noteholders will continue as though no such proceeding had been instituted.

     SECTION 713. Rights and Remedies Cumulative. No right or remedy herein conferred upon or reserved to the Trustee or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy will, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, will not prevent the concurrent assertion or employment of any other appropriate right or remedy.

     SECTION 714. Delay or Omission Not Waiver. No delay or omission of the Trustee or of any Holder of any Note to exercise any right or remedy accruing upon any Event of Default will impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Noteholders, as the case may be.

     SECTION 715. Control by Noteholders. The Holders of a majority in Outstanding Dollar Principal Amount of the Outstanding Notes of any series, class or tranche will have the


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


right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee with respect to the Notes of such series, class or tranche, provided that:

          (a) the Trustee will have the right to decline to follow any such direction if the Trustee, being advised by counsel, determines that the action so directed may not lawfully be taken or would conflict with this Indenture or if the Trustee in good faith will, by a Responsible Officer, determine that the proceedings so directed would involve it in personal liability or be unjustly prejudicial to the Holders not taking part in such direction, and

          (b) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

     SECTION 716. Waiver of Past Defaults. The Holders of not less than a majority in Outstanding Dollar Principal Amount of the Outstanding Notes of any series, class or tranche may on behalf of the Holders of all the Notes of such series, class or tranche waive any past default hereunder with respect to such series, class or tranche and its consequences, except a default not theretofore cured:

          (a) in the payment of the principal of or interest on any Note of such series, class or tranche, or

          (b) in respect of a covenant or provision hereof which under Article X cannot be modified or amended without the consent of the Holder of each Outstanding Note of such series, class or tranche.

     Upon any such waiver, such default will cease to exist, and any Event of Default arising therefrom will be deemed to have been cured, for every purpose of this Indenture; but no such waiver will extend to any subsequent or other default or impair any right consequent thereon.

     SECTION 717. Undertaking for Costs. All parties to this Indenture agree, and each Holder of any Note by his acceptance thereof will be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the


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


filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section will not apply to any suit instituted by the Trustee, to any suit instituted by any Noteholder, or group of Noteholders, holding in the aggregate more than 10% in Outstanding Dollar Principal Amount of the Outstanding Notes of any series, class or tranche to which the suit relates, or to any suit instituted by any Noteholder for the enforcement of the payment of the principal of or interest on any Note on or after the respective Legal Maturity Dates expressed in such Note.

     SECTION 718. Waiver of Stay or Extension Laws. The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.


                                 ARTICLE VIII

                                  The Trustee

     SECTION 801. Certain Duties and Responsibilities. (a) Except during the continuance of an Event of Default with respect to any series, class or tranche of Notes,

          (i) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture with respect to the Notes of such series, classes or tranche, and no implied covenants or obligations will be read into this Indenture against the Trustee; and

          (ii) in the absence of bad faith on its part, the Trustee may, with respect to Notes of such series, classes or tranche, conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished


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


     to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee will be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

     (b) In case an Event of Default with respect to any series, class or tranche of Notes has occurred and is continuing, the Trustee will exercise with respect to the Notes of such series, class or tranche such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a fiduciary would exercise or use under the circumstances in the conduct of such person's own affairs.

     (c) No provision of this Indenture will be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

          (i) this Subsection will not be construed to limit the effect of Subsection (a) of this Section;

          (ii) the Trustee will not be liable for any error of judgment made in good faith by a Responsible Officer, unless it will be proved that the Trustee was negligent in ascertaining the pertinent facts;

          (iii) the Trustee will not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in Outstanding Dollar Principal Amount of the Outstanding Notes of any series, class or tranche relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Notes of such series, class or tranche;

          (iv) no provision of this Indenture will require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it will have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it; and


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


          (v) neither any Trustee nor the Banks, nor any other beneficiary of the Issuer nor any of their respective officers, directors, employers or agents will have any liability with respect to this Indenture, and recourse may be had solely to the collateral pledged to secure the Notes Issued by Citibank Credit Card Issuance Trust.

     (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee will be subject to the provisions of this Section.

     SECTION 802. Notice of Defaults. Within 90 days after the occurrence of any default hereunder with respect to Notes of any series, class or tranche, the Trustee will transmit by mail to all Noteholders of such series, class or tranche, as their names and addresses appear in the Note Register, notice of such default hereunder known to the Trustee, unless such default will have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of or interest on any Note of such series, class or tranche, the Trustee will be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interests of the Noteholders of such series, class or tranche; and provided, further, that in the case of any default of the character specified in Section 701(c) with respect to Notes of such series, class or tranche no such notice to Noteholders of such series, class or tranche will be given until at least 90 days after the occurrence thereof. For the purpose of this Section, the term "default", with respect to Notes of any series, class or tranche, means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Notes of such series, class or tranche.

     SECTION 803. Certain Rights of Trustee. Except as otherwise provided in
Section 801:

     (a) the Trustee may rely and will be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

     (b) any request or direction of the Issuer mentioned herein will be sufficiently evidenced by an Issuer Request or Issuer Order;

     (c) whenever in the administration of this Indenture the Trustee will deem it desirable that a matter be proved or established before taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Issuer's Certificate;

     (d) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel will be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

     (e) the Trustee will be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Noteholders pursuant to this Indenture, unless such Noteholders will have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

     (f) the Trustee will not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee will determine to make such further inquiry or investigation, it will be entitled to examine the books, records and premises of the Issuer, personally or by agent or attorney;

     (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee will not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

     (h) the Trustee will not be responsible for filing any financing statements or continuation statements in connection with the Notes.

     SECTION 804. Not Responsible for Recitals or Issuance of Notes. The recitals contained herein and in the Notes, except the certificates of authentication, will be taken as the statements of the Issuer, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Notes. The Trustee will not be accountable for the use or application by the Issuer of Notes or the proceeds thereof.

     SECTION 805. May Hold Notes. The Trustee, any Paying Agent, the Note Registrar or any other agent of the Issuer, in its individual or any other capacity, may become the owner or pledgee of Notes and, subject to Sections 808 and 813, may otherwise deal with the Issuer with the same rights it would have if it were not Trustee, Paying Agent, Note Registrar or such other agent.

     SECTION 806. Money Held in Trust. Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee will be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Issuer.

     SECTION 807. Compensation and Reimbursement, Limit on Compensation, Reimbursement and Indemnity. (a) The Issuer agrees, with funds available pursuant to Section 501(a),

          (i) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation will not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

          (ii) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

          (iii) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

As security for the performance of the obligations of the Issuer under this Section the Issuers and the Noteholders agree that the Trustee will have a lien prior to the Notes upon all property and funds held or collected by the Trustee as such pursuant to Section 501 or 502, except funds held in the Principal Funding Account, the Interest Funding Account or the Class C Reserve Account.

     (b) The aggregate amount that the Issuer will be liable for with respect to any of the amounts payable to or for the benefit of the Trustee pursuant to this Section or Section 717 or otherwise will in no event be greater than $____________ per month. The Trustee will have no recourse to any asset of the Issuer other than funds available pursuant to Section 501(a) or to any Person other than the Issuer.

     (c) This Section will survive the termination of this Indenture and the resignation or replacement of the Trustee under Section 810.

     SECTION 808. Disqualification; Conflicting Interests. If the Trustee has or will acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee will, if so required by the Trust Indenture Act, either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture. Nothing herein will prevent the Trustee from filing with the Commission the application referred to in the second to last paragraph of
Section 310(b) of the Trust Indenture Act.

     SECTION 809. Corporate Trustee Required; Eligibility. There will at all times be a Trustee hereunder with respect to each series, class or tranche of Notes, which will be a corporation organized and doing business under the laws of the United States of America or of any State, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, and subject to supervision or examination by Federal or State authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation will be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. The Issuer may not, nor may any Person directly or indirectly controlling, controlled by, or under common control with the Issuer, serve as Trustee. If at any time the Trustee with respect to any series, class or tranche of Notes will cease to be eligible in accordance with the provisions of this Section, it will resign immediately in the manner and with the effect hereinafter specified in this Article.


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


     SECTION 810. Resignation and Removal; Appointment of Successor. (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article will become effective until the acceptance of appointment by the successor Trustee under Section 811.

     (b) The Trustee may resign with respect to any series, class or tranche of Notes at any time by giving written notice thereof to the Issuer. If an instrument of acceptance by a successor Trustee will not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

     (c) The Trustee may be removed with respect to any series, class or tranche of Notes at any time by Act of the Holders of a majority in Outstanding Dollar Principal Amount of the Outstanding Notes of that series, class or tranche, delivered to the Trustee and to the Issuer.

     (d) If at any time:

          (i) the Trustee will fail to comply with Section 310(b) of the Trust Indenture Act with respect to any series, class or tranche of Notes after written request therefor by the Issuer or by any Noteholder who has been a bona fide Holder of a Note of that series, class or tranche for at least 6 months, or

          (ii) the Trustee will cease to be eligible under Section 809 with respect to any series, class or tranche of Notes and will fail to resign after written request therefor by the Issuer or by any such Noteholder, or

          (iii) the Trustee will become incapable of acting with respect to any series, class or tranche of Notes, or

          (iv) the Trustee will be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property will be appointed or any public officer will take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (A) the Issuer may remove the Trustee, with respect to the series, class or


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


tranche, or in the case of clause (iv), with respect to all series, classes or tranche, or (B) subject to Section 717, any Noteholder who has been a bona fide Holder of a Note of such series, class or tranche for at least 6 months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee with respect to the series, class or tranche, or, in the case of clause (iv), with respect to all series, classes or tranche.

     (e) If the Trustee will resign, be removed or become incapable of acting with respect to any series, class or tranche of Notes, or if a vacancy will occur in the office of the Trustee with respect to any series, class or tranche of Notes for any cause, the Issuer will promptly appoint a successor Trustee for that series, class or tranche of Notes. If, within one year after such resignation, removal or incapacity, or the occurrence of such vacancy, a successor Trustee with respect to such series, class or tranche of Notes will be appointed by Act of the Holders of a majority in Outstanding Dollar Principal Amount of the Outstanding Notes of such series, class or tranche delivered to the Issuer and the retiring Trustee, the successor Trustee so appointed will, forthwith upon its acceptance of such appointment, become the successor Trustee with respect to such series, class or tranche and supersede the successor Trustee appointed by the Issuer with respect to such series, class or tranche. If no successor Trustee with respect to such series, class or tranche will have been so appointed by the Issuer or the Noteholders of such series, class or tranche and accepted appointment in the manner hereinafter provided, any Noteholder who has been a bona fide Holder of a Note of that series, class or tranche for at least 6 months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to such series, class or tranche.

     (f) The Issuer will give notice of each resignation and each removal of the Trustee with respect to any series, class or tranche and each appointment of a successor Trustee with respect to any series, class or tranche by mailing written notice of such event by first-class mail, postage prepaid, to the Holders of Notes of that series, class or tranche as their names and addresses appear in the Note Register. Each notice will include the name of the successor Trustee and the address of its principal Corporate Trust Office.

      SECTION 811. Acceptance of Appointment by Successor. Every successor Trustee appointed hereunder will execute, acknowledge and deliver to the Issuer and to the predecessor Trustee an instrument accepting such appointment, and thereupon the resignation or removal of


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the predecessor Trustee will become effective with respect to any series, class or tranche as to which it is resigning or being removed as Trustee, and such successor Trustee, without any further act, deed or conveyance, will become vested with all the rights, powers, trusts and duties of the predecessor Trustee with respect to any such series, class or tranche; but, on request of the Issuer or the successor Trustee, such predecessor Trustee will, upon payment of its reasonable charges, if any, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the predecessor Trustee, and will duly assign, transfer and deliver to such successor Trustee all property and money held by such predecessor Trustee hereunder with respect to all or any such series, class or tranche, subject nevertheless to its lien, if any, provided for in Section 807. Upon request of any such successor Trustee, the Issuer will execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

     In case of the appointment hereunder of a successor Trustee with respect to the Notes of one or more (but not all) series, classes or tranche, the Issuer, the predecessor Trustee and each successor Trustee with respect to the Notes of any applicable series, class or tranche will execute and deliver a supplemental indenture which will contain such provisions as will be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the predecessor Trustee with respect to the Notes of any series, class or tranche as to which the predecessor Trustee is not being succeeded will continue to be vested in the predecessor Trustee, and will add to or change any of the provisions of this Indenture as will be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture will constitute such Trustees co-trustees of the same trust and that each such Trustee will be Trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee.

     No successor Trustee with respect to any series, class or tranche of Notes will accept its appointment unless at the time of such acceptance such successor Trustee will be qualified and eligible with respect to that series, class or tranche under this Article.

     SECTION 812. Merger, Conversion, Consolidation or Succession to Business. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee will be a party, or any corporation succeeding to all or substantially all of the


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


corporate trust business of the Trustee, will be the successor of the Trustee hereunder, provided such corporation will be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Notes will have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Notes so authenticated with the same effect as if such successor Trustee had itself authenticated such Notes.

     SECTION 813. Preferential Collection of Claims Against Issuer. If and when the Trustee will be or become a creditor of the Issuer (or any other obligor upon the Notes), the Trustee will be subject to the provisions of
Section 311 of the Trust Indenture Act. A Trustee who has resigned or been removed will be subject to Section 311(a) of the Trust Indenture Act to the extent provided therein.

     SECTION 814. Appointment of Authenticating Agent. At any time when any of the Notes remain Outstanding the Trustee, with the approval of the Issuer, may appoint an Authenticating Agent or Agents with respect to one or more series, classes or tranche of Notes which will be authorized to act on behalf of the Trustee to authenticate Notes of such series, classes or tranche issued upon exchange, registration of transfer or partial redemption thereof or pursuant to Section 306, and Notes so authenticated will be entitled to the benefits of this Indenture and will be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Notes by the Trustee or the Trustee's certificate of authentication, such reference will be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent will be acceptable to the Issuer and will at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as an Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and, if other than the Issuer itself, subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent will be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent will cease to be eligible in accordance with the provisions


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


of this Section, such Authenticating Agent will resign immediately in the manner and with the effect specified in this Section.

     Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent will be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, will continue to be an Authenticating Agent, provided such corporation will be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

     An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and, if other than the Issuer, to the Issuer. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and, if other than the Issuer, to the Issuer. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent will cease to be eligible in accordance with the provisions of this Section, the Trustee, with the approval of the Issuer, may appoint a successor Authenticating Agent which will be acceptable to the Issuer and will mail written notice of such appointment by first-class mail, postage prepaid, to all Holders of Notes of the series, classes or tranche with respect to which such Authenticating Agent will serve, as their names and addresses appear in the Note Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder will become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent will be appointed unless eligible under the provisions of this Section.

     The Trustee agrees to pay to each Authenticating Agent (other than an Authenticating Agent appointed at the request of the Issuer from time to time) reasonable compensation for its services under this Section, and the Trustee will be entitled to be reimbursed for such payments, subject to the provisions of Section 807.

     If an appointment with respect to one or more series, classes or tranche is made pursuant to this Section, the Notes of such series, classes or tranche may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternate certificate of authentication in the following form:

               This is one of the Notes of the series, classes or tranche designated therein referred to in the within-mentioned Indenture.

                                        NAME OF INDENTURE TRUSTEE, as
                                        Trustee


                                        By:_________________________
                                        As Authenticating Agent


                                        By:_________________________
                                            Authorized Signatory




                                  ARTICLE IX

               Noteholders' Meetings, Lists, Reports by Trustee,
                        Issuer and Managing Beneficiary

     SECTION 901. Issuer To Furnish Trustee Names and Addresses of Noteholders. The Issuer will furnish or cause to be furnished to the Trustee

          (a) semi-annually, not more than 15 days after each Record Date, in each year in such form as the Trustee may reasonably require, a list of the names and addresses of the Holders of Notes of such series, classes or tranche as of such date, and

          (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Issuer of any such request, a list of similar form and content as of a date not more than 15 days before the time such list is furnished, excluding from any such list names and addresses received by the Trustee in its capacity as Note Registrar.

     SECTION 902. Preservation of Information; Communications to Noteholders.
(a)


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


The Trustee will preserve, in as current a form as is reasonably practicable, the names and addresses of Holders of Notes contained in the most recent list furnished to the Trustee as provided in Section 901 and the names and addresses of Holders of Notes received by the Trustee in its capacity as Note Registrar. The Trustee may destroy any list furnished to it as provided in
Section 901 upon receipt of a new list so furnished.

     (b) If 3 or more Holders of Notes of any series, class or tranche (hereinafter referred to as "applicants") apply in writing to the Trustee, and furnish to the Trustee reasonable proof that each such applicant has owned a Note of such series, class or tranche for a period of at least 6 months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders of Notes of such series, class or tranche or with the Holders of all Notes with respect to their rights under this Indenture or under such Notes and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee will, within 5 Business Days after the receipt of such application, at its election, either

               (i) afford such applicants access to the information preserved at the time by the Trustee in accordance with Section 902(a), or

               (ii) inform such applicants as to the approximate number of Holders of Notes of such series, classes or tranche or all Notes, as the case may be, whose names and addresses appear in the information preserved at the time by the Trustee in accordance with Section 902(a), and as to the approximate cost of mailing to such Noteholders the form of proxy or other communication, if any, specified in such application.

     If the Trustee will elect not to afford such applicants access to such information, the Trustee will, upon the written request of such applicants, mail to each Holder of a Note of such series, classes or tranche or to all Noteholders, as the case may be, whose names and addresses appear in the information preserved at the time by the Trustee in accordance with Section 902(a), a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless, within 5 days after such tender, the Trustee will mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interests of the Holders of


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


Notes of such series, classes or tranche or all Noteholders, as the case may be, or would be in violation of applicable law. Such written statement will specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, will enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission will find, after notice and opportunity for hearing, that all the objections so sustained have been met and will enter an order so declaring, the Trustee will mail copies of such material to all Noteholders of such series, classes or tranche or all Noteholders, as the case may be, with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee will be relieved of any obligation or duty to such applicants respecting their application.

     (c) Every Holder of Notes, by receiving and holding the same, agrees with the Issuer and the Trustee that neither the Issuer nor the Trustee will be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders of Notes in accordance with Section 902(b), regardless of the source from which such information was derived, and that the Trustee will not be held accountable by reason of mailing any material pursuant to a request made under Section 902(b).

     SECTION 903. Reports by Trustee. (a) The term "reporting date" as used in this Section means [__________]. Within 60 days after the reporting date in each year, beginning in [2000], the Trustee will transmit to Noteholders, in the manner and to the extent provided in Section 313(c) of the Trust Indenture Act, a brief report dated as of such reporting date if required by Section 313(a) of the Trust Indenture Act.

     (b) In addition to any reporting requirements of the Issuer under the TIA, the Trustee will mail each year to all registered Noteholders, with a copy to the Rating Agencies a report concerning:

          (i) its eligibility and qualifications to continue as trustee under this Indenture;

          (ii) any amounts advanced by the Trustee under this Indenture;

          (iii) the amount, interest rate and maturity date or indebtedness owing by the Issuer to the Trustee in the Trustee's individual capacity;

          (iv) the property and funds physically held by the Trustee as Trustee;


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


          (v) any release or release and substitution of collateral subject to the lien of this Indenture which has not previously been reported; and

          (vi) any action taken by the Trustee that materially affects the Notes and that has not previously been reported.

     (c) The Trustee will comply with Sections 313(b) [and 313(c)] of the Trust Indenture Act.

     (d) A copy of each such report will, at the time of such transmission to Noteholders, be filed by the Trustee with each stock exchange upon which the Notes are listed, and also with the Commission. The Issuer will notify the Trustee when the Notes are admitted to trading on any national securities exchange.

     SECTION 904. Meetings of Noteholders; Amendments and Waivers. (a) The Trustee may call a meeting of the Noteholders of a series, class or tranche at any time. The Trustee will call a meeting upon request of the Issuer or the Holders of at least 10% in aggregate Outstanding Dollar Principal Amount of the Outstanding Notes of such series, class or tranche. In any case, a meeting will be called after notice is given to the Noteholders pursuant to Section 106.

     (b) Except for any consent that must be given by the Holders of each Outstanding Note affected or any action to be taken by the Issuer as holder of the Collateral Certificate, any resolution presented at any meeting at which a quorum is present may be adopted by the affirmative vote of the Holders of a majority in aggregate Outstanding Dollar Principal Amount of the Outstanding Notes of that series, class or tranche, as the case may be. For any vote, request, demand, authorization, direction, notice, consent, waiver or other action provided by the Series [ ]-00 Supplement to be given or taken by holder of the Collateral Certificate, any resolution presented at any meeting at which a majority of the Holders of a majority in aggregate Outstanding Dollar Principal Amount of all Outstanding Notes is present may be adopted by the affirmative vote of the Holders of a majority in aggregate Outstanding Dollar Principal Amount of all Outstanding Notes. However, any resolution with respect to any consent, waiver, request, demand, notice, authorization, direction or other action which may be given by the Holders of not less than a specified


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


percentage in aggregate Outstanding Dollar Principal Amount of Outstanding Notes of a series, class or tranche or all Notes may be adopted at any meeting which a quorum is present only by the affirmative vote of the Holders of not less than the specified percentage in aggregate Outstanding Dollar Principal Amount of the Outstanding Notes of that series, class or tranche or all Notes, as the case may be. Any resolution passed or decision taken at any meeting of Noteholders duly held in accordance with this Indenture will be binding on all Noteholders of the affected series, class or tranche.

     (c) The quorum at any meeting will be persons holding or representing a majority in aggregate Outstanding Dollar Principal Amount of the Outstanding Notes of a series, class or tranche or all Notes, as the case may be; provided, however, that if any action is to be taken at that meeting concerning a consent, waiver, request, demand, notice, authorization, direction or other action that may be given by the Holders of not less than a specified percentage in aggregate Outstanding Dollar Principal Amount of the Outstanding Notes of a series, class or tranche or all Notes, as applicable, the persons holding or representing such specified percentage in aggregate Outstanding Dollar Principal Amount of the Outstanding Notes of such series, class or tranche or all Notes will constitute a quorum.

     (d) The Issuer may make reasonable rules for other matters relating to action by or a meeting of Noteholders not otherwise covered by this Section.

     SECTION 905. Reports by Issuer. The Issuer will

          (a) file with the Trustee, within 15 days after the Issuer is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Issuer may be required to file with the Commission pursuant to SECTION 13 or Section 15(d) of the Securities Exchange Act; or, if the Issuer is not required to file information, documents or reports pursuant to either of said Sections, then it will file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Securities Exchange Act in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

          (b) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Issuer with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

          (c) transmit by mail to all Noteholders, as their names and addresses appear in the Note Register, within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Issuer pursuant to paragraphs (1) and (2) of this Section as may be required by rules and regulations prescribed from time to time by the Commission.

     SECTION 906. Accounting and Directions by the Trustee. On the [ ] day of each month, the Issuer will cause to be rendered to each Rating Agency a statement, dated as of such date, including the information set forth below:

          (a) Principal and Interest Payable to Noteholders. The amount of principal of and interest on each tranche of Notes which has a Payment Date before the last day of the next following Due Period.

          (b) Amount in the Accounts. The aggregate amount on deposit in each of the Accounts and sub-Accounts.

          (c) Funds Required; Funds on Deposit. The amount, if any, of any shortfalls or surplus of funds on deposit in each sub-Account to make payments of amounts due and payable on the next applicable Payment Date.

     SECTION 907. Reports by Trustee. The Trustee will report to the Issuer with respect to the amount on deposit in the Accounts, and the identity of the investments included therein, as the Issuer may from time to time reasonably request which, absent the occurrence of an Event of Default hereunder, will not occur more often than monthly.

     SECTION 908. Issuer's Report. Each month, on [ day] the Issuer will deliver to the Trustee (with a copy to each Rating Agency) an Issuer's Report.

     SECTION 909. Payment Request to Master Trust. From time to time, the Issuer will deliver a Payment Request to the Master Trust as necessary to request the payments required or targeted to be made hereunder.

     SECTION 910. Monthly Computation Statement. (a) Promptly after the receipt by the Issuer of the Monthly Servicer Report under the Series [ ]-00 Supplement, the Issuer, in collaboration with the Servicer of the Master Trust, complete a Monthly Computation Statement and deliver a copy thereof to the Trustee.

     (b) From time to time, the Issuer will notify the Servicer under the Series [ ]-00 Supplement of the amount required to be delivered by the Issuer under Section 501 of the Series [ ]-00 Supplement to calculate the Series [ ]-00 Invested Amount and the Series Adjusted Invested Amount for Series [ ]-00.


                                   ARTICLE X

            Supplemental Indentures; Amendments to the Pooling and Servicing Agreement and Amendments to the Trust Agreement

     SECTION 1001. Supplemental Indentures Without Consent of Noteholders. Without the consent of the Holders of any Notes, the Issuer, when authorized by an Issuer's Certificate, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

          (a) to evidence the succession of another Entity to the Issuer, and the assumption by any such successor of the covenants of the Issuer herein and in the Notes contained; or

          (b) to add to the covenants of the Issuer, or to surrender any right or power herein conferred upon the Issuer, for the benefit of the Holders of the Notes of any or all series, classes or tranche (and if such covenants or the surrender of such right or power are to be for the benefit of less than all series, classes or tranche of Notes, stating that such covenants are expressly being included or such surrenders are expressly being made solely for the benefit of one or more specified series, classes or tranche); or

          (c) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions


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


     with respect to matters or questions arising under this Indenture; or

          (d) to add to this Indenture such provisions as may be expressly permitted by the TIA, excluding, however, the provisions referred to in
     Section 316(a)(2) of the TIA as in effect at the date as of which this Indenture was executed or any corresponding provision in any similar federal statute hereafter enacted; or

          (e) to establish any form of Note, as provided in Article II, and to provide for the issuance of any series, class or tranche of Notes as provided in Article III and to set forth the terms thereof, and/or to add to the rights of the Holders of the Notes of any series, class or tranche; or

          (f) to evidence and provide for the acceptance of appointment by another corporation as a successor Trustee hereunder with respect to one or more series, class or tranche of Notes and to add to or change any of the provisions of this Indenture as will be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to Section 811; or

          (g) to add any additional Early Redemption Events or Events of Default in respect of the Notes of any or all series, classes or tranche (and if such additional Events of Default are to be in respect of less than all series, classes or tranche of Notes, stating that such Events of Default are expressly being included solely for the benefit of one or more specified series, classes or tranche); or

          (h) to provide for the issuance of Notes in bearer as well as fully registered form; or

          (i) to provide for the consolidation of the Master Trust and the Issuer into a single Entity after the termination of all series of Investor Certificates (other than the Collateral Certificate); or

          (j) to make any other amendment that would not have an Adverse
     Effect.

         No supplemental indenture for the purposes identified in clauses (b),
(c), (e) or (g) may be entered into if to do so would materially adversely affect the interest of the Holders of Notes


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of any series, class or tranche. No supplemental indenture under this Section may be entered into except upon delivery of a Master Trust Tax Opinion and an Issuer Tax Opinion and notice thereof to the Rating Agencies.

     SECTION 1002. Supplemental Indentures with Consent of Noteholders. With written notification from each applicable Rating Agency that there will be no Ratings Effect and the consent of the Holders of not less than a majority in Outstanding Dollar Principal Amount of the Outstanding Notes of each series, class or tranche affected by such supplemental indenture or indentures, by Act of said Holders delivered to the Issuer and the Trustee, the Issuer, when authorized by an Issuer's Certificate, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of the Notes of each such series, class or tranche under this Indenture; provided, however, that no such supplemental indenture will, without the consent of the Holder of each Outstanding Note affected thereby,

          (a) change the scheduled payment date of any installment of interest on, or the Expected Principal Payment Date or Legal Maturity Date of, any Note;

          (b) reduce the Stated Principal Amount of, or the interest rate on, any Note; or change the method of computing the Outstanding Dollar Principal Amount, the Adjusted Outstanding Dollar Principal Amount, or the Nominal Liquidation Amount in a manner that is adverse to the Holder of any Note;

          (c) reduce the amount of a Discount Note payable upon the occurrence of an Early Redemption Event or upon the acceleration of its Legal Maturity Date];

          (d) impair the right to institute suit for the enforcement of any such payment on or after the Legal Maturity Date thereof;

          (e) reduce the percentage in Outstanding Dollar Principal Amount of the Outstanding Notes of any series, class or tranche, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences, provided for in this Indenture;


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          (f) modify any of the provisions of this Section or Section 718, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Note affected thereby;

          (g) change any Place of Payment where any principal of, or interest on, any Note is payable, unless otherwise provided in the applicable terms document;

          (h) change the method of computing the amount of principal of, or interest on, any Note on any date; or

          (i) make any other amendment not permitted by Section 1001.

     A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series, class or tranche of Notes, or which modifies the rights of the Holders of Notes of such series, class or tranche with respect to such covenant or other provision, will be deemed not to affect the rights under this Indenture of the Holders of Notes of any other series, class or tranche. No supplemental indenture under this Section may be entered into except upon delivery of a Master Trust Tax Opinion and an Issuer Tax Opinion and with written notification from each applicable Rating Agency that there will be no Ratings Effect.

     It will not be necessary for any Act of Noteholders under this Section to approve the particular form of any proposed supplemental indenture, but it will be sufficient if such Act will approve the substance thereof.

     SECTION 1003. Execution of Supplemental Indentures. In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee will be entitled to receive, and (subject to Section 801) will be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture and that all conditions precedent thereto have been satisfied. The Trustee may, but will not (except to the extent required in the case of a supplemental indenture entered into under Section 1001(d) or 1001(f)) be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this


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Indenture or otherwise.

     SECTION 1004. Effect of Supplemental Indentures. Upon the execution of any supplemental indenture under this Article, this Indenture will be modified in accordance therewith, and such supplemental indenture will form a part of this Indenture for all purposes; and every Holder of Notes theretofore or thereafter authenticated and delivered hereunder will be bound thereby to the extent provided therein.

     SECTION 1005. Conformity with Trust Indenture Act. Every supplemental indenture executed pursuant to this Article will conform to the requirements of the TIA as then in effect.

     SECTION 1006. Reference in Notes to Supplemental Indentures. Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and will if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Issuer will so determine, new Notes so modified as to conform, in the opinion of the Trustee and the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Trustee in exchange for Outstanding Notes.

     SECTION 1007. Amendments to the Pooling and Servicing Agreement Without Consent. By their acceptance of a Note, the Noteholders acknowledge that the Banks and the Master Trust Trustee may amend the Pooling and Servicing Agreement and any supplement thereto without the consent of the Holders of any Investor Certificates (including the Issuer) or any Noteholder, so long as such amendment or supplement would not materially adversely affect the interest of the Holders of any Investor Certificates or Notes of any series, class or tranche.

     SECTION 1008. Amendments to the Pooling and Servicing Agreement With Consent. (a) With written notification from each applicable Rating Agency that there will be no Ratings Effect and the consent of the Holders of not less than 662/3% in Outstanding Dollar Principal Amount of the Outstanding series of Notes affected by such amendment or supplement, by act of said Holders delivered to the Master Trust Trustee, the Banks or the Master Trust Trustee may amend or supplement the Pooling and Servicing Agreement for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the Holders of the Investor Certificates under the Pooling and Servicing Agreement; provided, however, that no such


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amendment or supplement will,

               (i) reduce the amount of, or delay the timing of, any distribution to be made to Investor Certificateholders or the amount available under any series enhancement without the consent of each affected Investor Certificateholder;

               (ii) change the definition or the manner of calculating the interest of any Investor Certificate without the consent of each affected Investor Certificateholder;

               (iii) reduce the percentage of Investor Certificateholders required to consent to any amendment without the consent of each Investor Certificateholder; or

               (iv) cause a Ratings Effect with reject to any series or class of Investor Certificates without the consent of Investor Certificateholders holding not less than 662/3% of the aggregate Outstanding Dollar principal Amount of that series or class.

          (b) For purposes of any vote or consent under the Pooling and Servicing Agreement

               (i) that requires the consent or vote of each Investor Certificateholder, each Noteholder will be treated as an Investor Certificateholder under the Pooling and Servicing Agreement;

               (ii) that requires the consent or vote of any series of Investor Certificates, each series of Notes will be treated as a series of Investor Certificates under the Pooling and Servicing Agreement; and

               (iii) that requires the consent or vote of any class of Investor Certificates, each class of Notes of a single issuance series and each subclass of Notes of a multiple issuance series will be treated as a class of Investor Certificates under the Pooling and Servicing Agreement.

     SECTION 1009. Amendments to the Trust Agreement Without Consent. Without the consent of the Holders of any Investor Certificates, the Issuer or any Noteholder the Banks or the Master Trust Trustee may amend the Trust Agreement so long as such amendment will not materially adversely affect the interests of the Investor Certificateholders or Noteholders and the


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Rating Agencies confirm that the amendment will not cause a Ratings Effect.

     SECTION 1010. Amendments to the Trust Agreement With Consent. With written notification from each applicable Rating Agency that there will be no Ratings Effect and the consent of the Holders of not less than 662/3% in Outstanding Dollar Principal Amount of the Outstanding Investor Certificates affected by such amendment, by act of said Holders delivered to the Master Trust Trustee, the Banks or the Master Trust Trustee may amend the Trust Agreement for the purpose of adding, changing or eliminating any provisions of the Trust Agreement or of modifying the rights of those Investor Certificateholders.

     SECTION 1011. Tax Opinions. No amendment or supplement made pursuant to this Article may be entered into except upon delivery of a Master Trust Tax Opinion and an Issuer Tax Opinion and notice thereof to the Rating Agencies.

     SECTION 1012. Notice. If the Issuer, as holder of the Collateral Certificate for the benefit of the Noteholders, receives a request for a consent to any amendment, modification, waiver or supplement under this Indenture, Pooling and Servicing Agreement, Trust Agreement or other document contemplated herein, the Issuer shall forthwith send a notice of such proposed amendment, modification, waiver or supplement, to each Noteholder as of such date that is entitled to vote on a consent to such matter. The Issuer shall request from such Noteholders directions as to (i) whether or not the Issuer should take or refrain from taking any action which the holder of the Collateral Certificate has the option to direct, (ii) whether or not to give or execute any waivers, consents, amendments, modifications or supplements as a holder of such Collateral Certificate and (iii) how to vote the Collateral Certificate or the Noteholders of a series or tranche if a vote has been called for with respect thereto. Provided such a request for Noteholder direction shall have been made, in directing any action or casting any vote or giving any consent as the holder of the Collateral Certificate, the Issuer Trustee shall vote or consent with respect to such Collateral Certificate the applicable series or tranche, as the case may be in the same proportion as the Notes were actually voted by Holders thereof as notified by such Noteholder to the Issuer Trustee at least to two Business Days before the Issuer Trustee takes such action or casts such vote or gives such consent.


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                                  ARTICLE XI

              Representations, Warranties and Covenants of Issuer

     SECTION 1101. Payment of Principal and Interest. With respect to each series, class or tranche of Notes, the Issuer will duly and punctually pay the principal of and interest on such Notes in accordance with their terms and this Indenture, and will duly comply with all the other terms, agreements and conditions contained in, or made in the Indenture for the benefit of, the Notes of such series, class or tranche.

     SECTION 1102. Maintenance of Office or Agency. The Issuer will maintain an office, agency or Paying Agent in each Place of Payment where Notes may be presented or surrendered for payment, where Notes may be surrendered for transfer or exchange and where notices and demands to or upon the Issuer in respect of the Notes and this Indenture may be served. The Issuer will give prompt written notice to the Trustee of the location, and of any change in the location, of such office or agency. If at any time the Issuer will fail to maintain such office or agency or will fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the principal Corporate Trust Office of the Trustee, and the Issuer hereby appoints the Trustee its agent to receive all such presentations, surrenders, notices and demands.

     SECTION 1103. Money for Note Payments to be Held in Trust. If the Issuer will at any time act as its own Paying Agent for any series, class or tranche of Notes, it will, on or before each due date of the principal of or interest on, any of the Notes of such series, class or tranche, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal or interest so becoming due until such sums will be paid to such Persons or otherwise disposed of as herein provided, and will promptly notify the Trustee of its action or failure to act.

     Whenever the Issuer will have one or more Paying Agents for any series, class or tranche of Notes, it will, on or before each due date of the principal of or interest on, any Notes of such series, class or tranche, deposit with a Paying Agent a sum sufficient to pay the principal or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal or interest, and (unless such Paying Agent is the Trustee) the Issuer will promptly notify the Trustee of its action or failure so to act.


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     The Issuer will cause each Paying Agent other than the Trustee for any series, class or tranche of Notes to execute and deliver to the Trustee an instrument in which such Paying Agent will agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will

          (a) hold all sums held by it for the payment of principal of or interest on Notes of such series, class or tranche in trust for the benefit of the Persons entitled thereto until such sums will be paid to such Persons or otherwise disposed of as herein provided;

          (b) give the Trustee notice of any default by the Issuer (or any other obligor upon the Notes of such series, class or tranche) in the making of any such payment of principal or interest on the Notes of such series, class or tranche; and

          (c) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

          (d) immediately resign as a Paying Agent and forthwith pay to the Trustee all sums held by it in trust for the payment of Notes if at any time it ceases to meet the standards required to be met by a Paying Agent at the time of its appointment; and

          (e) comply with all requirements of the Internal Revenue Code with respect to the withholding from any payments made by it on any Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.

     The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture with respect to any series, class or tranche of Notes or for any other purpose, pay, or by Issuer Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Issuer or such Paying Agent in respect of each and every series, class or tranche of Notes as to which it seeks to discharge this Indenture or, if for any other purpose, all sums so held in trust by the Issuer in respect of all Notes, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Issuer or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent will be released from all further liability with respect to such money.


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     Any money deposited with the Trustee or any Paying Agent, or then held by the Issuer, in trust for the payment of the principal of or interest on any Note of any series, class or tranche and remaining unclaimed for two years after such principal or interest has become due and payable will be paid to the Issuer on Issuer Request, or (if then held by the Issuer) will be discharged from such trust; and the Holder of such Note will thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Issuer as trustee thereof, will thereupon cease. The Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Issuer mail to the Holders of the Notes as to which the money to be repaid was held in trust, as their names and addresses appear in the Note Register, a notice that such funds remain unclaimed and that, after a date specified in the notice, which will not be less than 30 days from the date on which the notice was first mailed to the Holders of the Notes as to which the money to be repaid was held in trust, any unclaimed balance of such funds then remaining will be paid to the Issuer free of the trust formerly impressed upon it.

     The Issuer initially authorizes Citibank, N.A., to act as Paying Agent for the Notes on its behalf. The Issuer may at any time and from time to time authorize one or more Persons to act as Paying Agent in addition to or in place of the Trustee with respect to any series, class or tranche of Notes issued under this Indenture.

     SECTION 1104. Statement as to Compliance. The Issuer will deliver to the Trustee, within 120 days after the end of each fiscal year, a written statement signed by the Issuer, stating that

          (a) a review of the activities of the Issuer during such year and of the Issuer's performance under this Indenture and under the terms of the Notes has been made under his supervision; and

          (b) to the best of his knowledge, based on such review, the Issuer has complied with all conditions and covenants under this Indenture through such year, or, if there has been a default in the fulfillment of any such obligation (without regard to any period of grace or requirement of notice), specifying each such default known to him and the nature and status thereof.


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     SECTION 1105. Legal Existence. The Issuer will do or cause to be done all things necessary to preserve and keep in full force and effect its legal existence.

     SECTION 1106. Further Instruments and Acts. Upon request of the Trustee, the Issuer will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.

     SECTION 1107. Compliance with Laws. The Issuer will comply with the requirements of all applicable laws, the noncompliance with which would, individually or in the aggregate, materially and adversely affect the ability of the Issuer to perform its obligations under the Notes or this Indenture.

     SECTION 1108. Notice of Events of Default. The Issuer agrees to give the Trustee and the Rating Agencies prompt written notice of each Event of Default hereunder and each default on the part of the Master Trust or the Banks of their respective obligations under the Pooling and Servicing Agreement (as amended and supplemented from time to time), the Collateral and any Derivative Counterparty.

     SECTION 1109. Certain Negative Covenants. The Issuer will not:

          (a) claim any credit on, or make any deduction from the principal or interest payable in respect of, the Notes (other than amounts withheld in good faith from such payments under the Internal Revenue Code or other applicable tax law);

          (b) permit the validity or effectiveness of this Indenture to be impaired, or permit the lien in favor of the Trustee created by this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations with respect to the Notes under this Indenture except as may be expressly permitted hereby;

          (c) permit any lien, charge, excise, claim, security interest, mortgage or other encumbrance (other than the lien in favor of the Trustee created by this Indenture) to be created on or extend to or otherwise arise upon or burden the Collateral or any part thereof or any interest therein or the proceeds thereof; or


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          (d) permit the lien in favor of the Trustee created by this
     Indenture not to constitute a valid first priority security interest in the Collateral; or

          (e) voluntarily dissolve or liquidate.

     SECTION 1110. No Other Business. The Issuer will not engage in any business other than financing, purchasing, owning, selling and managing the Collateral in the manner contemplated by this Indenture and the activities incidental thereto.

     SECTION 1111. No Borrowing. The Issuer will not issue, incur, assume, guarantee or otherwise become liable, directly or indirectly, for any indebtedness except for the Notes.


                                  ARTICLE XII

                           Early Redemption of Notes

     SECTION 1201. Applicability of Article. Pursuant to the terms of this Article, the Issuer will redeem and pay, provided that funds are available, each affected series, class or tranche of Notes upon the occurrence of any Early Redemption Event. The following are "Early Redemption Events":

          (a) the occurrence of the Expected Principal Payment Date of any Note;

          (b) the occurrence of any Amortization Event as defined in the Pooling and Servicing Agreement;

          (c) mandatory prepayment of the entire Collateral Certificate resulting from a breach of a representation or warranty by the Banks under the Pooling and Servicing Agreement;

          (d) at any time a Payment Request with respect to a requested payment of Available Investor Principal Collections (as defined in the Series [ ]-00 Supplement) has been issued with respect to such series, class or tranche, the Portfolio Yield (as defined in the Pooling and Servicing Agreement) for any Due Period will be less than the


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     Weighted Average Interest Rates for all tranches of Notes as of the last day of such Due Period;

          (e) the amount of Surplus Finance Charge Collections averaged over any three consecutive Due Periods will be less than the Required Surplus Finance Charge Amount for the last of such three consecutive Due Periods;

          (f) the aggregate Outstanding Dollar Principal Amount of the Notes of the affected series is reduced to [ ]% or less of its Initial Dollar Principal Amount;

          (g) either Bank (unless otherwise required by any Requirements of Law) reduces the Periodic Rate Finance Charge (as defined in the Pooling and Servicing Agreement) applicable to any Account (as defined in the Pooling and Servicing Agreement) to a rate that would result in the weighted average of the Periodic Rate Finance Charges applicable to all the Accounts as of the last day of any Due Period (as defined in the Pooling and Servicing Agreement) being less than the sum of

               (i) the weighted average of (i) the Certificate Rates (as defined in the Pooling and Servicing Agreement) of each Outstanding Series (as defined in the Pooling and Servicing Agreement) (other than Series [ ]-00), and (ii) the Weighted Average Rate (as defined in the Series [ ]-00 Supplement), in each case as of such last day; and

               (ii) 6%;

          (h) with respect to any series, class or tranche of Notes, any event specified in the terms document for such series, class or tranche as applying to such series, class or tranche; or

          (i) if such series or tranche benefits from any Derivative Agreement, any applicable Derivative Counterparty will default on any payment obligation under the related Derivative Agreement and the continuance of such default for the period established in the related Derivative Agreement;

          (j) if such series or tranche benefits from any Derivative Agreement, and such


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     Derivative Agreement fails to be a Performing Derivative Agreement and such failure is continuing; or

          (k) if such series or tranche benefits from any Derivative Agreement, the occurrence of any default specified in the terms document for such series or tranche relating to the credit rating of the counterparty to such Derivative Agreement.

     SECTION 1202. Notice. Promptly after the occurrence of any Early Redemption Event, the Issuer will promptly notify the Trustee and the Rating Agencies of the identity, stated principal amount and Outstanding Dollar Principal Amount of the affected series, classes or tranches of Notes to be redeemed. Notice of redemption will promptly be given by first-class mail, postage prepaid to each Holder of Notes to be redeemed, at his address appearing in the Note Register. All notices of redemption will state (a) the date on which the redemption of the applicable series, classes or tranches of Notes pursuant to this Article will begin, (b) the redemption price for such series, classes or tranches of Notes, which will be the aggregate Outstanding Dollar Principal Amount of such series, classes or tranches plus accrued or accreted and unpaid interest (if any), and (c) the series, classes or tranches of Notes to be redeemed pursuant to this Article.

     SECTION 1203. Payment of Redemption Price. The redemption price of each tranche of Notes to be redeemed pursuant to this Article will be paid pursuant to Section 502(b).


                                 ARTICLE XIII

                                  Collateral

     SECTION 1301. Recording, Etc. The Issuer intends the Security Interest granted pursuant to this Indenture in favor of the Trustee for the benefit of the Noteholders and the Trustee to be prior to all other liens in respect of the Collateral, and the Issuer will take all actions necessary to obtain and maintain, in favor of the Trustee, for the benefit of the Noteholders and the Trustee, a first lien on and a first priority, perfected security interest in the Collateral. The Issuer will from time to time execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, all as prepared by the Managing Beneficiary and


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delivered to the Issuer, and will take such other action necessary or advisable to:

          (a) grant a Security Interest more effectively in all or any portion of the Collateral;

          (b) maintain or preserve the Security Interest (and the priority thereof) in favor of the Trustee for the benefit of the Noteholders, applicable counterparties to Derivative Agreements and the Trustee created by this Indenture or carry out more effectively the purposes hereof;

          (c) perfect, publish notice of or protect validity of any grant made or to be made by this Indenture;

          (d) enforce the Collateral Certificate, the Derivative Agreements and each other instrument or agreement included in the Collateral;

          (e) preserve and defend title to the Collateral and the rights of the Trustee in such Collateral against the claims of all persons and parties; or

          (f) pay all taxes or assessments levied or assessed upon the Collateral when due.

     The Issuer will from time to time promptly pay and discharge all financing and continuation statement recording and/or filing fees, charges and taxes relating to this Indenture, any amendments thereto and any other instruments of further assurance. The Issuer hereby designates the Trustee its agent and attorney-in-fact to execute any financing statement, continuation statement or other instrument prepared by the Issuer pursuant to this Section but such designation will not impose a duty upon the Trustee to prepare such documents.

     SECTION 1302. Trust Indenture Act Requirements. The release of any Collateral, from the lien created by this Indenture or the release of, in whole or in part, such liens, will not be deemed to impair the Security Interests in contravention of the provisions hereof if and to the extent the Collateral or liens are released pursuant to the terms hereof. The Trustee and each of the Holders of the Notes acknowledge that a release of Collateral or liens strictly in accordance with the terms hereof will not be deemed for any purpose to be an impairment of the Security Interests in contravention of the terms of this Indenture. To the extent applicable, without


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limitation, the Issuer and each other obligor on the Notes will cause TIA ss.
314(d) relating to the release of property or securities from the liens hereof to be complied with. Any certificate or opinion required by TIA ss. 314(d) may be made by an officer of the appropriate obligor, except in cases in which TIA ss. 314(d) requires that such certificate or opinion be made by an independent person.

     SECTION 1303. Suits To Protect the Collateral. Subject to the provisions of this Indenture, the Trustee will have power to institute and to maintain such suits and proceedings as it may deem expedient to prevent any impairment of the Collateral by any acts which may be unlawful or in violation of this Indenture, and such suits and proceedings as the Trustee may deem expedient to preserve or protect their interests and the interests of the Trustee and the Holders of the Notes in the Collateral (including power to institute and maintain suits or proceedings to restrain the enforcement of or compliance with any legislative or other governmental enactment, rule or order that may be unconstitutional or otherwise invalid if the enforcement of, or compliance with, such enactment, rule or order would impair the Security Interests or be prejudicial to the interests of the Holders of the Notes or the Trustee). No counterparties to a Derivative Agreement may direct the Trustee to enforce the Security Interest. Each counterparty's rights consist solely of the right to receive collections allocated for its benefit pursuant to Article V.

     SECTION 1304. Purchaser Protected. In no event will any purchaser in good faith of any property purported to be released hereunder be bound to ascertain the authority of the Trustee to execute the release or to inquire as to the satisfaction of any conditions required by the provisions hereof for the exercise of such authority or to see to the application of any consideration given by such purchaser or other transferee; nor will any purchaser or other transferee of any property or rights permitted by this Article to be sold be under any obligation to ascertain or inquire into the authority of the Issuer or any other obligor, as applicable, to make any such sale or other transfer.

     SECTION 1305. Powers Exercisable by Receiver or Trustee. In case the Collateral will be in the possession of a receiver or trustee, lawfully appointed, the powers conferred in this Article upon the Issuer or any other obligor, as applicable, with respect to the release, sale or other disposition of such property may be exercised by such receiver or trustee, and an instrument signed by such receiver or trustee will be deemed the equivalent of any similar instrument of the Issuer or any other obligor, as applicable, or of any officer or officers thereof


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required by the provisions of this Article.

     SECTION 1306. Determinations Relating to Collateral. In the event (i) the Trustee will receive any written request from the Issuer or any other obligor for consent or approval with respect to any matter or thing relating to any Collateral or the Issuer's or any other obligor's obligations with respect thereto or (ii) there will be due to or from the Trustee under the provisions hereof any performance or the delivery of any instrument or (iii) the Trustee will become aware of any nonperformance by the Issuer or any other obligor of any covenant or any breach of any representation or warranty of the Issuer or any other obligor set forth in this Indenture, then, in each such event, the Trustee will be entitled to hire experts, consultants, agents and attorneys to advise the Trustee on the manner in which the Trustee, as the case may be, should respond to such request or render any requested performance or response to such nonperformance or breach (the expenses of which will be reimbursed to the Agent and the Trustee pursuant to Section 807). The Trustee will be fully protected in the taking of any action recommended or approved by any such expert, consultant, agent or attorney or agreed to by a majority of Holders of the Notes.

     SECTION 1307. Release of Collateral. (a) Subject to the payment of its fees and expenses pursuant to Section 807, the Trustee will, at the request of the Issuer or when otherwise required by the provisions of this Indenture, execute instruments to release property from the lien of this Indenture, or convey the Trustee's interest in the same, in a manner and under circumstances which are not inconsistent with the provisions of this Indenture. No party relying upon an instrument executed by the Trustee as provided in this Article will be bound to ascertain the Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any funds.

     (b) Upon delivery of an Issuer's Certificate certifying that the Issuer's obligations under this Indenture have been satisfied and discharged by complying with the provisions of this Article, the Trustee will (i) execute and deliver such releases, termination statements and other instruments (in recordable form, where appropriate) as the Issuer or any other obligor, as applicable, may reasonably request evidencing the termination of the Security Interests created by this Indenture and (ii) not to be deemed to hold the Security Interests for the benefit of the Trustee and the Holders of the Notes.

     (c) The Banks and the Noteholders will be entitled to receive at least 10 days written notice when the Trustee proposes to take any action pursuant to Section 1307(a), accompanied by copies of any instruments involved, and the Trustee will also be entitled to require, as a condition to such action, an Opinion of Counsel, stating the legal effect of any such action, outlining the steps required to complete the same, and concluding that all conditions precedent to the taking of such action have been complied with. Counsel rendering any such opinion may rely, without independent investigation, on the accuracy and validity of any certificate or other instrument delivered to the Trustee in connection with any such action.

     SECTION 1308. Certain Actions by Trustee. Any action taken by the Trustee pursuant to this Article in respect of the release of Collateral will be taken by the Trustee as its interest in such Collateral may appear, and no provision of this Article is intended to, or will, excuse compliance with any provision hereof.

     SECTION 1309. Opinions as to Collateral. (a) On the Effective Date, the Issuer will furnish to the Trustee an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording and filing of this Indenture, any indentures supplemental hereto, and any other requisite documents, and with respect to the execution and filing of any financing statements and continuation statements, as are necessary to perfect and make effective the first priority lien and security interest in favor of the Trustee, for the benefit of the Trustee, created by this Indenture and reciting the details of such action, or stating that, in the opinion of such counsel, no such action is necessary to make such lien and security interest effective.

     (b) On or before [ ] in each calendar year, beginning in 2000, the Issuer will furnish to the Trustee an Opinion of Counsel with respect to each Uniform Commercial Code financing statement which has been filed by the Issuer either stating that, (i) in the opinion of such counsel, such action has been taken with respect to the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and with respect to the execution and filing of any financing statements and continuation statements as is necessary to maintain the first priority lien and security interest created by this Indenture and reciting the details of such action or (ii) in the opinion of such counsel no such action is necessary to maintain such lien and security interest. Such Opinion of Counsel will also describe the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and the execution and filing of any financing statements and continuation statements that will, in the opinion of such counsel, be required to maintain the lien and security interest of this Indenture until [ ] in the following calendar year.

     SECTION 1310. Delegation of Duties. The Issuer may contract with or appoint other Persons (including the Banks and their affiliates) to assist it in performing its duties under this Indenture, and any performance of such duties by a Person identified to the Trustee in an Issuer's Certificate will be deemed to be action taken by the Issuer.


                                  ARTICLE XIV

                                 Miscellaneous

     SECTION 1401. No Petition. The Trustee, by entering into this Indenture, each Derivative Counterparty, by designating that the obligations of the Issuer pursuant to the applicable Derivative Agreement are secured by the Collateral, each Noteholder, by accepting a Note, agrees that it will not at any time institute against the Banks or the Issuer, or join in any institution against the Banks or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, this Indenture or any Derivative Agreement.

     SECTION 1402. Trust Obligations. No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer or the Issuer Trustee on the Notes or under this Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Issuer Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Issuer Trustee in its individual capacity, any holder of a beneficial interest in the Issuer or the Issuer Trustee or of any successor or assign of the Issuer Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Issuer Trustee has no such obligations in its individual capacity) and except that any such partner, owner or beneficiary will be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

     SECTION 1403. Limitations on Liability. It is expressly understood and agreed by the parties hereto that (a) this Indenture is executed and delivered by the Issuer Trustee not individually or personally but solely as Issuer Trustee, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by the Issuer Trustee but is made and intended for the purpose for binding only the Issuer, (c) nothing herein contained will be construed as creating any liability on the Issuer Trustee individually or personally, to perform any covenant of the Issuer either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties to this Indenture and by any person claiming by, through or under them and (d) under no circumstances will the Issuer Trustee be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Indenture or any related documents.

     SECTION 1404. Notes Treated as Debt. The Issuer and the Noteholders agree that the Notes are intended to be debt of the Banks for federal, State and local income and franchise tax purposes and agree to treat the Notes accordingly for all such purposes, unless otherwise required by a taxing authority.

     SECTION 1405. Actions Taken by the Issuer. Any and all actions that are to be taken by the Issuer will be taken by either the Managing Beneficiary or the Issuer Trustee on behalf of the Issuer.

     IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                        CITIBANK CREDIT CARD ISSUANCE TRUST,

                                        by  [                  ], as Issuer
                                            Trustee and not in its individual
                                            capacity

                                        by:
                                            ---------------------------------

                                            Name:
                                            Title:

Attest:


------------------------


                                        [BANKERS TRUST COMPANY], as Trustee
                                        and not in its individual capacity


                                        by:
                                           ----------------------------------
                                           Name:
                                           Title:

Attest:


------------------------

STATE OF DELAWARE          )
                           )  ss:
COUNTY OF CASTLE           )

     On [ ], [ ], before me personally came , to me known, who, being by me duly sworn, did depose and say that he resides at ; that he is of Citibank Credit Card Issuance Trust, one of the parties described in and which executed the above instrument; that he knows the corporate seal of said corporation; that the seal affixed to that instrument is such corporate seal; that it was affixed by authority of the board of directors of the corporation; and that he signed his name thereto by like authority.




                                        ---------------------------------
                                        Name



----------------------
[Notarial Seal]

STATE OF NEW YORK          )
                           )  ss:
COUNTY OF NEW YORK         )

     On [ ], [ ], before me personally came , to me known, who, being by me duly sworn, did depose and say that he resides at ; that he is of [Indenture Trustee Name], one of the parties described in and which executed the above instrument; that he knows the corporate seal of said corporation; that the seal affixed to that instrument is such corporate seal; that it was affixed by authority of the board of directors of the corporation; and that he signed his name thereto by like authority.



                                        ----------------------------------
                                        Name

--------------------
  [Notarial Seal]

                                                                     EXHIBIT A


                  [FORM OF] PAYMENT REQUEST

From:    Citibank (South Dakota), N.A., as
         Series [    ] Certificate
         Representative under the Series [    ]
         Supplement and as Managing
         Beneficiary of the Citibank Credit
         Card Issuance Trust

To:      Citibank (South Dakota), N.A., as
         Servicer under Citibank Credit Card
         Master Trust I

Date:

             Citibank Credit Card Master Trust I
                   Series [ ] Certificate

            Due Period ending [          ], 20__

[Reference is made to the Series [ ] Supplement, dated as of [ ] (the "Series
[ ] Supplement"), among [ ], and Indenture, dated as of [ ] (the "Indenture"), among [ ]. Terms used herein have the meanings provided in the Series [ ] Supplement or the Indenture, as applicable.

The Series [ ] Representative requests the following payments with respect to the Series [ ] Certificate be made on the following dates:

A.   Allocations of Investor Finance Charge Collections available pursuant to
     Section 4.02(a)(iii) of the Series [ ] Supplement.

     1.   Required pursuant to Section 501(a) of the
          Indenture (to pay accrued and unpaid costs,
          expenses and fees of the Trustee pursuant to
          Section 807 of the Indenture, to be paid as soon
          as practicable after the end of the applicable Due
          Period)..................................................$________

     2. Required pursuant to Section 501(b) of the Indenture (to make the targeted deposits to the Interest Funding Account pursuant to Section 503 of the Indenture, to be paid on the applicable
          Interest Deposit Date)

      Tranche               Interest Deposit Date                  Amount
                                                          $
                                                          $
                                                          $
                                                          $
                                                          $

                              Total................................$________

     3. Required pursuant to Section 501(c) of the Indenture (to make the targeted deposits to the Class C Reserve Account pursuant to Section 517 of the Indenture, on the applicable Monthly Interest
          Date

      Tranche               Monthly Interest Date                  Amount
      -------               ---------------------                  ------
                                                          $
                                                          $
                                                          $
                                                          $
                                                          $

                              Total.................................$________

     4.   Required pursuant to Section 501(d) of the
          Indenture (to make the targeted reinvestment in
          the Invested Amount of the Series [ ] Certificate
          pursuant to Section 519(a) of the Indenture, to be
          paid to the Servicer as soon as practicable after
          the end of the applicable Due Period).....................$________

     5.   Balance of the Investor Finance Charge Collections
          available pursuant to Section 4.02(a)(iii) of the
          Series [ ] Supplement to be paid to the Issuer as
          soon as practicable after the end of the
          applicable Due Period.....................................$________

B. Allocations of Available Investor Principal Collections available pursuant to Section 4.02(b)(ii) of the Series
     [ ] Supplement.

     1. Required pursuant to Section 502(a) of the Indenture (to fund deficiencies in the amounts to be paid pursuant to Items A1 and A2, subject to the limitations set forth in the Indenture, to be paid on the applicable Interest Deposit Date)

      Tranche               Interest Deposit Date                Amount
      -------               ---------------------                ------
                                                         $
                                                         $
                                                         $
                                                         $
                                                         $

                              Total.................................$________

     2. Required pursuant to Section 502(b) of the Indenture (to make the targeted deposits to the Principal Funding Account pursuant to Section 508 of the Indenture, to be paid on the applicable
          Principal Deposit Date)

      Tranche               Principal Deposit Date               Amount
      -------               ----------------------               ------
                                                         $
                                                         $
                                                         $
                                                         $
                                                         $

                              Total.................................$________

     3.   Balance of the Available Investor Principal
          Collections available pursuant to Section
          4.02(b)(ii) of the Series [ ] Supplement to be
          paid to the Servicer to be reinvested in the
          Invested Amount of the Series [ ] Certificate as
          soon as practicable after the end of the
          applicable Due Period.....................................$________


                                        CITIBANK CREDIT CARD ISSUANCE
                                        TRUST, as Issuer

                                        By:  CITIBANK (SOUTH DAKOTA),
                                             N.A., as Managing Beneficiary

                                        By:
                                        Name:
                                        Title:

                                                                     EXHIBIT B



                    [FORM OF] MONTHLY COMPUTATION STATEMENT

                                     Date:

                      Citibank Credit Card Master Trust I
                            Series [ ] Certificate

                     Due Period ending [           ], 20__

Reference is made to the Series [ ] Supplement, dated as of [ ] (the "Series [ ] Supplement"), among [ ], and Indenture, dated as of [ ] (the "Indenture"), among [ ]. Terms used herein have the meanings provided in the Series [ ] Supplement or the Indenture, as applicable.

The computations of the Series [ ] Invested Amount, the Series Adjusted Invested Amount for Series [ ], the Nominal Liquidation Amount, the principal amount of the Series [ ] Certificate, and as of the end of the Due Period ending [ ], 20__ (the "applicable Due Period"), are as follows:

A. Increases in the components of the Series [ ] Invested Amount, the Series Adjusted Invested Amount for Series [ ] and the principal amount of the Series [ ] Certificate, as of the end of the applicable Due Period

     1. The cumulative sum of the Initial Dollar Principal Amount of each tranche of Notes as of the end of the applicable Due Period pursuant to Section 5.01(a)(i) of the Series [ ] Supplement and clause
          (a) of the definition of "Nominal Liquidation
          Amount" in the Indenture

          From all prior Due Periods..............$________

          From the applicable Due Period..........$________

          Total....................................................$________

   2(a). The cumulative sum of accretions of interest on Discount Notes targeted to be deposited (whether or not actually deposited and paid to by the Issuer to the Servicer) for reinvestment in the Series [ ] Invested Amount pursuant to Section
          5.01(a)(ii)(A) of the Series [ ] Supplement and
          Section 519(a) of the Indenture

          From all prior Due Periods..............$________

          From the applicable Due Period..........$________

          Total.....................................................$________

   2(b). The cumulative sum of accretions of interest on Discount Notes paid by the Issuer to the Master
          Trust for reinvestment in the Series [ ] Invested
          Amount pursuant to Section 5.01(a)(ii)(B) of the Series [ ] Supplement and Sections 507(b) of the
          Indenture

          From all prior Due Periods...............$________

          From the applicable Due Period...........$________

          Total......................................................$________

   3. The cumulative sum of reinvestments from releases of prefunding amounts paid to by the Issuer to the Servicer for reinvestment in the Series [ ] Invested Amount pursuant to Section 5.01(a)(iii) of the Series [ ] Supplement and Sections 511(d) and 519(b) of the Indenture

          From all prior Due Periods...............$________

          From the applicable Due Period...........$________

          Total.......................................................$________

   4. The cumulative sum of reimbursements of Investor Charge-Offs paid by the Issuer to the Servicer for reinvestment in the Series [ ] Invested Amount pursuant to Section 5.01(a)(iv) of the Series [ ] Supplement and Section 519(c) of the Indenture

          From all prior Due Periods...............$________

          From the applicable Due Period...........$________

          Total........................................................$________

          SUBTOTAL: All amounts paid by the Issuer to the
          Master Trust (Sum of Items A1, A2(b), A3 and
          A4)......................................$________

     5.   The cumulative sum any reimbursements of Investor
          Charge-Offs made pursuant to Section 5.01(a)(v) of the Series [ ] Supplement

          From all prior Due Periods...............$________

          From the applicable Due Period...........$________

          Total........................................................$________

B. Decreases in the components of the Series [ ] Invested Amount, the Series Adjusted Invested Amount for Series [ ], and the principal amount of the Series [ ] Certificate as of the end of the applicable Due Period

     1. The cumulative sum of all payments of principal collections paid to the Issuer pursuant to Section 4.02(b)(ii) or Section 4.02(c)(ii) of the Series Supplement which are reallocated pursuant to
          Section 5.01(b)(ii)(A) of the Series [ ]
          Supplement or Section 502(b)(i) the Indenture to pay interest on the Notes

          From all prior Due Periods................$________

          From the applicable Due Period............$________

          Total.......................................................$________

   2(a). The cumulative sum of all payments of principal collections paid to the Issuer (other than those referred to in item B(1) above) on deposit in Principal Funding Account or have been withdrawn from the Principal Funding Account pursuant to
          Section 511(a), (b) or (c) of the Indenture

          From all prior Due Periods................$________

          From the applicable Due Period............$________

          Total........................................................$________

          SUBTOTAL All payments of principal collections by
          the Master Trust to the Issuer (Sum of Items B1
          and B2(a))................................$________

   2(b). With respect to all tranches of Notes with a Nominal Liquidation Amount of zero, the cumulative sum of all payments of principal collections to the Issuer (other than those referred to in item B(1) above) on deposit in Principal Funding Account or withdrawn from the Principal Funding Account pursuant to Section 511(a), (b) or (c) of the Indenture

          From all prior Due Periods................$________

          From the applicable Due Period............$________

          Total........................................................$________

     3.   Nominal Liquidation Amount of accelerated Class C
          Notes which cease to be Outstanding pursuant
          Section [ ] of the Indenture after a sale of credit card receivables pursuant to Section 7.03 of the Series [ ] Supplement and Section 708 of the Indenture

          From all prior Due Periods................$________

          From the applicable Due Period............$________

          Total........................................................$________

     4. Nominal Liquidation Amount of tranches of Notes which have reached their Legal Maturity Dates and which cease to be Outstanding after a sale of credit card receivables pursuant to Section 703 of the Series [ ] Supplement and Section 522 of the Indenture

          From all prior Due Periods................$________

          From the applicable Due Period............$________

          Total........................................................$________

     5.   Investor Charge-Offs allocated to the Series [ ]
          Certificate pursuant to Sections 4.03 and 5.01(b)(v) of the Series [ ] Supplement and clause
          (b)(vi) of the definition of Nominal Liquidation
          Amount in the Indenture

          From all prior Due Periods..................$________

          From the applicable Due Period..............$________

          Total........................................................$________

C.   Series [ ] Invested Amount and aggregate Nominal Liquidation Amount of the Notes (sum of Items A1, A2(b), A3, A4 and A5, less Items B1, B2(a),
     B3, B4 and B5)....................................................$________

D.   Series Adjusted Invested Amount for Series [ ] (sum of Items A1, A2(b),
     A3, A4 and A5, less Items B1, B2(b), B3, B4 and B5)...............$________

E.   1.   Principal amount of the Series [ ] Certificate and aggregate Adjusted
          Outstanding Principal Amount of the Notes (sum of Items A1, A2(a)
          and A3, less Item B2)*.......................................$________

     2.   Aggregate amount on deposit in the Principal Funding
          Account......................................................$________

     3.   Aggregate Outstanding Dollar Principal Amount of the Notes (sum of
          Items E1 and E2).............................................$________

                              CITIBANK (SOUTH DAKOTA), N.A.,
                              Servicer of Citibank Credit Card Master
                              Trust I,

                              By:
                              Name:
                              Title:

                              CITIBANK CREDIT CARD ISSUANCE
                              TRUST, as Issuer

                              By:  CITIBANK (SOUTH DAKOTA),
                                   N.A., as Managing Beneficiary

                              By:
                              Name:
                              Title:

---------------------------

*    But subject to Section 5.01(c) of the Series [ ] Supplement.

                                                                     EXHIBIT C

                           [FORM OF] ISSUER'S REPORT

From:    Citibank (South Dakota), N.A., as
         Managing Beneficiary of the
         Citibank Credit Card Issuance Trust

To:      [Rating Agencies]

Date:

                      Citibank Credit Card Master Trust I
                    Due Period ending [            ], 20__

Reference is made to Indenture, dated as of [ ] (the "Indenture"), among [ ]. Terms used herein have the meanings provided in the Indenture.

The following computations are as of the end of the Due Period ending [ ], 20__ (the "applicable Due Period"), as follows, after giving effect to all deposits, allocations, reallocations and payments to be made under the Indenture in the month after the end of the applicable Due Period.

A. Interest to be paid on next Interest Payment Date following the end of the applicable Due Period


                                                               Amount of
                                         Interest Rate       interest due on
                                           Basis and          next Interest       Next Interest
Series, Class, Tranche    Interest Rate     Period           Payment Date        Payment Date

                                           [Fixed] [__-
                                           month LIBOR
                                           plus ____ ]





B.   Targeted deposits to Interest Funding sub-Accounts


            Targeted       Actual
           Deposit to     Deposit to
            Interest       Interest
            Funding        Funding
          sub-Account    sub-Account     Shortfall
Series,      for            for            from         Shortfall
Class,    Applicable     Applicable      applicable     from earlier  Cumulative
Tranche   Due Period     Due Period      Due Period     Due Periods   Shortfall







C.   Targeted deposits to Class C Reserve sub-Accounts



            Targeted        Actual
           Deposit to       Deposit to
            Class C          Class C
            Reserve          Reserve
           sub-Account      sub-Account   Shortfall    Shortfall
Series,       for              for           from        from
Class,     Applicable        Applicable    applicable   earlier      Cumulative
Tranche    Due Period        Due Period   Due Period   Due Periods   Shortfall






D.   Targeted deposits to Principal Funding sub-Accounts


          Targeted          Actual
          Deposit to       Deposit to
          Principal         Principal
          Funding           Funding
          sub-Account       sub-Account    Shortfall    Shortfall
Series,     for               for            from         from
Class,    Applicable       Applicable      applicable   earlier      Cumulative
Tranche   Due Period       Due Period      Due Period   Due Periods  Shortfall

E. Stated Principal Amount, Outstanding Dollar Principal Amount and Nominal Liquidation Amount*





                           [Series, Class, Tranche]
               Changes after giving effect to all deposits, allocations, payments and reallocations after end of applicable Due
                                      Period


                                        Increases                       Decreases
                                        from other                      from other
                                         sources                         sources
                                        (Nominal                        (Nominal
                         Increases     Liquidation                     Liquidation
                           from          Amount          Decreases         Amount           Balance
        As of end of     accretion     only) -- see        from        only) -- see      after giving
         applicable      (Discount)        Note 1         payments        Note 2          effect to
         Due Period     Notes Only)        below        of principal       below            changes

Stated Principal
Amount

Outstanding Dollar
Principal Amount

Nominal
Liquidation
Amount (plus
Amounts on
deposit in
applicable
Principal Funding
sub-Account)

Note 1: [Explain any increases in the Nominal Liquidation Amount from reimbursements of earlier reductions.]

Note 2: [Explain any decreases in the Nominal Liquidation Amount from allocation of Investor Charge-Offs or reallocations of Principal
        Collections to pay interest on a senior class, etc.]



                                           CITIBANK CREDIT CARD ISSUANCE
                                           TRUST, as Issuer

                                           By:    CITIBANK (SOUTH DAKOTA),
                                                  N.A., as Managing Beneficiary

                                           By:
                                           Name:
                                           Title:

-----------------

*    Repeat table for each Series, class and tranche of Notes.

                                       3